Direct Lending Income Fund, LP

Financial Statements with the Report of Independent Registered Public Accounting Firm

For the year ended December 31, 2014

1

Direct Lending Income Fund, LP

2

Direct Lending Income Fund, LP

Report of Independent Registered Public Accounting Firm

To the General Partner of

Direct Lending Income Fund, LP

We have audited the accompanying statement of assets, liabilities and partners’ capital, including the summary schedule of investments of Direct Lending Income Fund, LP (the “Partnership”) as of December 31, 2014, and the related statement of operations and changes in cash flows for the year then ended, and the statement of changes in partners’ capital for each of the two years in the period then ended. The financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2014 by correspondence with lending platforms and certain borrowers and the application of certain alternative auditing procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Direct Lending Income Fund, LP as of December 31, 2014, and the results of its operations and cash flows for the year then ended, and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

EisnerAmper LLP

/s/ EisnerAmper LLP

San Francisco, California

December 28, 2015

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Direct Lending Income Fund, LP

Statement of Assets, Liabilities and Partners’ Capital

as of December 31, 2014

Assets
Investments in Notes, at fair value (cost $102,423,904)	$101,845,324
Cash and cash equivalents	10,044,975
Interest receivable	386,106
Due from Platforms	6,770,650
Other assets	17,582

Total Assets	$119,064,637

Liabilities and Partners’ Capital

Liabilities
Advanced capital contributions	$9,646,220
Distributions and withdrawals payable	1,801,721
Payable to General Partner	445
Accrued expenses and other liabilities	203,772

Total Liabilities	11,652,158

Partners’ Capital	107,412,480

Total Liabilities and Partners’ Capital	$119,064,637

See accompanying notes to financial statements.

4

Direct Lending Income Fund, LP

Statement of Operations

For the year ended December 31, 2014

Investment Income
Interest income	$11,251,251
Total Investment Income	11,251,251

Expenses
Management fee	497,872
Legal fees	155,801
Administrative fees	79,779
Audit and tax fees	75,125
General and administrative expense	28,648
Total Expenses	837,225

Less Expense recoupment paid to General Partner	20,002

Net Investment Income	10,394,024

Realized Loss on Investments
Net realized loss from investments (charge offs)	(2,532,553)
Unrealized depreciation on investments	(272,637)
Net Loss on Investments	(2,805,190)

Net Increase in Partners’ Capital Resulting from Operations	$7,588,834

See accompanying notes to financial statements.

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Direct Lending Income Fund, LP

Statements of Changes in Partners’ Capital

for the years ended December 31, 2014 and 2013

	2014	2013
OPERATIONS:
Net investment income	$10,394,024	$1,609,949
Net realized loss on investments	(2,532,553)	(233,395)
Net change in unrealized depreciation on investments	(272,637)	(305,943)

Net change in net assets resulting from operations	7,588,834	1,070,611

CAPITAL SHARE TRANSACTIONS:
Capital contributions	88,527,663	16,191,136
Capital withdrawals	(5,556,270)	(1,427,535)

Net change in net assets resulting from capital share transactions	82,971,393	14,763,601

NET CHANGE IN NET ASSETS	$90,560,227	$15,834,212

NET ASSETS — Beginning of year	$16,852,253	$1,018,041

NET ASSETS — End of year	$107,412,480	$16,852,253

See accompanying notes to financial statements.

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Direct Lending Income Fund, LP

Statements of Changes in Partners’ Capital (cont.)

for the years ended December 31, 2014 and 2013

For the Year Ended December 31, 2014

	General	Limited
	Partner	Partners	Total

Partners’ Capital, beginning of year	$97,897	$16,754,356	$16,852,253
Capital contributions	-	88,527,663	88,527,663
Capital withdrawals	(1,091,309)	(4,464,962)	(5,556,270)
Net increase in partners’ capital resulting from operations
Pro rata allocation	2,550	7,586,284	7,588,834
Performance allocation to General Partner	990,862	(990,862)	-
Partners’ Capital, end of year	$-	$107,412,480	$107,412,480

For the Year Ended December 31, 2013

	General	Limited
	Partner	Partners	Total

Partners’ Capital, beginning of year	$1,920	$1,016,121	$1,018,041
Capital contributions	-	16,191,136	16,191,136
Capital withdrawals	-	(1,427,535)	(1,427,535)
Net increase in partners’ capital resulting from operations
Pro rata allocation	3,356	1,067,255	1,070,611
Performance allocation to General Partner	92,621	(92,621)	0
Partners’ Capital, end of year	$97,897	$16,754,356	$16,852,253

See accompanying notes to financial statements.

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Direct Lending Income Fund, LP

Statement of Cash Flows

for the year ended December 31, 2014

Cash Flows from Operating Activities
Net Increase in Partners’ Capital Resulting from Operations	$7,588,834

Adjustments to reconcile net increase in partners’ capital to net cash used in operating activities:
Net unrealized depreciation on investments	272,637
Net realized depreciation on investments	2,532,553
Purchases	(181,754,490)
Principal payments	92,873,724
Interest receivable	(386,106)
Due from Platforms	(4,394,029)
Other assets	2,907
Payable to General Partner	(30,462)
Accrued expenses and other liabilities	171,786

Net Cash Used in Operating Activities	(83,122,646)

Cash Flows from Financing Activities
Capital contributions, net of change in advance capital contributions	95,384,884
Capital withdrawals, net of change in distributions and redemptions payable	(5,008,732)

Net Cash Provided by Financing Activities	90,376,152

Net Change in Cash and Cash Equivalents	$7,253,506

Cash and Cash Equivalents, beginning of year	$2,791,469

Cash and Cash Equivalents, end of year	$10,044,975

Supplemental disclosure of cash flow information

Cash received for capital contributions includes $9,646,220 of capital contributions received in advance at December 31, 2014 and excludes $2,789,000 of capital contributions received in advance at December 31, 2013. Cash paid for capital withdrawals excludes $1,801,721 of withdrawals payable to limited partners at December 31, 2014 and includes $1,254,182 paid to limited partners during 2014 in connection with withdrawals payable at December 31, 2013.

See accompanying notes to financial statements.

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Direct Lending Income Fund, LP

Summary Schedule of Investments

As of December 31, 2014

Unique Note # (a) (b)	Cost	Fair Value	% of Partners’ Capital
Future Receivables	36,314,340	36,109,204	33.62%
Accommodation and Food Services	6,239,312	6,204,067	5.78%
179066	210,633	209,444	0.19%
422178	274,248	272,699	0.25%
464159	247,915	246,514	0.23%
473351	261,578	260,100	0.24%
534973	500,325	497,498	0.46%
678714	289,153	287,520	0.27%
962481	233,903	232,581	0.22%
Other	4,221,558	4,197,711	3.91%
Administrative and Support and Waste Management and Remediation Services	6,124	6,089	0.01%
Agriculture, Forestry, Fishing and Hunting	17,539	17,440	0.02%
Arts, Entertainment, and Recreation	587,236	583,919	0.54%
277191	261,752	260,274	0.24%
Other	325,484	323,645	0.30%
Construction	1,184,050	1,177,362	1.10%
153060	299,799	298,105	0.28%
Other	884,252	879,257	0.82%
Educational Services	22,893	22,763	0.02%
Finance and Insurance	16,941	16,845	0.02%
Health Care and Social Assistance	3,653,326	3,632,689	3.38%
257448	487,617	484,863	0.45%
428922	214,918	213,704	0.20%
477608	241,295	239,932	0.22%
697180	313,086	311,317	0.29%
Other	2,396,410	2,382,873	2.22%
Information	3,511,906	3,492,068	3.25%
163185	289,450	287,815	0.27%
246172	243,000	241,627	0.22%
423926	493,208	490,422	0.46%
767128	356,883	354,867	0.33%
771038	238,834	237,485	0.22%
980647	292,104	290,454	0.27%
Other	1,598,428	1,589,398	1.48%
Manufacturing	722,149	718,070	0.67%
596905	303,806	302,090	0.28%
Other	418,343	415,980	0.39%
Professional, Scientific, and Technical Services	3,787,407	3,766,012	3.51%
415694	322,282	320,461	0.30%
642640	324,000	322,170	0.30%
663731	297,948	296,265	0.28%
693614	349,678	347,703	0.32%
928449	303,944	302,227	0.28%
954911	231,262	229,956	0.21%
Other	1,958,294	1,947,232	1.81%
Real Estate and Rental and Leasing	408,243	405,937	0.38%
Retail Trade	8,994,691	8,943,881	8.33%
115790	362,838	360,788	0.34%

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Direct Lending Income Fund, LP

326170	209,847	208,662	0.19%
394188	374,244	372,130	0.35%
438601	386,018	383,837	0.36%
445571	501,071	498,241	0.46%
456435	298,143	296,459	0.28%
546654	247,963	246,562	0.23%
723102	315,648	313,865	0.29%
963124	266,223	264,720	0.25%
Other	6,032,694	5,998,616	5.58%
Transportation and Warehousing	1,271,893	1,264,708	1.18%
544724	223,492	222,229	0.21%
Other	1,048,401	1,042,479	0.97%
Utilities	34,461	34,267	0.03%
Wholesale Trade	3,498,978	3,479,213	3.24%
245042	242,064	240,696	0.22%
378522	501,563	498,730	0.46%
477579	455,229	452,658	0.42%
607671	298,434	296,749	0.28%
680675	210,721	209,531	0.20%
Other	1,790,967	1,780,850	1.66%
Other Services (except Public Administration)	2,357,189	2,343,873	2.18%
602359	253,672	252,239	0.23%
Other	2,103,516	2,091,634	1.95%
Promissory Notes (Talking Capital I, LLC)	7,000,000	6,960,458	6.48%
Information	7,000,000	6,960,458	6.48%
179809	3,500,000	3,480,229	3.24%
815061	3,500,000	3,480,229	3.24%
Real Estate Loans	4,048,325	4,025,457	3.75%
Construction	4,048,325	4,025,457	3.75%
531956	310,000	308,249	0.29%
581574	213,807	212,599	0.20%
621440	358,283	356,259	0.33%
707367	298,295	296,610	0.28%
949738	243,345	241,970	0.23%
Other	2,624,596	2,609,770	2.43%
Term Notes	4,466,341	4,441,111	4.13%
Finance and Insurance	4,466,341	4,441,111	4.13%
598326	4,466,341	4,441,111	4.13%
Loans	21,250,541	21,130,500	19.67%
Accommodation and Food Services	2,313,807	2,300,737	2.14%
Administrative and Support and Waste Management and Remediation Services	773,617	769,247	0.72%
Agriculture, Forestry, Fishing and Hunting	24,922	24,781	0.02%
Arts, Entertainment, and Recreation	398,317	396,067	0.37%
Construction	2,078,971	2,067,227	1.92%
Educational Services	280,638	279,053	0.26%
Finance and Insurance	206,264	205,098	0.19%
Health Care and Social Assistance	2,136,001	2,123,935	1.98%
Information	127,103	126,385	0.12%
Manufacturing	1,202,151	1,195,360	1.11%
Professional, Scientific, and Technical Services	1,069,521	1,063,479	0.99%
Real Estate and Rental and Leasing	17,542	17,443	0.02%
Retail Trade	5,386,962	5,356,532	4.99%
Transportation and Warehousing	929,449	924,199	0.86%
Utilities	45,663	45,405	0.04%

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Direct Lending Income Fund, LP

Wholesale Trade	2,089,417	2,077,614	1.93%
Other Services (except Public Administration)	2,170,197	2,157,938	2.01%
Member Payment Dependent Notes	312,419	310,654	0.29%
Administrative and Support and Waste Management and Remediation Services	42,136	41,898	0.04%
Educational Services	27,985	27,827	0.03%
Finance and Insurance	5,812	5,779	0.01%
Health Care and Social Assistance	35,000	34,802	0.03%
Information	19,489	19,379	0.02%
Manufacturing	33,508	33,319	0.03%
Professional, Scientific, and Technical Services	72,155	71,748	0.07%
Real Estate and Rental and Leasing	11,575	11,510	0.01%
Retail Trade	36,685	36,478	0.03%
Transportation and Warehousing	18,353	18,250	0.02%
Other Services (except Public Administration)	9,720	9,665	0.01%
Participation Interest in Credit Lines	4,811,170	4,783,992	4.45%
Administrative and Support and Waste Management and Remediation Services	720,970	716,897	0.67%
Arts, Entertainment, and Recreation	42,068	41,831	0.04%
Construction	1,091,232	1,085,068	1.01%
Educational Services	150,606	149,755	0.14%
Health Care and Social Assistance	216,572	215,349	0.20%
Information	38,125	37,910	0.04%
Manufacturing	409,575	407,261	0.38%
Professional, Scientific, and Technical Services	731,130	727,000	0.68%
Real Estate and Rental and Leasing	157,519	156,630	0.15%
Retail Trade	263,511	262,022	0.24%
Wholesale Trade	989,862	984,271	0.92%
Participation Interest in Loans	1,503,052	1,494,562	1.39%
Accommodation and Food Services	72,097	71,689	0.07%
Administrative and Support and Waste Management and Remediation Services	34,049	33,856	0.03%
Arts, Entertainment, and Recreation	61,293	60,947	0.06%
Construction	92,768	92,244	0.09%
Finance and Insurance	100,762	100,193	0.09%
Health Care and Social Assistance	290,777	289,135	0.27%
Information	17,943	17,842	0.02%
Manufacturing	120,465	119,784	0.11%
Professional, Scientific, and Technical Services	181,043	180,020	0.17%
Retail Trade	274,977	273,424	0.25%
Wholesale Trade	144,378	143,563	0.13%
Other Services (except Public Administration)	112,500	111,865	0.10%
Participation Interest in Receivables	894,199	889,147	0.83%
Construction	894,199	889,147	0.83%
Payment Dependent Promissory Notes (Quarterspot Inc.)	21,823,518	21,700,239	20.20%
Accommodation and Food Services	1,455,242	1,447,021	1.35%
Administrative and Support and Waste Management and Remediation Services	1,415,248	1,407,254	1.31%
Arts, Entertainment, and Recreation	357,647	355,627	0.33%
Construction	1,096,408	1,090,215	1.01%
Educational Services	161,588	160,675	0.15%
Finance and Insurance	27,236	27,082	0.03%
Health Care and Social Assistance	2,328,102	2,314,951	2.16%
Information	469,267	466,617	0.43%
Manufacturing	2,125,029	2,113,025	1.97%
Mining, Quarrying, and Oil and Gas Extraction	40,683	40,453	0.04%
Professional, Scientific, and Technical Services	1,083,944	1,077,821	1.00%

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Direct Lending Income Fund, LP

Public Administration	36,089	35,885	0.03%
Real Estate and Rental and Leasing	443,797	441,291	0.41%
Retail Trade	5,103,990	5,075,158	4.72%
Transportation and Warehousing	1,143,588	1,137,128	1.06%
Utilities	127,526	126,806	0.12%
Wholesale Trade	2,114,834	2,102,887	1.96%
Other Services (except Public Administration)	2,293,300	2,280,345	2.12%
Grand Total	102,423,904	101,845,324	94.82%

(a)	All securities are restricted securities.
(b)	All Notes are issued by U.S. domiciled entities and are denominated in U.S. dollars.

The Summary Schedule of Investments is designed to disclose the top 50 positions held by the Fund to help investors better focus on the Fund’s principal holdings. Refer to Exhibit A for the full Schedule of Investments.

See accompanying notes to financial statements.

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Direct Lending Income Fund, LP

Notes to Financial Statements

For the year ended December 31, 2014

1.	Organization

Direct Lending Income Fund, L.P. (the “Partnership”), a Delaware investment limited partnership, was organized on September 21, 2012 and commenced operations on November 1, 2012. The Partnership was organized to operate as a private investment partnership. Direct Lending Investments, LLC, a limited liability company organized under the laws of California, serves as the general partner (the “General Partner”) of the Partnership. The General Partner is not currently registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Partnership’s interests are offered pursuant to its Offering Memorandum and Amended and Restated Limited Partnership Agreement (collectively, the “Agreement”). The Partnership currently consists of five classes of interests: Class A, Class B, Class C, Class D and Class E (each “Class” and collectively, the “Classes”). The Partnership is not currently offering Class B, C, D or E interests. The Classes have substantially the same rights and privileges, except with respect to fees.

The Partnership is organized for the purpose of investing in short-term term loans, credit lines, receivables, loans to non-bank lenders, equity interests in non-bank lenders, and other debt instruments (“Notes”). The Partnership typically holds such Notes to maturity, with the goal of delivering to investors a stable stream of investment returns derived from interest income.

The Partnership seeks to achieve this objective in two ways. First, the Partnership invests directly in Notes that it purchases from multiple loan originators (“Lending Platforms” or “Platforms”). Second, the Partnership finances Lending Platforms who are non-bank lenders. The Fund may finance non-bank lenders directly, or it may invest in debt instruments, preferred interests or common interests in special purpose vehicles (“SPVs”) that own a portfolio of Notes originated by the Lending Platform which is the sponsor of the SPV. The terms of the SPVs are negotiated separately with the sponsoring Lending Platform, including the parameters for Notes included in the SPV.

Investments in short-term notes represent loans which provide for regular payments either daily, weekly or monthly designed the amortize the principal balance of the loan over a fixed term, typically less than three years. Investments in lines of credit represent loans in which the borrower is allowed to borrow, repay and reborrow amounts during the term of the loan, typically three years or less. Investments in receivables represent the purchase of accounts receivable due to a merchant for goods and services provided by the merchant in the ordinary course of its business. Investments in payment dependent notes represent investments in notes issued by a lending platform which are not a general obligation of the Lending Platform, but which are only paid to the extent the Lending Platform receives payment on an underlying financial obligation. Investments in future receivables represent the purchase of a future stream of cash flows purchased from small businesses that are received periodically. Notes are often secured by a general lien on the borrower’s assets or a lien on specific property, such as real estate. However, many Lending Platforms do not take steps to perfect UCC liens or only take steps if the principal amount exceeds a certain amount. As a result, the risks associated with such Notes are similar to the risks associated with unsecured notes and loans. The Partnership’s investment in Notes may take the form of a participation interest in the Notes, where the other participant is typically the Lending Platform which originated the Note.

Opus Fund Services (Bermuda) Ltd. serves as the Partnership’s administrator providing administrative services.

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Direct Lending Income Fund, LP

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been presented in United States (“U.S.”) dollars in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The Partnership is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946, Financial Services - Investment Companies (“ASC 946”).

Cash and Cash Equivalents

Cash and cash equivalents consist of cash at financial institutions. There are no withdrawal restrictions. At times, cash balances held at financial institutions were in excess of the Federal Deposit Insurance Corporation’s insurance limits; however, the Partnership primarily places its cash with high-credit quality financial institutions. The Partnership has never experienced any losses related to those balances.

Due from Platforms

Due from Platforms represents net amounts receivable from and payable to Platforms in connection with the Partnership’s purchase of Notes, collection of principal and interest on Notes and payment of servicing and other transaction fees to the Platforms. Critical to the Partnership’s operations is its reliance on the Platforms for the collection and servicing of the Notes purchased from the Platforms. Inherent in the Partnership’s reliance on the Platforms is the risk that the Platforms would be unable to meet their obligations to the Partnership.

Investment Transactions

The Partnership records transactions based on the purchase date of the Notes. Realized gains and losses on transactions are determined on a specific identification basis. Interest income is recognized on an accrual basis.

Valuation of Investments in Notes

The Partnership reports its investments at fair value, which US GAAP defines as the price, not adjusted for transaction costs, that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the asset at the measurement date. Management need not identify specific market participants in developing its assumptions about the fair value of a particular asset. Accordingly, the determination of fair value is based on a hypothetical transaction at the measurement date.

US GAAP establishes a hierarchy that prioritizes the inputs used to measure fair value. Observable inputs are independent market data such as an exchange quotation. Unobservable inputs are management’s own assumptions, developed based on the best information available in the circumstances, used to price an asset in the absence of an observable input. Investments are categorized based on the lowest level of input significant to the fair value measurement, as follows:

Level 1 – The valuation is based on quoted prices in active markets for identical instruments.

Level 2 – The valuation is based on observable inputs such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market.

Level 3 – The valuation is based on unobservable data used when there is little or no market activity and reflects management’s own assumptions about how market participants would price such assets. Level 3 valuations are typically performed using pricing models, discounted cash flow or similar techniques.

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Direct Lending Income Fund, LP

Measurement of fair value using level 2 and level 3 inputs necessitates the use of estimates and assumptions that are inherently subjective, and the values determined by management as a result of using such inputs may differ significantly from the values that would have been used had observable quotations in an active market existed, and the differences could be material. The level of input used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Partnership’s investments in Notes is estimated using a discounted cash flow technique based upon a set of valuation assumptions. The primary cash flow assumptions used to value such Notes include default rates derived from historical performance and discount rates applied based on perceived credit risk for such Notes (see Note 4).

Advanced Capital Contributions and Distributions and Redemptions Payable

Contributions received in advance of the effective date are recorded as advance capital contributions on the statement of assets, liabilities and partner’s capital. Withdrawals paid after the end of the year, but based upon year-end capital balances, are reflected as distributions and redemptions payable on the statement of assets, liabilities and partners’ capital.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Income Taxes

No provision for Federal, state and local income taxes has been made in the accompanying financial statements, as individual partners are responsible for their proportionate share of the Partnership’s taxable income. Interest, dividends and other income realized by the Partnership from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced.

The Partnership is subject to potential examination by taxing authorities in various jurisdictions. The open tax years under potential examination vary by jurisdiction. The Partnership recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of December 31, 2014, there was no impact to the financial statements relating to accounting for uncertainty in income taxes.

The Partnership also intends to elect to be treated as a Registered Investment Company (“RIC”) under Subchapter M of the Code. As a RIC, the Partnership generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its partners as dividends. To continue to qualify as a RIC, the Partnership must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Partnership must distribute to its partners, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

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Direct Lending Income Fund, LP

3.	Significant Risk Factors

The Partnership’s investments in the Notes are subject to but not limited to the following risks:

Dependence on Certain Lending Platforms and Note Issuers

The Partnership relies on the Platforms for the origination, collection and servicing of the Notes in which the Fund invests. A number of Lending Platforms report that there is currently greater demand for Notes issued by Lending Platforms than there is supply from the Lending Platforms. Therefore, at times there may be an insufficient number of Notes available for purchase which meet the Partnership’s investment criteria, which could impair the Partnership’s ability to fully invest its capital in Notes. To the extent the Partnership is unable to invest its capital in Notes, such capital will be held in bank deposits or money market accounts that generate far lower rates of return than Notes, which will depress the return to Limited Partners.

The General Partner does not have the infrastructure to source or service Notes on its own, and is dependent on Lending Platforms to source Notes, conduct appropriate due diligence and service the Notes. The Partnership may be unable to fulfill its investment strategy if the Lending Platforms with which the Partnership has relationships were to dissolve, liquidate, become bankrupt or otherwise cease operations or change their businesses and cease originating new Notes for purchase by its members, including the Partnership. Some Lending Platforms have entered into agreements with certain Note purchasers which give them preferred access to Notes generated by the Lending Platform. At present, the Partnership is the beneficiary of these types of agreements with a number of Lending Platforms, but there is no guarantee that such agreements will continue to remain in place, and the termination of any such agreements could impair the Partnership’s ability to invest its assets in Notes which meet its investment criteria. In addition, the greater demand for borrowers may enable qualified borrowers to shop around and reduce overall interest rates paid on high-quality Notes, which could hurt the Partnership’s investment returns. The Lending Platforms with which the Partnership currently has agreements have limited operating histories in an evolving industry, which makes it difficult for the Partnership to evaluate future prospects and may increase the Partnership’s investment risks associated with buying investments from the Lending Platforms.

General Investment Risks

The Partnership’s success depends on the General Partner’s ability to implement its investment strategy. No assurance can be given that the investment strategies to be used by the Partnership will be successful under all or any market conditions. The Partnership may increase its cash position to up to 100% of its assets if no Notes are available for purchase at attractive rates on any current or alternative underwriting platforms. During such times, interest income will decrease. An investor in the Partnership should note that market prices of the Notes in which the Partnership invests will be unavailable, and none of the notes will be rated by an established rating agency. Although performing Notes will be valued at their remaining principal balance, there is not a secondary market for these assets or for those that are not performing according to their original amortization schedule.

Investment and Trading Risks

All investments involve the risk of a loss of capital. No guarantee or representation is made that the Partnership’s investment program will be successful, and investment results may vary substantially over time.

Risks Inherent in Investing in the Notes

Other than cash investments, the Partnership invests exclusively in (a) Notes, or (b) investments in non-bank lenders who originate, collect and service Notes. Accordingly, the Partnership’s portfolio will not be diversified beyond Notes, investments in non-bank lenders in the business of originating and servicing Notes, and cash investments. Therefore, the Partnership’s portfolio may be subject to more risk than would be the case if the Partnership maintained a wider diversification among types of loans, promissory notes or other debt obligations with greater variation in maturities.

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Direct Lending Income Fund, LP

Illiquidity of Notes

The Notes are not listed on any securities exchange or traded on the over-the counter market. There is no secondary market available for the Notes. Therefore, the Partnership must hold its Notes to maturity.

Interest Rate Risk

Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of the Partnership’s investments in the Notes. Interest Rate Risk is mitigated by the short term nature of the Notes in which the partnership invests.

Catastrophe/Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemic disease, acts of terrorism and other catastrophes) could adversely affect the Partnership’s investments.

Prepayment Risk

A Note is prepaid when some or entire principal amount on a Note is paid earlier than originally scheduled. All or a portion of the remaining principal amount can be paid at any time, and no interest will be earned on the Note after it is prepaid. However, some but not all Notes contain prepayment or guarantee fees which compensate the Partnership for the loss in interest income when the Note is prepaid. If a portion of the remaining unpaid principal balance on a Note is prepaid, the term of the Note will not change, but interest will cease to accrue on the prepaid portion. In addition, the Partnership may not be able to find a similar rate of return on another investment at the time at which a Note is prepaid in part or in full.

Concentration Risk

The top three Lending Platforms accounted for 77.5% of the Notes as at December 31, 2014.

4.	Financial Instruments and Fair Value

The Partnership’s investments in the Notes are categorized as Level 3 investments. The accounting guidance requires the following table disclosing changes in Level 3 assets measured at fair value on a recurring basis for the period ended December 31, 2014.

Notes

Beginning balance, January 1, 2014	$15,769,748

Purchases	181,754,490
Principal payments	(92,873,724)
Net realized loss on investments (charge offs)	(2,532,553)
Net change in unrealized depreciation on investments	(272,637)

Ending balance, December 31, 2014	$101,845,324

During the period ended December 31, 2014, there were no transfers between Levels 1, 2 or 3 of the fair value hierarchy. All of the Partnership’s investments are Level 3 investments.

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Direct Lending Income Fund, LP

Significant Unobservable Inputs

The following table presents quantitative information about the significant unobservable inputs and the sensitivity of the current fair value to immediate adverse changes in those inputs at December 31, 2014.

December 31, 2014

Discount rate assumption:	17.0%

Resulting fair value from:
100 basis point increase	101,400,375
200 basis point increase	100,962,726
100 basis point decrease	102,297,774
200 basis point decrease	102,757,934

Default rate assumption:	4.1%

Resulting fair value from:
Applying a 0.8 multiplier to default rate	102,287,547
Applying a 0.9 multiplier to default rate	102,066,434
Applying a 1.1 multiplier to default rate	101,624,209
Applying a 1.2 multiplier to default rate	101,403,096

The valuation technique used for our Level 3 assets as presented in the previous table is described as follows:

Discounted Cash Flow - Discounted cash flow valuation techniques generally consist of developing an estimate of future cash flows that are expected to occur over the life of the Notes and then discounting those cash flows at a rate of return that results in the fair value amount. Significant unobservable inputs presented in the previous table are those considered significant to the estimated fair values of the Level 3 assets. The Partnership considers unobservable inputs to be significant, if by their exclusion, the estimated fair value of the Level 3 asset or liability would be impacted by a significant percentage change, or based on qualitative factors such as nature of the instrument and the significance of the unobservable inputs relative to other inputs used within the valuation. Following is a description of the significant unobservable inputs provided in the table.

Discount Rate – The discount rate is a rate of return used to discount future expected cash flows to arrive at a present value, the fair value, of a financial instrument. The discount rates for the projected net cash flows of the Notes are the Partnership’s estimates of the rates of return that investors in small business credit obligations would require when investing in the various credit grades of these notes. Discount rates for existing Notes are adjusted to reflect the time value of money. A risk premium component is implicitly included in the discount rates to reflect the amount of compensation market participants require due to the uncertainty inherent in the instruments’ cash flows resulting from risks such as credit and liquidity.

Default Rate – The default rate presented is an annualized, average estimate considering all loan categories, and represents an aggregate of conditional default rate curves for each credit grade or loan category. Each point on a particular loan category’s curve represents the percentage of principal expected to default per period based on the term and age of the underlying loans.

The General Partner is responsible for valuation policies and procedures and determining the fair value of the investments. The General Partner has procedures in place to determine the fair value of the Partnership’s Level 3 investments. Such procedures are designed to assure that the applicable valuation approach is appropriate and that values included in these financial statements that are based on unobservable inputs are reasonable.

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Direct Lending Income Fund, LP

The Managing Member of the General Partner oversees the valuation process, which includes consultation with internal valuation professionals. The Managing Member of the General Partner reviews decisions and recommendations made by internal valuation professionals, changes in fair value measurements and may, as considered appropriate, update fair value guidelines to reflect available information.

Significant Recurring Level 3 Fair Value Asset and Liability Input Sensitivity

A discounted cash flow technique is used to determine the fair value of our Level 3 Notes at fair value. Use of this technique requires determination of relevant inputs and assumptions, some of which represent significant unobservable inputs as indicated in the preceding table. Accordingly, changes in these unobservable inputs may have a significant impact on fair value. Certain of these unobservable inputs will (in isolation) have a directionally consistent impact on the fair value of the instrument for a given change in that input. Alternatively, the fair value of the instrument may move in an opposite direction for a given change in another input. For example, increases in the discount rate and estimated default rate will reduce the estimated fair value of the Notes. When multiple inputs are used within the valuation technique of a Note at fair value, a change in one input in a certain direction may be offset by an opposite change in another input having a potentially muted impact to the overall fair value of that particular instrument.

5.	Partnership Terms and Related Party Transactions

Allocation of Income (Loss), Management Fees and Performance Allocation

On the first day of each month, an amount is deducted from the capital account of each limited partner and paid as management fees to the General Partner equal to 0.167% of the value of each such capital account. The management fees totaled $497,872 for the year ended December 31, 2014.

At the end of each accounting period of the Partnership, any net profit or net loss is allocated to the capital accounts of all partners in proportion to their respective allocation percentages for such period. For this purpose, each accounting period shall end at the close of each month, at any other time a partner makes an additional capital contribution or affects a withdrawal, and at such other times as the General Partner may determine.

Prior to September 30, 2014, on the last business day of each calendar quarter, the General Partner received a performance profit allocation (the “Performance Allocation”) in an amount equal to 20% of the excess of (i) the net profits (less any net losses) otherwise allocable for such quarter to the capital account of each limited partner over (ii) any balance remaining in such limited partner’s cumulative loss account as of the beginning of such calendar quarter. The purpose of the cumulative loss account, which is also known as a “High Water Mark,” is to provide that no performance profit allocations be made to the General Partner until prior losses allocated to a Partner have been recovered.

Effective October 1, 2014, the Performance Allocation was changed to a monthly basis so that on the last business day of each calendar month, the General Partner shall receive a Performance Allocation in an amount equal to 20% of the excess of (i) the net profits (less any net losses) otherwise allocable for such month to the capital account of each limited partner over (ii) any balance remaining in such limited partner’s cumulative loss account as of the beginning of such calendar month. The general partner has the right to reduce or waive management fees and performance allocation for any limited partner. The performance allocation totaled $990,862 for the year ended December 31, 2014.

Members of the general partner and affiliated persons and other related parties have individual limited partner capital accounts totaling approximately $2.3 million at December 31, 2014.

Expense Limitation Agreement

The General Partner has agreed to pay any expenses of the Partnership, other than Management Fees or Transaction Expenses, to the extent that such expenses exceed 1% on an annual basis or 0.0833% per month. To the extent the General Partner pays expenses of the Partnership pursuant to the preceding sentence, the General Partner may recoup the amount it pays on behalf of the Partnership by charging the Partnership 0.0833% per month for expenses in future months (even if the actual expenses for that month are less than 0.0833%) until the General Partner has recovered from the Partnership all expenses previously paid by the General Partner on the Partnership’s behalf. The General Partner may, at its sole discretion, modify or eliminate this expense limitation at any time, provided that the General Partner gives all Limited Partners thirty (30) days advance notice before any change or elimination. “Transaction Expenses” consist of all amounts paid by the Partnership (a) to effect the purchase or sale of a specific investment, including without limitation brokerage commissions, clearing and settlement charges or professional fees, and (b) in connection with loans obtained by the Partnership, including without limitation interest, origination fees, points, or professional fees. During the year ended December 31, 2014, the Partnership reimbursed the General Partner $20,002 in recoupment of expenses paid by the General Partner in prior years pursuant to the expense limitation agreement. The General Partner was not entitled to any recoupment amount under the expense limitation agreement as of December 31, 2014.

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Direct Lending Income Fund, LP

Contributions

The minimum initial capital contribution to the Partnership is $250,000, subject to the General Partner’s sole discretion to accept subscriptions for lesser amounts. Except as provided by the General Partner, interests shall be credited to the Partnership only on the first business day of any calendar month. The General Partner may, in its sole discretion, elect to temporarily or permanently suspend the offering of Interests. The General Partner may, in its sole discretion, reject any subscription request for any reason or no reason.

Withdrawals

Limited partners may generally request to withdraw all or a portion of the balance in their capital account as of the end of any calendar month (or more frequently in the sole discretion of the General Partner) (a “Withdrawal”), provided that the Partnership receives at least 35 days prior written notice of such withdrawal. There is no minimum duration or “lock-up” period for investments in the Partnership. The General Partner expects in normal circumstances that payments for Withdrawals will generally be made within 30 days of the effective withdrawal date (except to the extent of any unrealized side pocket investments); however, if sufficient cash is not available to accommodate all withdrawal requests, the General Partner will allocate a pro rata share of cash available for withdrawals in each calendar month to each limited partner requesting a withdrawal until the request is paid in full. The amount due to the Limited Partners for withdrawals, found in the form of distributions and withdrawals payable as of December 31, 2014, amounts to $1,529,740.

Distributions

Investors in the Partnership may elect to receive periodic monthly distributions equal to the amount of Net Profits allocated to the Investor’s Capital Account for the month (less a reserve for the potential performance allocation chargeable for the: quarter for periods prior to September 30, 2014 and monthly for periods after October 1, 2014). Investors may make the election at the time they initially subscribe to invest in the Partnership and may change their election at any time, provided that any change to an election will only be given effect for a calendar month if it is received at least 20 days before the end of the month. The distributions will generally be paid within 30 days after the end of each calendar month. All periodic monthly distributions are subject to availability of cash to fund such distributions. The amount due to the Limited Partners for distributions, found in the form of distributions and withdrawals payable as of December 31, 2014, amounts to $271,981.

Side Letters

The General Partner may enter into agreements with certain Limited Partners that will result in different terms of an investment in the Fund than the terms applicable to other Limited Partners. As a result of such agreements, certain Limited Partners may receive additional benefits which other Limited Partners will not receive (e.g., additional information regarding the Fund’s portfolio, different withdrawal terms, or lower Management Fee rates or Performance Allocations). The General Partner is not required to notify the other Limited Partners of any such agreement or any of the rights and/or terms or provisions thereof, nor is the General Partner required to offer such additional and/or different terms or rights to any other Limited Partner. The General Partner may enter into any such agreement with any Limited Partner at any time in its sole discretion.

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Direct Lending Income Fund, LP

Interests in Platforms

Affiliates of the General Partner own equity interests in three entities that serve as Lending Platforms for the Partnership. The equity interests were acquired in private placements, privately negotiated transactions or on the open market if the Lending Platform’s shares are publicly traded on terms comparable to the price paid by unrelated third parties. The equity interests represent a de minimus share of ownership of the Lending Platform, and do not entitle the holder to exercise significant influence or control over the Lending Platform.

6.	Indemnifications

The Partnership enters into contracts in the ordinary course of business under which it agrees to indemnify counterparties from certain liabilities arising out of business that they conduct with the Partnership. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.	Financial Highlights

The financial highlights represent the Partnership’s financial performance for the year ended December 31st, 2014.

An individual partner’s performance may vary based on different financial arrangements such as management fee, performance allocation, new issue participation and/or the timing of capital transactions.

Total return is computed based on the change in the limited partners’ capital accounts taken as a whole during the period, adjusted for capital contributions and withdrawals.

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Direct Lending Income Fund, LP

Total return	2014

Total return before performance allocation	15.51%
Performance allocation to General Partner	(1.99%)

Total return after performance allocation to General Partner	13.52%

Ratio / Supplemental Data

Ratio of net investment income to average net assets(1)	19.82%
Ratio of operating expenses to average net assets(1)(2)	3.49%
Ratio of expense recoupment to average net assets(1)	0.04%
Ratio of total operating expenses to average net assets(1)	3.53%

(1)	The General Partner has agreed to reimburse the Partnership for operating expenses to the extent operating expenses, other than the General Partner’s management fee, performance allocation or certain transaction expenses, exceed 1% on an annual basis. The General Partner has the right to recoup any expenses it reimburses to the extent such expenses are less than 1% in future periods. During the year ending December 31, 2014, the General Partner was not required to reimburse the Partnership for any operating expenses and the General Partner was paid $20,002 in recoupment of operating expenses reimbursed in prior periods. The ratios of net investment income and performance allocation to average net assets, before the impact of reimbursement to General Partner for operating expenses totaled 19.86% and 1.90% respectively.

(2)	Operating expense includes the performance allocation paid to the General Partner, which was 1.89% of average net assets.

8.	Unfunded Loan Commitments

As of December 31, 2014, the Partnership had unfunded loan commitments pursuant to the following loan agreements with the following borrowers:

Unique Note #	Type	Cost	Fair Value
271843	Participation Interest in Credit Lines	32,804	32,619
637002	Participation Interest in Credit Lines	17,874	17,773
757960	Participation Interest in Credit Lines	59,809	59,471
388838	Participation Interest in Credit Lines	38,340	38,123
293538	Participation Interest in Credit Lines	72,962	72,550
899068	Participation Interest in Credit Lines	123,084	122,388
991602	Participation Interest in Credit Lines	34,855	34,658
103152	Participation Interest in Credit Lines	69,717	69,324
529584	Participation Interest in Credit Lines	129,030	128,301
628578	Participation Interest in Credit Lines	95,310	94,771
830494	Participation Interest in Credit Lines	74,645	74,223
262796	Participation Interest in Credit Lines	97,994	97,440
762362	Participation Interest in Credit Lines	134,702	133,941
993159	Participation Interest in Credit Lines	66,684	66,308
375483	Participation Interest in Credit Lines	25,819	25,674
439013	Participation Interest in Credit Lines	32,911	32,725
260555	Participation Interest in Credit Lines	150,606	149,755
445639	Participation Interest in Credit Lines	47,815	47,545

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Direct Lending Income Fund, LP

133450	Participation Interest in Credit Lines	24,985	24,844
389202	Participation Interest in Credit Lines	105,088	104,495
265510	Participation Interest in Credit Lines	32,541	32,357
626530	Participation Interest in Credit Lines	10,191	10,134
414075	Participation Interest in Credit Lines	141,426	140,627
959964	Participation Interest in Credit Lines	17,834	17,733
102609	Participation Interest in Credit Lines	53,251	52,950
588238	Participation Interest in Credit Lines	91,169	90,654
451207	Participation Interest in Credit Lines	39,958	39,732
950817	Participation Interest in Credit Lines	72,950	72,538
885998	Participation Interest in Credit Lines	33,786	33,596
975765	Participation Interest in Credit Lines	24,600	24,461
380520	Participation Interest in Credit Lines	16,460	16,367
827172	Participation Interest in Credit Lines	42,686	42,445
536579	Participation Interest in Credit Lines	11,720	11,654
360240	Participation Interest in Credit Lines	191,147	190,067
368407	Participation Interest in Credit Lines	128,258	127,534
495045	Participation Interest in Credit Lines	21,516	21,395
988044	Participation Interest in Credit Lines	123,941	123,241
979265	Participation Interest in Credit Lines	42,839	42,597
947483	Participation Interest in Credit Lines	37,353	37,142
995980	Participation Interest in Credit Lines	91,896	91,377
758092	Participation Interest in Credit Lines	193,635	192,541
839454	Participation Interest in Credit Lines	25,440	25,296
978434	Participation Interest in Credit Lines	26,538	26,388
430450	Participation Interest in Credit Lines	14,966	14,881
849930	Participation Interest in Credit Lines	47,367	47,099
849610	Participation Interest in Credit Lines	49,220	48,942
830735	Participation Interest in Credit Lines	27,168	27,015
111676	Participation Interest in Credit Lines	112,639	112,003
786294	Participation Interest in Credit Lines	87,393	86,899
888017	Participation Interest in Credit Lines	42,125	41,887
980684	Participation Interest in Credit Lines	81,578	81,117
563860	Participation Interest in Credit Lines	68,186	67,801
439370	Participation Interest in Credit Lines	120,928	120,245
667839	Participation Interest in Credit Lines	42,068	41,831
531191	Participation Interest in Credit Lines	157,519	156,630
268856	Participation Interest in Credit Lines	34,176	33,983
154279	Participation Interest in Credit Lines	189,404	188,334
489005	Participation Interest in Credit Lines	73,564	73,149
240022	Participation Interest in Credit Lines	59,574	59,238
800125	Participation Interest in Credit Lines	32,425	32,242
905517	Participation Interest in Credit Lines	27,895	27,737
899822	Participation Interest in Credit Lines	22,173	22,048
714258	Participation Interest in Credit Lines	24,355	24,217
732216	Participation Interest in Credit Lines	30,318	30,147
411743	Participation Interest in Credit Lines	99,785	99,222
588635	Participation Interest in Credit Lines	28,538	28,377
939243	Participation Interest in Credit Lines	154,037	153,167
219904	Participation Interest in Credit Lines	38,125	37,910
277575	Participation Interest in Credit Lines	73,228	72,815
346064	Participation Interest in Credit Lines	39,466	39,243
738922	Participation Interest in Credit Lines	53,871	53,567
499636	Participation Interest in Credit Lines	9,304	9,251
210832	Participation Interest in Credit Lines	33,491	33,302
338432	Participation Interest in Credit Lines	30,112	29,942
598326	Term Notes	4,466,341	4,441,111
		9,277,511	9,225,103

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Direct Lending Income Fund, LP

The Partnership has the contractual right but not the obligation to purchase additional loans from a number of Lending Platforms. These rights may be substantial but do not constitute any kind of commitment on behalf of the Partnership.

In the event that the Partnership fails to fulfill any unfunded loan commitments, the Lending Platforms have the right to purchase the underlying loan back from the Partnership at the outstanding principal balance.

9.	Subsequent Events

Management has evaluated the possibility of subsequent events through December 28, 2015, the date the financial statements were available to be issued.

For the period from January 1, 2015 through December 28, 2015, the Partnership accepted capital contributions of approximately $300,137,000 inclusive of the contributions made in advance of $9,646,000 at December 31, 2014.

During the period January 1, 2015 through December 28, 2015, capital withdrawals by limited partners totaled $27,634,000.

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Direct Lending Income Fund, LP

Exhibit A - Schedule of Investments

As of December 31, 2014

Unique Note # (c)	% of Partners’ Capital	Interest Rate or Rate of Return (e)	Maturity Date	Cost	Fair Value
Future Receivables (d)	33.62%			36,314,340	36,109,204
Accommodation and Food Services	5.78%			6,239,312	6,204,067
121681		16.74%	10/31/15	79,198	78,750
138882		15.06%	7/31/16	85,372	84,889
148636		18.41%	10/31/15	117,097	116,435
178806		22.27%	5/31/16	132,990	132,239
179066		20.56%	3/31/16	210,633	209,444
184350		36.65%	4/30/15	11,039	10,976
206962		20.48%	5/31/15	20,883	20,765
207094		56.42%	3/31/16	36,076	35,873
210170		15.51%	3/31/17	104,912	104,319
233032		16.90%	6/30/16	84,767	84,288
239874		22.20%	9/30/15	54,349	54,042
256437		16.37%	11/30/16	202,556	201,412
261557		53.31%	3/31/15	14,389	14,307
267366		16.81%	2/29/16	88,514	88,014
275025		17.70%	4/30/16	98,195	97,641
275289		16.78%	11/30/15	103,781	103,195
277153		45.19%	3/31/15	7,839	7,794
282459		17.42%	6/30/15	43,242	42,998
306849		15.88%	7/31/16	83,050	82,581
329616		17.00%	6/30/15	41,454	41,220
349724		28.75%	6/30/15	18,109	18,007
351363		43.69%	7/31/15	3,574	3,554
410368		14.46%	3/31/15	36,848	36,640
417026		16.05%	10/31/15	181,289	180,265
422178		15.90%	7/31/17	274,248	272,699
443171		29.66%	2/29/16	76,318	75,887
449383		23.02%	10/31/15	115,753	115,099
459602		16.18%	5/31/16	26,822	26,671
462461		27.21%	4/30/15	22,592	22,465
464159		17.24%	11/30/15	247,915	246,514
473351		18.49%	11/30/16	261,578	260,100
474727		47.58%	8/31/15	74,334	73,914
475137		37.99%	10/31/15	19,632	19,521
475161		22.38%	12/31/15	153,055	152,191
488622		17.74%	12/31/15	150,443	149,593
503688		33.82%	4/30/15	11,376	11,312
505782		17.67%	11/30/15	140,742	139,947
521686		54.19%	4/30/15	9,565	9,511
534973		16.34%	9/30/16	500,325	497,498
541735		23.51%	10/31/15	91,247	90,732
545724		44.26%	3/31/15	2,840	2,824
550558		24.73%	8/31/15	80,585	80,130
585038		36.53%	2/28/15	5,666	5,634
608991		20.62%	11/30/15	72,397	71,988
619680		14.04%	12/31/17	159,247	158,347
638108		20.91%	2/28/17	21,959	21,835
647489		37.63%	5/31/15	21,432	21,311
649190		16.10%	12/31/17	156,913	156,026
678714		15.90%	9/30/17	289,153	287,520
680067		20.58%	4/30/15	19,590	19,479
711509		27.04%	6/30/15	37,046	36,837
723380		31.46%	8/31/15	15,271	15,185

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Direct Lending Income Fund, LP

724859		16.37%	11/30/16	202,556	201,412
752292		17.23%	5/31/16	73,560	73,144
771411		27.52%	8/31/15	45,348	45,092
779964		27.58%	6/30/15	16,666	16,572
809519		15.06%	7/31/16	85,372	84,889
818474		9.15%	12/31/17	26,548	26,398
826494		28.71%	7/31/15	14,149	14,069
861037		45.82%	3/31/15	22,843	22,714
861245		17.82%	5/31/16	103,060	102,478
867404		21.40%	4/30/15	52,196	51,901
889974		44.16%	5/31/15	7,615	7,572
903403		13.66%	12/31/16	52,067	51,772
928658		20.09%	10/31/16	32,400	32,217
947429		20.94%	12/31/17	74,383	73,963
962481		15.63%	3/31/17	233,903	232,581
981448		20.94%	12/31/17	32,243	32,060
992142		43.86%	2/28/15	9,066	9,015
992378		17.08%	4/30/16	59,666	59,329
993337		16.04%	5/31/16	126,675	125,959
996521		44.04%	4/30/15	7,795	7,751
997568		80.49%	6/30/15	43,003	42,760
Administrative and Support and Waste Management and Remediation Services	0.01%			6,124	6,089
166159		43.63%	4/30/15	6,124	6,089
Agriculture, Forestry, Fishing and Hunting	0.02%			17,539	17,440
752066		35.21%	1/31/15	3,643	3,622
910096		22.43%	7/31/15	13,896	13,818
Arts, Entertainment, and Recreation	0.54%			587,236	583,919
277191		19.25%	11/30/15	261,752	260,274
374076		30.91%	8/31/15	38,345	38,129
566781		23.42%	7/31/15	32,208	32,026
579518		20.97%	11/30/15	33,121	32,934
685890		31.23%	6/30/15	40,052	39,826
861069		17.72%	1/31/16	134,353	133,594
968723		22.08%	11/30/15	47,405	47,137
Construction	1.10%			1,184,050	1,177,362
129589		41.77%	11/30/15	9,161	9,109
140957		26.95%	10/31/15	32,107	31,925
146930		23.72%	6/30/15	42,636	42,395
153060		13.99%	9/30/17	299,799	298,105
159866		29.51%	7/31/15	43,593	43,346
162192		31.54%	6/30/15	9,630	9,576
190508		31.25%	6/30/15	12,641	12,569
256078		27.92%	2/28/15	23,567	23,433
345278		32.92%	6/30/15	10,778	10,718
355403		22.24%	3/31/15	41,934	41,697
377752		228.12%	1/31/15	7,500	7,458
415632		33.57%	5/31/15	16,809	16,714
417264		22.57%	9/30/15	94,743	94,208
433307		31.13%	5/31/15	41,215	40,982
440561		23.00%	1/31/16	164,534	163,605
541610		40.52%	4/30/15	12,978	12,905
574689		43.55%	6/30/15	9,639	9,584
585780		41.24%	4/30/15	10,084	10,027
660116		26.58%	9/30/15	34,884	34,687
717575		18.56%	12/31/15	116,139	115,483
740750		45.10%	7/31/15	15,648	15,559
770360		40.52%	4/30/15	6,598	6,561
813797		33.39%	3/31/15	4,578	4,552
820916		23.31%	6/30/15	30,181	30,010
827141		21.83%	9/30/15	27,503	27,348
960551		27.84%	9/30/15	51,802	51,509

26

Direct Lending Income Fund, LP

977498		33.04%	7/31/15	13,370	13,294
Educational Services	0.02%			22,893	22,763
314965		31.64%	3/31/15	13,011	12,937
400669		31.13%	5/31/15	9,882	9,826
Finance and Insurance	0.02%			16,941	16,845
244716		31.19%	5/31/15	16,941	16,845
Health Care and Social Assistance	3.38%			3,653,326	3,632,689
128113		20.31%	4/30/16	196,387	195,277
138190		19.14%	1/31/16	50,550	50,264
139992		17.32%	1/31/16	57,652	57,326
147384		51.21%	1/31/16	9,499	9,445
154948		17.72%	7/31/16	169,519	168,562
161291		15.92%	7/31/16	95,473	94,934
198211		31.04%	7/31/15	20,863	20,745
249366		17.24%	8/31/16	74,807	74,384
250044		43.41%	6/30/15	10,025	9,968
257448		20.50%	4/30/16	487,617	484,863
278262		22.19%	6/30/15	10,947	10,885
335885		40.42%	2/28/15	2,174	2,161
381081		17.32%	1/31/16	133,959	133,203
391408		17.32%	11/30/15	49,880	49,598
395159		29.77%	2/28/15	14,342	14,261
399538		33.53%	4/30/15	15,012	14,928
408424		20.31%	2/29/16	89,447	88,942
428439		17.32%	11/30/15	116,863	116,202
428922		17.84%	7/31/16	214,918	213,704
430137		22.16%	10/31/15	43,033	42,790
435998		49.28%	4/30/15	12,261	12,192
470660		17.24%	7/31/16	72,339	71,931
476483		43.99%	4/30/15	11,366	11,302
477608		16.74%	2/29/16	241,295	239,932
542582		21.32%	3/31/15	6,156	6,121
590035		19.14%	1/31/16	50,550	50,264
592680		17.82%	11/30/16	126,085	125,373
596920		25.74%	4/30/15	65,672	65,301
657957		23.78%	9/30/15	51,776	51,484
696032		17.78%	1/31/16	197,469	196,353
697180		28.72%	2/29/16	313,086	311,317
697541		24.36%	7/31/15	33,531	33,342
697711		15.80%	12/31/16	68,900	68,511
720684		31.10%	6/30/15	14,848	14,764
725821		48.97%	5/31/15	14,347	14,266
748167		20.47%	11/30/15	50,416	50,131
758899		23.56%	12/31/15	42,332	42,093
789099		29.44%	1/31/15	1,521	1,512
841952		18.69%	9/30/16	145,936	145,112
887387		18.06%	7/31/17	115,575	114,922
918267		30.17%	4/30/15	82,400	81,935
971271		17.24%	7/31/16	72,499	72,089
Information	3.25%			3,511,906	3,492,068
163185		16.27%	10/31/16	289,450	287,815
177237		31.52%	4/30/15	7,610	7,567
194138		23.91%	6/30/17	132,155	131,409
237770		28.88%	5/31/15	20,672	20,555
246172		19.89%	8/31/16	243,000	241,627
269684		21.05%	9/30/15	117,177	116,515
360228		31.69%	8/31/15	14,187	14,106
423926		20.69%	5/31/16	493,208	490,422
478239		42.94%	5/31/15	119,776	119,099
515379		19.20%	7/31/17	27,000	26,847
582975		23.91%	3/31/17	47,966	47,695

27

Direct Lending Income Fund, LP

610186		17.36%	6/30/16	106,581	105,979
637637		17.63%	8/31/15	55,753	55,438
646418		25.05%	10/31/15	50,525	50,239
655947		38.96%	3/31/15	24,436	24,298
715338		29.90%	6/30/15	68,037	67,652
716471		20.39%	8/31/15	52,069	51,775
741388		17.46%	5/31/15	99,787	99,223
758933		29.16%	3/31/15	4,325	4,301
767128		18.33%	12/31/15	356,883	354,867
771038		22.56%	2/29/16	238,834	237,485
783899		43.82%	2/28/15	37,360	37,149
785380		19.85%	10/31/15	22,884	22,754
830117		16.94%	9/30/15	195,242	194,139
848552		15.60%	9/30/16	106,835	106,232
866513		28.65%	2/28/15	9,810	9,754
869444		16.94%	9/30/15	195,284	194,181
963941		21.01%	12/31/15	25,703	25,558
980647		28.72%	2/29/16	292,104	290,454
980991		24.69%	6/30/15	57,255	56,932
Manufacturing	0.67%			722,149	718,070
265608		44.31%	3/31/15	24,647	24,508
282388		43.96%	5/31/15	20,578	20,462
360343		23.46%	8/31/15	33,331	33,142
447362		26.32%	6/30/15	73,952	73,534
454309		35.10%	12/31/17	43,670	43,424
596905		17.39%	9/30/15	303,806	302,090
647199		15.17%	4/30/16	123,330	122,633
673277		19.93%	1/31/15	4,902	4,875
817532		46.27%	1/31/16	36,594	36,387
841449		33.89%	6/30/15	20,728	20,611
845101		23.61%	10/31/15	36,611	36,404
Professional, Scientific, and Technical Services	3.51%			3,787,407	3,766,012
118638		17.31%	12/31/15	158,191	157,298
120306		24.19%	7/31/15	76,713	76,279
129478		22.21%	12/31/16	155,901	155,021
160519		23.91%	11/30/15	17,378	17,280
191634		36.27%	6/30/15	34,644	34,448
197240		30.56%	11/30/15	141,638	140,838
199881		32.74%	4/30/16	86,407	85,919
221678		22.15%	5/31/15	46,973	46,708
289524		40.46%	7/31/15	15,191	15,105
299330		26.92%	5/31/15	54,995	54,684
303740		22.31%	12/31/15	106,718	106,116
319385		13.50%	10/31/16	88,628	88,128
344746		23.84%	8/31/15	70,509	70,111
370654		28.78%	9/30/16	82,640	82,173
415694		14.21%	12/31/17	322,282	320,461
533896		19.61%	8/31/15	72,421	72,011
547410		27.27%	6/30/15	16,758	16,663
566458		37.71%	7/31/15	5,640	5,608
567705		20.93%	12/31/17	17,907	17,806
593271		34.31%	3/31/15	4,535	4,509
634088		16.94%	3/31/16	135,728	134,961
642640		19.22%	12/31/16	324,000	322,170
663731		17.09%	10/31/15	297,948	296,265
693614		20.56%	5/31/16	349,678	347,703
713379		27.92%	11/30/15	28,268	28,108
757140		21.35%	8/31/15	15,831	15,742
794391		43.99%	2/28/15	7,728	7,684
800595		31.13%	5/31/15	16,502	16,409
806698		27.50%	6/30/15	53,859	53,555

28

Direct Lending Income Fund, LP

840137		24.25%	8/31/15	88,718	88,217
928449		20.86%	7/31/16	303,944	302,227
938141		36.19%	3/31/15	1,411	1,403
941640		24.54%	12/31/15	178,777	177,767
943797		21.56%	2/29/16	116,050	115,394
954911		18.72%	7/31/16	231,262	229,956
976444		41.13%	5/31/15	30,400	30,228
999690		18.73%	3/31/16	31,237	31,061
Real Estate and Rental and Leasing	0.38%			408,243	405,937
103461		37.79%	11/30/16	52,691	52,393
281393		36.57%	6/30/17	52,201	51,906
377161		21.21%	12/31/15	159,035	158,136
576375		22.37%	9/30/15	41,201	40,968
683392		21.08%	7/31/15	65,987	65,614
954491		19.85%	12/31/15	37,130	36,920
Retail Trade	8.33%			8,994,691	8,943,881
103372		30.83%	6/30/15	44,800	44,547
109388		23.28%	6/30/15	19,678	19,567
109549		25.83%	8/31/15	74,973	74,549
115790		15.96%	11/30/17	362,838	360,788
119767		28.09%	9/30/15	99,954	99,390
122909		18.56%	12/31/15	130,028	129,294
123860		22.67%	4/30/15	24,576	24,437
136510		21.05%	9/30/15	117,177	116,515
140636		18.05%	9/30/16	166,166	165,227
146737		10.97%	6/30/16	63,377	63,019
153162		24.59%	7/31/15	16,267	16,175
160819		18.98%	3/31/16	45,072	44,818
174447		28.12%	5/31/15	41,212	40,979
177498		32.16%	2/28/15	2,725	2,710
187927		23.75%	6/30/15	67,511	67,130
194646		45.57%	4/30/15	2,482	2,468
217858		30.30%	10/31/15	103,238	102,655
218900		26.30%	4/30/16	40,699	40,469
227050		27.61%	8/31/15	105,342	104,747
231420		17.73%	11/30/15	34,993	34,795
237308		55.96%	10/31/15	36,530	36,324
255448		17.56%	12/31/17	74,641	74,220
266406		13.63%	10/31/17	100,053	99,487
280761		26.59%	5/31/16	30,787	30,613
288242		49.60%	5/31/15	13,196	13,121
293936		51.43%	5/31/15	5,113	5,084
302218		31.15%	6/30/15	18,031	17,929
319934		22.22%	9/30/15	48,615	48,340
320539		26.65%	11/30/15	29,633	29,466
322995		25.81%	1/31/17	103,305	102,722
326170		69.07%	5/31/15	209,847	208,662
340367		16.74%	10/31/16	195,981	194,874
355867		16.88%	12/31/15	46,374	46,112
356452		18.11%	3/31/16	45,167	44,912
361832		26.72%	4/30/16	52,444	52,148
371859		36.00%	5/31/15	23,788	23,653
394188		15.63%	3/31/17	374,244	372,130
418750		41.32%	3/31/15	13,622	13,545
423515		38.18%	3/31/16	26,074	25,927
424697		17.87%	11/30/15	95,722	95,181
435404		33.05%	8/31/16	36,570	36,363
438601		20.23%	7/31/16	386,018	383,837
439699		22.20%	5/31/15	47,107	46,841
445571		13.69%	9/30/17	501,071	498,241
449158		27.44%	6/30/15	12,003	11,935

29

Direct Lending Income Fund, LP

456435	14.30%	10/31/17	298,143	296,459
458916	21.88%	7/31/15	20,684	20,567
480474	23.41%	10/31/15	69,091	68,701
494253	26.72%	3/31/16	64,388	64,024
501037	33.68%	6/30/15	21,198	21,078
502763	29.50%	6/30/15	42,459	42,220
503355	23.36%	8/31/15	64,231	63,868
513081	38.67%	4/30/15	17,551	17,451
514966	37.54%	4/30/15	28,030	27,872
519210	36.04%	2/29/16	30,431	30,259
525126	15.42%	11/30/16	51,581	51,289
536290	23.50%	7/31/15	82,000	81,537
536650	16.18%	5/31/16	99,169	98,609
544594	18.39%	10/31/15	19,689	19,577
546654	15.28%	8/31/17	247,963	246,562
548666	14.10%	8/31/16	92,021	91,501
574063	27.83%	1/31/15	8,374	8,327
577763	22.13%	9/30/15	41,038	40,806
579111	32.57%	4/30/15	19,507	19,397
581992	20.65%	3/31/16	13,507	13,431
585785	26.72%	5/31/15	11,386	11,321
591239	22.13%	9/30/15	57,242	56,919
618316	43.41%	1/31/16	10,158	10,101
621507	22.25%	3/31/16	91,467	90,951
631432	17.17%	12/31/15	207,139	205,969
646244	28.55%	2/28/15	3,236	3,217
648147	23.47%	11/30/15	28,769	28,606
649032	22.56%	12/31/15	184,852	183,808
660824	18.05%	8/31/16	163,578	162,654
675396	26.25%	12/31/15	36,477	36,271
677383	17.24%	11/30/15	38,750	38,531
683959	38.00%	4/30/15	4,632	4,606
705290	33.96%	6/30/15	75,986	75,557
715091	34.03%	4/30/15	14,743	14,660
719646	29.60%	9/30/15	17,959	17,858
722749	33.75%	3/31/15	6,603	6,566
723102	14.42%	12/31/17	315,648	313,865
728454	15.62%	11/30/17	207,518	206,346
731680	15.48%	7/31/16	171,665	170,696
745076	27.47%	6/30/15	146,320	145,493
751247	17.19%	8/31/15	35,595	35,394
768479	27.93%	5/31/16	29,962	29,793
775895	39.77%	5/31/15	20,783	20,666
798234	17.24%	11/30/15	156,644	155,759
804334	17.00%	9/30/15	55,801	55,486
807551	17.84%	4/30/16	34,702	34,506
809106	41.16%	5/31/15	7,315	7,274	a
816031	19.39%	2/29/16	164,714	163,784
823132	20.66%	1/31/16	59,847	59,509
831071	52.00%	6/30/15	26,502	26,352
840401	18.38%	11/30/15	47,328	47,061
847926	19.08%	4/30/15	9,797	9,742
849193	26.09%	3/31/16	145,893	145,069
865446	17.72%	1/31/16	74,289	73,869
869559	43.13%	4/30/15	7,806	7,762
890200	20.85%	5/31/15	34,696	34,500
890212	25.94%	1/31/15	4,220	4,196
898490	22.93%	10/31/15	110,553	109,928
904869	34.91%	6/30/15	12,233	12,164
911525	22.41%	4/30/15	27,675	27,519
921534	31.00%	7/31/15	7,460	7,418

30

Direct Lending Income Fund, LP

922208		33.28%	7/31/15	23,653	23,519
931970		15.32%	11/30/16	74,297	73,877
936056		27.67%	8/31/15	5,086	5,057
963124		27.43%	3/31/16	266,223	264,720
975911		42.65%	2/28/15	3,803	3,781
978428		22.34%	9/30/15	19,084	18,976
979731		22.11%	11/30/15	63,864	63,504
979941		20.86%	12/31/15	156,788	155,902
989612		60.74%	2/28/15	7,449	7,406
997511		20.13%	1/31/16	48,729	48,454
997898		23.45%	11/30/15	37,672	37,459
Transportation and Warehousing	1.18%			1,271,893	1,264,708
133072		33.15%	8/31/15	20,047	19,934
224518		21.05%	12/31/15	89,920	89,412
251208		33.39%	4/30/15	31,860	31,680	a
265101		28.10%	12/31/17	95,028	94,491
307257		37.55%	5/31/15	16,173	16,082
377751		31.22%	6/30/15	7,191	7,150
389689		21.04%	7/31/15	25,314	25,171
417768		23.75%	5/31/15	42,601	42,360
544724		23.46%	11/30/15	223,492	222,229
558673		17.90%	12/31/16	131,860	131,115
615436		25.25%	4/30/15	47,036	46,770
643182		40.92%	5/31/15	7,072	7,032
762034		28.39%	12/31/17	108,008	107,398
774806		33.95%	4/30/15	3,885	3,863
834249		23.78%	5/31/15	41,072	40,840
876793		35.94%	4/30/15	21,926	21,802
957948		29.90%	8/31/15	97,404	96,854
979388		30.56%	7/31/15	62,229	61,878
984722		15.64%	9/30/17	174,557	173,571
991136		20.85%	7/31/15	25,219	25,076
Utilities	0.03%			34,461	34,267
555979		29.18%	5/31/15	34,461	34,267
Wholesale Trade	3.24%			3,498,978	3,479,213
104998		22.06%	9/30/15	25,078	24,937
168290		31.44%	6/30/15	10,124	10,067
215466		22.11%	9/30/15	41,440	41,206
245042		19.91%	6/30/16	242,064	240,696
250484		20.99%	5/31/15	94,440	93,906
264204		21.19%	6/30/15	45,208	44,952
278948		26.27%	5/31/15	8,547	8,499
304816		29.24%	11/30/15	28,880	28,717
313821		17.42%	3/31/15	27,199	27,045
315895		24.59%	6/30/15	21,524	21,403
378522		16.63%	12/31/16	501,563	498,730
412273		19.85%	6/30/15	42,906	42,664
423386		22.27%	12/31/15	51,429	51,138
477579		13.99%	10/31/17	455,229	452,658
498179		22.16%	3/31/15	28,103	27,945
507180		23.57%	4/30/15	27,128	26,975
531161		29.49%	7/31/15	27,831	27,673
562213		26.22%	12/31/15	26,798	26,646
585190		25.85%	4/30/15	41,362	41,128
587547		19.79%	5/31/15	17,471	17,372
607671		16.82%	2/29/16	298,434	296,749
610386		28.45%	6/30/15	72,679	72,268
640460		22.22%	9/30/15	23,952	23,817
657365		18.55%	3/31/16	95,513	94,973
668918		30.56%	12/31/15	42,742	42,501
680675		16.28%	3/31/16	210,721	209,531

31

Direct Lending Income Fund, LP

681783		19.40%	12/31/15	41,566	41,331
686450		33.17%	3/31/15	23,465	23,332
706615		19.43%	1/31/16	43,435	43,190
719253		22.66%	4/30/15	28,543	28,382
720607		29.90%	7/31/15	40,787	40,556
741972		18.93%	3/31/16	137,200	136,425
772126		22.34%	8/31/15	60,787	60,444
825188		19.56%	11/30/15	121,408	120,722
857076		16.95%	9/30/15	135,700	134,933
864673		20.05%	6/30/16	93,725	93,196
906071		23.91%	10/31/15	91,907	91,388
919592		28.59%	10/31/15	89,554	89,049
937358		32.70%	4/30/15	57,934	57,607
974806		27.34%	5/31/15	24,603	24,464
Other Services (except Public Administration)	2.18%			2,357,189	2,343,873
110975		28.74%	12/31/17	29,922	29,753
180162		20.67%	10/31/15	68,589	68,201
203292		24.67%	12/31/15	32,573	32,389
223729		19.85%	12/31/15	159,010	158,111
235044		19.53%	3/31/16	35,857	35,655
251295		18.73%	4/30/16	144,120	143,305
275837		21.95%	7/31/15	11,535	11,469
301384		20.11%	11/30/15	120,069	119,391
343921		33.21%	8/31/15	9,223	9,171
370039		29.30%	7/31/15	14,588	14,506
396582		23.91%	10/31/15	183,788	182,749
450566		34.04%	4/30/15	24,597	24,458
503626		36.71%	1/31/15	1,063	1,057
528946		43.89%	3/31/15	2,221	2,208
545897		17.21%	1/31/17	166,034	165,096
549060		20.94%	7/31/15	28,889	28,726
560058		27.75%	9/30/15	15,623	15,535
575062		43.26%	6/30/15	5,153	5,124
602359		19.34%	10/31/16	253,672	252,239
624954		29.95%	12/31/15	10,570	10,511
629878		35.80%	5/31/15	18,374	18,270	a
640202		35.65%	4/30/15	7,994	7,949
657127		24.60%	11/30/15	58,490	58,160
681844		35.01%	12/31/17	30,308	30,137
698293		22.30%	9/30/15	58,806	58,474
699858		23.57%	5/31/15	44,810	44,557
705168		26.08%	12/31/15	26,007	25,860
708090		31.49%	3/31/15	52,741	52,443
708782		37.66%	4/30/15	5,427	5,396
722563		22.63%	6/30/15	28,372	28,211
723389		40.40%	5/31/15	8,263	8,216
730879		25.06%	6/30/16	68,784	68,396
735431		23.72%	12/31/15	32,036	31,855
769015		23.91%	11/30/15	56,376	56,057
772428		28.67%	6/30/15	16,871	16,776
783278		28.59%	7/31/15	113,772	113,129
812802		18.50%	12/31/15	36,727	36,519	a
848051		28.48%	12/31/17	86,237	85,750
868637		18.51%	12/31/15	60,468	60,126
883551		35.12%	2/28/15	1,555	1,546
888040		61.61%	3/31/15	6,709	6,671
930956		39.35%	5/31/15	17,514	17,415	a
941595		28.48%	10/31/17	31,075	30,900
941816		33.34%	8/31/15	13,339	13,263
948672		27.73%	4/30/15	16,890	16,795
952349		23.29%	11/30/15	37,154	36,944

32

Direct Lending Income Fund, LP

955805		18.39%	10/31/15	19,688	19,577
959003		18.97%	12/31/17	85,307	84,825
Loans (d)	19.67%			21,250,541	21,130,500
Accommodation and Food Services	2.14%			2,313,807	2,300,737
130353		11.24%	11/30/15	52,545	52,248
132963		11.24%	10/31/15	56,602	56,282
146806		11.24%	12/31/15	103,577	102,991
159209		11.24%	10/31/15	89,133	88,630
159282		11.24%	11/30/15	38,867	38,648
166963		11.24%	11/30/15	55,636	55,322
180444		11.24%	3/31/15	19,895	19,782
198202		11.24%	7/31/15	41,191	40,958
207652		11.24%	5/31/15	8,528	8,480
220358		11.24%	10/31/15	50,150	49,866
230455		11.24%	10/31/15	47,182	46,915
241334		11.24%	2/28/15	9,056	9,005
246230		11.24%	11/30/15	28,915	28,752
307808		11.24%	8/31/15	17,507	17,408
324158		11.24%	11/30/15	6,813	6,775
325868		11.24%	11/30/15	95,960	95,418
331615		11.24%	5/31/15	20,339	20,224
346118		11.24%	11/30/15	19,679	19,568
362304		11.24%	4/30/15	6,891	6,852
383012		11.24%	9/30/15	39,814	39,589	a
394315		11.24%	1/31/15	518	515
413854		11.24%	3/31/15	10,051	9,994
415067		11.24%	4/30/15	31,086	30,910
429002		11.24%	11/30/15	97,964	97,410
442326		11.24%	1/31/15	39	38
448030		11.24%	10/31/15	54,440	54,133
466225		9.00%	10/31/15	12,888	12,816	a
478894		11.24%	7/31/15	35,462	35,262
489015		11.24%	7/31/15	54,116	53,811
489523		11.24%	1/31/15	1,933	1,922	a
521690		11.24%	7/31/15	18,372	18,268
522303		11.24%	11/30/15	38,854	38,634
528077		11.24%	1/31/15	8,953	8,902
561129		11.24%	10/31/15	62,078	61,727
592340		11.24%	2/28/15	8,084	8,039
593061		11.24%	1/31/15	2,308	2,295
596985		11.24%	7/31/15	25,821	25,675
609925		11.24%	6/30/15	4,204	4,180
618140		11.24%	8/31/15	27,518	27,362
630736		11.24%	3/31/15	10,196	10,138
630894		11.24%	7/31/15	44,305	44,055
631189		11.24%	6/30/15	40,103	39,876
639965		11.24%	2/28/15	2,775	2,759
645632		11.24%	5/31/15	5,011	4,983
676031		11.24%	6/30/15	37,664	37,451
708499		11.24%	5/31/15	15,595	15,507
728114		11.24%	6/30/15	14,823	14,740
736159		11.24%	6/30/15	47,685	47,415
753602		11.24%	1/31/15	1,526	1,518
760415		11.24%	12/31/15	74,976	74,552
773434		11.24%	6/30/15	51,751	51,459
786013		11.24%	2/28/15	4,219	4,196
819327		11.24%	4/30/15	31,086	30,910
822809		11.24%	11/30/15	24,781	24,641
832601		11.24%	1/31/15	965	959
841169		11.24%	6/30/15	11,176	11,113
850452		11.24%	8/31/15	16,777	16,682

33

Direct Lending Income Fund, LP

878404		11.24%	3/31/15	17,463	17,364
891953		11.24%	3/31/15	3,914	3,892	a
898211		11.24%	8/31/15	71,833	71,427
898645		11.24%	1/31/15	685	681
909071		11.24%	5/31/15	24,922	24,781
920827		11.24%	5/31/15	23,324	23,192
943826		11.24%	6/30/15	49,224	48,946
945236		11.24%	9/30/15	48,274	48,001
950604		11.24%	3/31/15	11,691	11,625
954912		11.24%	10/31/15	51,458	51,167
955895		11.24%	6/30/15	36,800	36,592
969452		11.24%	8/31/15	71,833	71,427
973616		11.24%	7/31/15	61,978	61,628
978656		11.24%	9/30/15	61,343	60,997
990185		11.24%	5/31/15	40,684	40,454
Administrative and Support and Waste Management and Remediation Services	0.72%			773,617	769,247
108533		11.24%	7/31/15	13,356	13,280
234978		11.24%	11/30/15	67,709	67,327
252988		11.24%	12/31/15	50,782	50,495
264460		11.24%	11/30/15	67,994	67,610
304571		11.24%	7/31/15	12,300	12,231
457081		11.24%	6/30/15	39,660	39,436
494658		11.24%	8/31/15	47,371	47,104
537518		11.24%	11/30/15	67,994	67,610
597244		11.24%	6/30/15	34,168	33,975
619227		11.24%	7/31/15	31,363	31,186
652128		11.24%	11/30/15	28,915	28,752
658327		11.24%	11/30/15	19,825	19,713
699479		11.24%	12/31/15	70,572	70,174
708769		11.24%	11/30/15	28,064	27,906
815557		11.24%	10/31/15	82,129	81,665
837568		11.24%	11/30/15	17,918	17,817
885347		11.24%	11/30/15	76,171	75,741
924203		11.24%	10/31/15	17,325	17,227
Agriculture, Forestry, Fishing and Hunting	0.02%			24,922	24,781
288261		11.24%	5/31/15	24,922	24,781
Arts, Entertainment, and Recreation	0.37%			398,317	396,067
145024		11.24%	5/31/15	17,058	16,962
194750		11.24%	4/30/15	27,588	27,432
312564		11.24%	11/30/15	92,300	91,779
374822		11.24%	9/30/15	80,457	80,003
579102		11.24%	7/31/15	28,091	27,932
637420		11.24%	10/31/15	90,307	89,796
740559		11.24%	10/31/15	51,515	51,224
766604		11.24%	5/31/15	11,001	10,939
Construction	1.92%			2,078,971	2,067,227
106817		11.24%	2/28/15	4,836	4,809	a
155570		11.24%	8/31/15	34,643	34,447
163975		11.24%	9/30/15	58,644	58,313
219336		11.24%	5/31/15	23,993	23,858
233346		11.24%	9/30/15	80,023	79,571
287511		11.24%	10/31/15	44,083	43,834
291085		11.24%	8/31/15	71,132	70,730
302213		11.24%	12/31/15	99,968	99,403
313922		11.24%	8/31/15	73,524	73,109
314085		11.24%	8/31/15	34,397	34,203
319450		11.24%	11/30/15	64,176	63,813
322432		11.24%	10/31/15	87,310	86,817
338015		11.24%	4/30/15	5,797	5,764
342601		11.24%	12/31/15	40,794	40,563
376566		11.24%	9/30/15	20,691	20,574

34

Direct Lending Income Fund, LP

440920		11.24%	10/31/15	87,824	87,328
476884		11.24%	7/31/15	21,848	21,725
491571		11.24%	6/30/15	25,877	25,731
558517		11.24%	3/31/15	12,317	12,248
568146		11.24%	9/30/15	40,679	40,449
575065		11.24%	10/31/15	87,509	87,014
610689		11.24%	1/31/15	812	807
612824		11.24%	10/31/15	62,915	62,560
645084		11.24%	9/30/15	44,985	44,731
654236		11.24%	5/31/15	25,486	25,342
680442		11.24%	10/31/15	34,322	34,128
687048		11.24%	6/30/15	13,041	12,968
722871		11.24%	7/31/15	25,540	25,396
725397		11.24%	11/30/15	90,571	90,059
745981		11.24%	11/30/15	90,193	89,683
757215		11.24%	8/31/15	66,632	66,256
765462		11.24%	12/31/15	99,968	99,403
795811		11.24%	4/30/15	5,756	5,724
801575		11.24%	7/31/15	40,229	40,002
818904		11.24%	4/30/15	32,742	32,557
829904		11.24%	4/30/15	32,464	32,280
832706		11.24%	2/28/15	2,086	2,074
848142		11.24%	2/28/15	12,493	12,422
888734		11.24%	8/31/15	50,980	50,692	a
911740		11.24%	8/31/15	49,886	49,605
931836		11.24%	6/30/15	7,200	7,160
956019		11.24%	5/31/15	40,362	40,134
961821		11.24%	5/31/15	40,677	40,447
963044		11.24%	11/30/15	95,960	95,418
985569		11.24%	4/30/15	12,039	11,971
992648		11.24%	11/30/15	47,981	47,710
993371		11.24%	8/31/15	33,586	33,396
Educational Services	0.26%			280,638	279,053
107372		11.24%	8/31/15	23,027	22,897
190614		11.24%	11/30/15	18,709	18,604
278229		11.24%	12/31/15	50,322	50,038
305456		11.24%	8/31/15	10,774	10,714
450179		11.24%	2/28/15	3,113	3,096
495652		11.24%	3/31/15	18,710	18,605
799315		11.24%	11/30/15	93,656	93,127
876498		11.24%	2/28/15	1,471	1,463
929425		11.24%	11/30/15	47,607	47,338
995270		11.24%	8/31/15	13,247	13,172
Finance and Insurance	0.19%			206,264	205,098
132361		11.24%	8/31/15	48,809	48,534
204139		11.24%	11/30/15	37,581	37,369
404868		11.24%	1/31/15	4,035	4,012
561453		11.24%	12/31/15	41,610	41,375
910483		11.24%	7/31/15	55,380	55,067
934980		11.24%	7/31/15	18,849	18,743
Health Care and Social Assistance	1.98%			2,136,001	2,123,935
124482		11.24%	12/31/15	106,000	105,401
140704		11.24%	11/30/15	39,014	38,794
150483		11.24%	8/31/15	7,184	7,143
175231		11.24%	9/30/15	46,621	46,358
178163		11.24%	11/30/15	54,467	54,159
190106		11.24%	7/31/15	10,748	10,687
233836		11.24%	10/31/15	88,253	87,755
235324		11.24%	11/30/15	77,107	76,672
236077		11.24%	6/30/15	12,834	12,762
260533		11.24%	12/31/15	41,431	41,197

35

Direct Lending Income Fund, LP

281406		11.24%	8/31/15	13,235	13,160
337737		11.24%	2/28/15	13,240	13,165
354551		11.24%	6/30/15	19,349	19,239
375275		11.24%	10/31/15	85,764	85,279
384596		11.24%	11/30/15	65,219	64,851
404206		11.24%	6/30/15	23,030	22,900
413532		11.24%	6/30/15	7,216	7,175
429248		11.24%	12/31/15	70,801	70,401
448337		11.24%	12/31/15	41,749	41,513
453479		11.24%	11/30/15	93,548	93,019
460968		11.24%	11/30/15	47,928	47,658
492904		11.24%	10/31/15	90,734	90,222
512305		11.24%	5/31/15	7,264	7,223
525823		11.24%	10/31/15	13,610	13,533
533299		11.24%	10/31/15	87,079	86,588
537497		11.24%	12/31/15	100,396	99,829
539243		11.24%	4/30/15	22,986	22,856
543392		11.24%	8/31/15	68,796	68,407
547044		11.24%	1/31/15	2	2
549050		11.24%	5/31/15	36,419	36,213
555382		11.24%	4/30/15	5,121	5,092
605393		11.24%	9/30/15	40,051	39,825
649937		11.24%	6/30/15	7,689	7,646
654077		11.24%	11/30/15	67,469	67,088
663569		11.24%	11/30/15	22,624	22,497	a
670082		11.24%	10/31/15	50,602	50,316
716396		11.24%	2/28/15	11,584	11,518
722155		11.24%	5/31/15	32,543	32,359
733371		11.24%	9/30/15	37,684	37,472
740519		11.24%	8/31/15	66,107	65,734
753572		11.24%	11/30/15	48,768	48,492
785533		11.24%	1/31/15	250	248
800169		11.24%	6/30/15	14,303	14,223
851210		11.24%	1/31/15	965	959
851619		11.24%	9/30/15	15,865	15,775
864589		11.24%	11/30/15	67,110	66,731
885204		11.24%	10/31/15	87,310	86,817
887505		11.24%	3/31/15	20,644	20,528
908108		11.24%	3/31/15	16,847	16,751
938075		11.24%	7/31/15	16,305	16,213
944019		11.24%	7/31/15	31,463	31,285
950277		11.24%	4/30/15	32,474	32,291
994722		11.24%	12/31/15	50,198	49,915
Information	0.12%			127,103	126,385
293482		11.24%	9/30/15	80,779	80,322
526667		11.24%	6/30/15	46,324	46,063
Manufacturing	1.11%			1,202,151	1,195,360
138236		11.24%	8/31/15	21,141	21,021
145213		11.24%	4/30/15	20,090	19,976
171982		11.24%	12/31/15	102,147	101,570
197274		11.24%	1/31/15	1,175	1,169
213009		11.24%	6/30/15	40,287	40,059
293459		11.24%	6/30/15	29,534	29,367
361916		11.24%	3/31/15	15,455	15,368
364031		11.24%	11/30/15	91,783	91,264
368584		11.24%	8/31/15	34,397	34,203
434404		11.24%	6/30/15	52,481	52,185
485236		11.24%	11/30/15	49,457	49,177
486853		11.24%	5/31/15	19,094	18,987
501448		11.24%	7/31/15	56,959	56,637
532658		11.24%	3/31/15	15,676	15,587

36

Direct Lending Income Fund, LP

548904		11.24%	6/30/15	25,419	25,275
611851		11.24%	8/31/15	36,179	35,975
620487		11.24%	2/28/15	3,032	3,015
634381		11.24%	11/30/15	46,774	46,510
691850		11.24%	2/28/15	3,530	3,510
763075		11.24%	10/31/15	45,367	45,111
785861		11.24%	2/28/15	9,878	9,823
831478		11.24%	5/31/15	6,168	6,134
875018		11.24%	8/31/15	66,235	65,861
878836		11.24%	12/31/15	46,720	46,456
889758		11.24%	8/31/15	66,235	65,861
897532		11.24%	9/30/15	78,962	78,516
911199		11.24%	10/31/15	65,868	65,496
943241		11.24%	10/31/15	81,639	81,178	a
996312		11.24%	8/31/15	70,467	70,069
Professional, Scientific, and Technical Services	0.99%			1,069,521	1,063,479
159157		11.24%	9/30/15	52,863	52,565
191173		11.24%	12/31/15	82,080	81,616
194517		11.24%	5/31/15	11,389	11,325
195056		11.24%	12/31/15	102,410	101,831
209249		11.24%	7/31/15	14,870	14,786
238814		11.24%	11/30/15	47,607	47,338
296128		11.24%	11/30/15	18,545	18,441
349036		11.24%	11/30/15	96,115	95,572
393993		11.24%	12/31/15	25,496	25,352
422847		11.24%	4/30/15	29,684	29,516
477936		11.24%	8/31/15	69,286	68,894
500018		11.24%	3/31/15	11,911	11,844
611238		11.24%	12/31/15	57,405	57,080
612974		11.24%	2/28/15	2,082	2,070
651835		11.24%	3/31/15	19,590	19,479
668492		11.24%	11/30/15	47,607	47,338
738500		11.24%	12/31/15	104,372	103,783
849156		11.24%	10/31/15	71,864	71,458
874365		11.24%	6/30/15	35,063	34,865
904372		11.24%	6/30/15	34,849	34,652
948010		11.24%	3/31/15	2,475	2,461
954980		11.24%	5/31/15	38,003	37,789
995238		11.24%	11/30/15	93,955	93,424
Real Estate and Rental and Leasing	0.02%			17,542	17,443
303908		11.24%	5/31/15	15,422	15,335
653377		11.24%	1/31/15	2,121	2,109
Retail Trade	4.99%			5,386,962	5,356,532
107111		11.24%	11/30/15	70,464	70,066
114748		11.24%	8/31/15	62,946	62,591
115485		11.24%	12/31/15	74,976	74,552
123364		11.24%	11/30/15	23,488	23,356
128617		11.24%	6/30/15	49,224	48,946
133352		11.24%	9/30/15	63,424	63,066
163491		11.24%	8/31/15	34,863	34,666
166018		11.24%	10/31/15	86,624	86,135
171004		11.24%	11/30/15	85,982	85,497
177701		11.24%	4/30/15	30,649	30,475
187897		11.24%	7/31/15	36,919	36,710
200247		11.24%	10/31/15	41,919	41,682
201180		11.24%	10/31/15	35,654	35,452
201556		11.24%	7/31/15	14,312	14,231
202616		11.24%	2/28/15	5,957	5,923
204377		11.24%	5/31/15	41,538	41,303
206776		11.24%	10/31/15	63,514	63,155
209349		11.24%	11/30/15	17,842	17,742

37

Direct Lending Income Fund, LP

213542	11.24%	1/31/15	4,589	4,564	a
219880	11.24%	6/30/15	33,846	33,655
226260	11.24%	10/31/15	54,440	54,133
229408	11.24%	6/30/15	50,837	50,550
231106	11.24%	6/30/15	31,052	30,877
246429	11.24%	7/31/15	31,967	31,786	a
261729	11.24%	10/31/15	60,637	60,295
291905	11.24%	11/30/15	69,545	69,152
292352	11.24%	5/31/15	36,218	36,013
296346	11.24%	3/31/15	11,941	11,873
297634	11.24%	1/31/15	965	959
302090	11.24%	3/31/15	10,647	10,586
308023	11.24%	4/30/15	10,317	10,259
312227	11.24%	8/31/15	43,820	43,573
314470	11.24%	11/30/15	19,507	19,397
320767	11.24%	2/28/15	5,776	5,744
320794	11.24%	10/31/15	90,307	89,796
338569	11.24%	9/30/15	77,459	77,021
347584	11.24%	9/30/15	81,791	81,329
353919	11.24%	7/31/15	37,756	37,543
355937	11.24%	10/31/15	33,646	33,456
362414	11.24%	3/31/15	20,719	20,602
363729	11.24%	6/30/15	31,052	30,877
365265	11.24%	1/31/15	25	25
365288	11.24%	10/31/15	86,624	86,135
366060	11.24%	8/31/15	69,286	68,894
372400	11.24%	3/31/15	22,928	22,798
376445	11.24%	10/31/15	17,309	17,212	a
401415	11.24%	10/31/15	12,067	11,999
432647	11.24%	4/30/15	30,120	29,950
451181	11.24%	12/31/15	76,488	76,056
453771	11.24%	3/31/15	20,276	20,162
490699	11.24%	7/31/15	15,866	15,777
491001	11.24%	5/31/15	11,695	11,629
492707	11.24%	12/31/15	100,396	99,829
494696	11.24%	10/31/15	29,886	29,717
497783	11.24%	7/31/15	61,540	61,193
501757	11.24%	11/30/15	31,934	31,754
510693	11.24%	4/30/15	20,506	20,390
518183	11.24%	10/31/15	89,879	89,371
522812	11.24%	11/30/15	48,982	48,705
525742	11.24%	6/30/15	15,871	15,781
526042	11.24%	7/31/15	29,950	29,781
526204	11.24%	4/30/15	23,262	23,130
530599	11.24%	7/31/15	24,613	24,474
539104	11.24%	1/31/15	1,520	1,512
547117	11.24%	11/30/15	19,277	19,168
549703	11.24%	6/30/15	9,759	9,704
551252	11.24%	8/31/15	54,109	53,803
558914	11.24%	10/31/15	85,450	84,967
564318	11.24%	1/31/15	6,283	6,248
566782	11.24%	11/30/15	9,273	9,220
569600	11.24%	9/30/15	47,829	47,559
576937	11.24%	3/31/15	16,223	16,131
595366	11.24%	5/31/15	15,507	15,419
595825	11.24%	3/31/15	18,259	18,156
604548	11.24%	7/31/15	19,100	18,992
609400	11.24%	4/30/15	26,121	25,973
623044	11.24%	11/30/15	36,172	35,967
627098	11.24%	5/31/15	29,182	29,017
632762	11.24%	7/31/15	60,503	60,161	a

38

Direct Lending Income Fund, LP

644725		11.24%	8/31/15	19,648	19,537
646356		11.24%	8/31/15	26,972	26,820	a
647065		11.24%	12/31/15	20,784	20,667
651805		11.24%	3/31/15	7,796	7,752
670882		11.24%	11/30/15	42,173	41,934
703056		11.24%	8/31/15	72,945	72,533
706502		11.24%	6/30/15	25,322	25,179
707114		11.24%	12/31/15	99,712	99,149
707192		11.24%	7/31/15	62,926	62,570
709301		11.24%	11/30/15	22,470	22,343
712256		11.24%	7/31/15	59,841	59,503
713294		11.24%	7/31/15	16,202	16,110
715111		11.24%	3/31/15	13,883	13,804
717843		11.24%	9/30/15	40,679	40,449
725945		11.24%	1/31/15	169	168
737408		11.24%	7/31/15	22,899	22,770
743918		11.24%	9/30/15	76,990	76,555
751689		11.24%	8/31/15	71,394	70,990
754605		11.24%	11/30/15	59,280	58,945
762393		11.24%	5/31/15	44,006	43,758
780015		11.24%	5/31/15	8,802	8,752
781606		11.24%	3/31/15	6,668	6,630
785537		11.24%	10/31/15	86,611	86,122
790821		11.24%	5/31/15	32,544	32,360
790906		11.24%	6/30/15	9,212	9,160
792345		11.24%	9/30/15	28,312	28,152
795657		11.24%	8/31/15	41,277	41,044
800799		11.24%	12/31/15	71,095	70,693
803627		11.24%	12/31/15	105,540	104,944
810677		11.24%	7/31/15	12,485	12,414
810854		11.24%	8/31/15	7,003	6,963
822365		11.24%	9/30/15	47,569	47,300
824950		11.24%	1/31/15	1,997	1,986
831986		11.24%	2/28/15	8,245	8,199
840900		11.24%	11/30/15	64,610	64,245
857464		11.24%	8/31/15	44,430	44,179
863349		11.24%	6/30/15	18,052	17,950
876466		11.24%	7/31/15	54,117	53,811
876858		11.24%	7/31/15	14,448	14,366
888478		11.24%	5/31/15	29,238	29,073
890120		11.24%	9/30/15	38,588	38,370
891806		11.24%	9/30/15	5,726	5,693
897932		11.24%	12/31/15	32,771	32,586
905120		11.24%	8/31/15	27,715	27,558
915836		11.24%	11/30/15	93,953	93,422
934292		11.24%	11/30/15	16,513	16,420
943356		11.24%	10/31/15	85,450	84,967
944325		11.24%	7/31/15	19,011	18,903
946023		11.24%	9/30/15	79,715	79,264
946024		11.24%	11/30/15	79,299	78,852
967031		11.24%	9/30/15	54,862	54,552
971040		11.24%	11/30/15	58,521	58,191
971912		11.24%	3/31/15	13,152	13,078
972619		9.74%	5/31/15	68,697	68,309
974376		11.24%	5/31/15	15,298	15,212
989911		11.24%	5/31/15	39,093	38,872	a
990352		11.24%	5/31/15	40,680	40,450
994753		11.24%	9/30/15	77,722	77,282
999655		11.24%	7/31/15	58,655	58,324
Transportation and Warehousing	0.86%			929,449	924,199
138030		11.24%	7/31/15	39,516	39,293

39

Direct Lending Income Fund, LP

138663		11.24%	6/30/15	24,410	24,273
148692		11.24%	12/31/15	100,962	100,392
190663		11.24%	10/31/15	58,401	58,072
212637		11.24%	8/31/15	37,838	37,624
251958		11.24%	8/31/15	66,235	65,861
389008		11.24%	8/31/15	72,506	72,096
403969		11.24%	10/31/15	17,839	17,739
425241		11.24%	12/31/15	12,429	12,359
475443		11.24%	11/30/15	79,299	78,852
578454		11.24%	7/31/15	27,427	27,272
588618		11.24%	6/30/15	48,797	48,522
603306		11.24%	3/31/15	14,886	14,802
630704		11.24%	10/31/15	87,824	87,328
691266		11.24%	4/30/15	24,038	23,902
701308		11.24%	2/28/15	10,735	10,674
836894		11.24%	7/31/15	32,054	31,873
891253		11.24%	10/31/15	46,783	46,519
912439		11.24%	4/30/15	30,334	30,163
921376		11.24%	11/30/15	97,134	96,586
Utilities	0.04%			45,663	45,405
658656		11.24%	6/30/15	45,663	45,405	a
Wholesale Trade	1.93%			2,089,417	2,077,614
124200		11.24%	10/31/15	88,682	88,181
136321		11.24%	6/30/15	31,590	31,412
140947		11.24%	5/31/15	33,232	33,044
141204		11.24%	11/30/15	57,850	57,523
141337		11.24%	12/31/15	103,157	102,575
176665		11.24%	6/30/15	48,371	48,098
177331		11.24%	8/31/15	72,506	72,096
185822		11.24%	8/31/15	64,650	64,285
218242		11.24%	8/31/15	62,689	62,335
228722		11.24%	10/31/15	43,540	43,294
239408		11.24%	10/31/15	57,643	57,318
307237		11.24%	9/30/15	38,254	38,037
321461		11.24%	12/31/15	5,219	5,189
342830		11.24%	10/31/15	86,624	86,135
358790		11.24%	10/31/15	87,824	87,328
380203		11.24%	12/31/15	41,263	41,030
386238		11.24%	3/31/15	26,614	26,464
388178		11.24%	10/31/15	79,042	78,595
399789		11.24%	12/31/15	101,564	100,991
408616		11.24%	7/31/15	22,431	22,305
459516		11.24%	12/31/15	38,478	38,261
475300		11.24%	6/30/15	41,274	41,041	a
509356		11.24%	4/30/15	5,426	5,395
511115		11.24%	9/30/15	79,056	78,609
532998		11.24%	2/28/15	8,603	8,554	a
539959		11.24%	7/31/15	60,799	60,456	a
592811		11.24%	5/31/15	9,283	9,230
630015		11.24%	6/30/15	40,670	40,441
660009		11.24%	8/31/15	30,958	30,783
668231		11.24%	11/30/15	47,768	47,498
703739		11.24%	3/31/15	18,322	18,219
710803		11.24%	3/31/15	20,276	20,162
715302		11.24%	8/31/15	6,902	6,863
719167		11.24%	5/31/15	34,459	34,264
721685		11.24%	9/30/15	47,241	46,975
724034		11.24%	3/31/15	26,614	26,464
724787		11.24%	10/31/15	57,026	56,703
724830		11.24%	5/31/15	25,472	25,328
731891		11.24%	3/31/15	4,867	4,840

40

Direct Lending Income Fund, LP

732911		11.24%	11/30/15	93,209	92,682
905185		11.24%	12/31/15	63,073	62,717
923171		11.24%	12/31/15	62,146	61,795
952687		11.24%	12/31/15	73,617	73,201
961528		11.24%	5/31/15	41,133	40,901
Other Services (except Public Administration)	2.01%			2,170,197	2,157,938
122536		11.24%	2/28/15	817	813
144619		11.24%	6/30/15	50,412	50,128
147621		11.24%	10/31/15	18,061	17,959
149206		11.24%	11/30/15	55,839	55,524
162992		11.24%	6/30/15	48,797	48,522
222632		11.24%	4/30/15	5,120	5,091
232042		11.24%	12/31/15	25,286	25,143
237564		11.24%	4/30/15	28,715	28,552
243697		11.24%	11/30/15	19,277	19,168
278120		11.24%	3/31/15	14,968	14,883
279413		11.24%	5/31/15	13,113	13,039
280974		11.24%	6/30/15	48,102	47,831
283504		11.24%	5/31/15	15,768	15,679
283618		11.24%	4/30/15	3,386	3,367
292382		11.24%	10/31/15	44,939	44,685
310126		11.24%	5/31/15	43,297	43,052
315045		11.24%	12/31/15	18,644	18,538
316289		11.24%	6/30/15	42,909	42,666
342190		11.24%	10/31/15	90,734	90,222
343909		11.24%	3/31/15	2,196	2,183
364110		11.24%	7/31/15	27,216	27,062
371534		11.24%	10/31/15	13,126	13,052
373630		11.24%	9/30/15	49,261	48,982
375291		11.24%	12/31/15	18,917	18,810
395589		11.24%	3/31/15	20,247	20,132
402190		11.24%	4/30/15	24,096	23,960
430541		11.24%	11/30/15	36,773	36,565
435668		11.24%	2/28/15	7,128	7,088
455829		11.24%	12/31/15	45,900	45,640
465156		11.24%	11/30/15	46,604	46,341
475592		11.24%	11/30/15	78,029	77,588
476793		11.24%	8/31/15	13,938	13,860
489156		11.24%	6/30/15	12,770	12,697
533016		11.24%	11/30/15	53,424	53,122
565017		11.24%	10/31/15	47,657	47,387
571793		11.24%	11/30/15	59,728	59,390
580902		11.24%	8/31/15	21,009	20,890
586792		11.24%	11/30/15	92,300	91,779
587910		11.24%	9/30/15	16,091	16,000
609234		11.24%	3/31/15	4,988	4,960
627708		11.24%	11/30/15	32,703	32,518
653656		11.24%	10/31/15	86,270	85,783
656652		11.24%	8/31/15	33,876	33,685
665822		11.24%	7/31/15	28,849	28,686
701695		11.24%	7/31/15	27,954	27,796
757348		11.24%	9/30/15	19,075	18,967
761848		11.24%	11/30/15	18,642	18,536
767740		11.24%	11/30/15	27,690	27,534
772552		11.24%	4/30/15	10,242	10,184
778485		11.24%	8/31/15	28,859	28,696
783105		11.24%	11/30/15	65,246	64,878
786384		11.24%	12/31/15	103,577	102,991
795344		11.24%	8/31/15	13,582	13,506
799895		11.24%	8/31/15	14,181	14,101
832070		11.24%	8/31/15	11,362	11,297

41

Direct Lending Income Fund, LP

860990		11.24%	10/31/15	88,682	88,181
862593		11.24%	10/31/15	32,088	31,907
881884		11.24%	4/30/15	21,759	21,637
907928		11.24%	5/31/15	5,433	5,402
930120		11.24%	7/31/15	21,698	21,575
932793		11.24%	8/31/15	50,710	50,424
966002		11.24%	8/31/15	54,068	53,763	a
983849		11.24%	8/31/15	26,494	26,344
994357		11.24%	11/30/15	67,577	67,195
Member Payment Dependent Notes (d)	0.29%			312,419	310,654
Administrative and Support and Waste Management and Remediation Services	0.04%			42,136	41,898
362355		23.27%	12/31/17	15,602	15,514
411729		16.58%	12/31/17	14,279	14,198
743771		20.54%	12/31/17	12,256	12,186
Educational Services	0.03%			27,985	27,827
740513		19.40%	12/31/17	18,360	18,257
975378		23.51%	12/31/17	9,624	9,570
Finance and Insurance	0.01%			5,812	5,779
193511		26.48%	12/31/17	5,812	5,779
Health Care and Social Assistance	0.03%			35,000	34,802
409730		15.10%	12/31/17	35,000	34,802
Information	0.02%			19,489	19,379
838843		16.58%	12/31/17	19,489	19,379
Manufacturing	0.03%			33,508	33,319
409920		21.78%	12/31/17	11,886	11,819
888273		25.00%	12/31/15	21,622	21,500
Professional, Scientific, and Technical Services	0.07%			72,155	71,748
329391		21.29%	12/31/17	9,855	9,800
387682		21.29%	12/31/17	5,825	5,793
690627		24.65%	12/31/15	19,707	19,595
841327		18.56%	12/31/17	25,000	24,859
897506		22.28%	12/31/15	11,768	11,701
Real Estate and Rental and Leasing	0.01%			11,575	11,510
896348		29.70%	12/31/17	11,575	11,510
Retail Trade	0.03%			36,685	36,478
131144		25.49%	12/31/17	10,751	10,691
296990		16.09%	12/31/17	14,764	14,681
514604		27.47%	12/31/17	1,394	1,386
668904		25.99%	12/31/17	9,776	9,720
Transportation and Warehousing	0.02%			18,353	18,250
231497		26.48%	12/31/17	14,372	14,291
865454		21.78%	12/31/17	3,981	3,958
Other Services (except Public Administration)	0.01%			9,720	9,665
576323		23.76%	12/31/17	9,720	9,665
Participation Interest in Credit Lines (d)	4.45%			4,811,170	4,783,992
Administrative and Support and Waste Management and Remediation Services	0.67%			720,970	716,897
103152		10.87%	2/19/15	69,717	69,324	b
277575		12.32%	12/18/15	73,228	72,815	b
375483		15.94%	4/11/15	25,819	25,674	b
414075		10.69%	6/26/15	141,426	140,627	b
430450		13.77%	10/16/15	14,966	14,881	b
757960		15.94%	12/5/15	59,809	59,471	b
762362		10.69%	3/20/15	134,702	133,941	b
899822		12.32%	10/3/15	22,173	22,048	b
950817		14.49%	7/3/15	72,950	72,538	b
975765		14.49%	7/31/15	24,600	24,461	b
980684		10.87%	8/15/15	81,578	81,117	b
Arts, Entertainment, and Recreation	0.04%			42,068	41,831
667839		11.60%	10/30/15	42,068	41,831	b
Construction	1.01%			1,091,232	1,085,068
265510		15.94%	6/5/15	32,541	32,357	b

42

Direct Lending Income Fund, LP

271843		10.69%	9/18/15	32,804	32,619	b
293538		15.94%	12/19/15	72,962	72,550	b
360240		10.87%	6/30/15	191,147	190,067	b
368407		10.87%	7/1/15	128,258	127,534	b
380520		13.77%	7/31/15	16,460	16,367	b
445639		13.77%	5/28/15	47,815	47,545	b
529584		12.32%	2/28/15	129,030	128,301	b
563860		10.87%	10/29/15	68,186	67,801	b
714258		13.77%	11/17/15	24,355	24,217	b
758092		10.69%	10/9/15	193,635	192,541	b
839454		13.05%	10/7/15	25,440	25,296	b
885998		14.49%	7/29/15	33,786	33,596	b
888017		15.22%	9/6/15	42,125	41,887	b
959964		14.49%	6/27/15	17,834	17,733	b
991602		13.77%	1/31/15	34,855	34,658	b
Educational Services	0.14%			150,606	149,755
260555		13.05%	5/14/15	150,606	149,755	b
Health Care and Social Assistance	0.20%			216,572	215,349
154279		10.69%	11/5/15	189,404	188,334	b
830735		12.32%	8/29/15	27,168	27,015	b
Information	0.04%			38,125	37,910
219904		12.32%	12/5/15	38,125	37,910	b
Manufacturing	0.38%			409,575	407,261
388838		15.94%	12/10/15	38,340	38,123	b
389202		12.14%	6/3/15	105,088	104,495	b
786294		8.70%	7/10/15	87,393	86,899	b
800125		12.32%	11/6/16	32,425	32,242	b
905517		13.77%	11/12/15	27,895	27,737	b
978434		13.04%	10/15/15	26,538	26,388	b
995980		15.94%	9/29/15	91,896	91,377	b
Professional, Scientific, and Technical Services	0.68%			731,130	727,000
133450		13.77%	5/22/15	24,985	24,844	b
268856		13.05%	8/29/15	34,176	33,983	b
411743		10.69%	7/22/15	99,785	99,222	b
495045		10.69%	8/29/15	21,516	21,395	b
499636		12.32%	12/15/15	9,304	9,251	b
536579		11.60%	7/9/15	11,720	11,654	b
588635		14.49%	11/25/15	28,538	28,377	b
637002		12.32%	10/15/15	17,874	17,773	b
849610		10.87%	9/26/15	49,220	48,942	b
849930		10.69%	10/7/15	47,367	47,099	b
899068		10.33%	12/30/15	123,084	122,388	b
939243		14.49%	12/2/15	154,037	153,167	b
979265		13.04%	9/17/15	42,839	42,597	b
993159		10.87%	4/9/15	66,684	66,308	b
Real Estate and Rental and Leasing	0.15%			157,519	156,630
531191		15.94%	10/30/15	157,519	156,630	b
Retail Trade	0.24%			263,511	262,022
338432		12.32%	11/4/15	30,112	29,942	b
346064		11.59%	12/22/15	39,466	39,243	b
439370		10.87%	10/28/15	120,928	120,245	b
732216		10.87%	11/14/15	30,318	30,147	b
827172		10.69%	7/15/15	42,686	42,445	b
Wholesale Trade	0.92%			989,862	984,271
102609		10.69%	6/27/15	53,251	52,950	b
111676		9.42%	8/22/15	112,639	112,003	b
210832		15.22%	12/24/15	33,491	33,302	b
240022		12.32%	11/7/15	59,574	59,238	b
262796		14.49%	3/13/15	97,994	97,440	b
439013		13.77%	5/14/15	32,911	32,725	b
451207		10.87%	7/29/15	39,958	39,732	b

43

Direct Lending Income Fund, LP

489005		10.69%	10/31/15	73,564	73,149	b
588238		10.87%	6/27/15	91,169	90,654	b
626530		13.04%	6/11/15	10,191	10,134	b
628578		15.22%	3/7/15	95,310	94,771	b
738922		12.32%	12/23/15	53,871	53,567	b
830494		12.32%	3/13/15	74,645	74,223	b
947483		10.69%	9/5/15	37,353	37,142	b
988044		10.87%	9/29/15	123,941	123,241	b
Participation Interest in Loans (d)	1.39%			1,503,052	1,494,562
Accommodation and Food Services	0.07%			72,097	71,689
147922		17.60%	11/30/16	72,097	71,689
Administrative and Support and Waste Management and Remediation Services	0.03%			34,049	33,856
359036		14.40%	11/30/15	23,243	23,112
637776		14.40%	9/30/15	10,806	10,745
Arts, Entertainment, and Recreation	0.06%			61,293	60,947
809467		14.40%	7/31/16	61,293	60,947
Construction	0.09%			92,768	92,244
486372		22.40%	1/31/15	2,588	2,574
734756		14.40%	2/29/16	22,456	22,330
796988		14.40%	7/31/16	40,862	40,631
895608		14.40%	8/31/15	17,401	17,303
957269		16.00%	6/30/15	9,459	9,406
Finance and Insurance	0.09%			100,762	100,193
269921		16.00%	10/31/16	13,966	13,887
605336		14.40%	3/31/16	17,032	16,936
705745		14.40%	10/31/16	69,763	69,369
Health Care and Social Assistance	0.27%			290,777	289,135
168961		14.40%	4/30/16	33,816	33,625
572199		16.00%	8/31/16	42,483	42,243
841701		13.60%	11/30/16	74,953	74,530
980183		16.00%	6/30/16	50,000	49,718
997889		16.00%	11/30/16	89,526	89,020
Information	0.02%			17,943	17,842
756509		14.40%	3/31/15	17,943	17,842
Manufacturing	0.11%			120,465	119,784
382459		14.40%	7/31/15	25,260	25,117
589014		14.40%	9/30/15	39,211	38,990
892965		17.60%	7/31/16	55,994	55,678
Professional, Scientific, and Technical Services	0.17%			181,043	180,020
391686		16.00%	8/31/16	33,581	33,391
434729		14.40%	6/30/15	27,363	27,209
924552		16.00%	9/30/16	120,098	119,420
Retail Trade	0.25%			274,977	273,424
168111		17.60%	10/31/16	60,260	59,920
174745		14.40%	9/30/15	62,652	62,298
407766		14.40%	11/30/15	71,945	71,538
714950		16.00%	10/31/15	30,442	30,270
959132		18.40%	7/31/16	49,679	49,398
Wholesale Trade	0.13%			144,378	143,563
387732		19.20%	7/31/15	51,817	51,524
612940		14.40%	12/31/15	37,500	37,288
952561		19.20%	12/31/15	41,865	41,629
988804		19.20%	9/30/15	13,196	13,122
Other Services (except Public Administration)	0.10%			112,500	111,865
594409		19.20%	12/31/16	112,500	111,865
Participation Interest in Receivables (d)	0.83%			894,199	889,147
Construction	0.83%			894,199	889,147
104198		16.00%	1/31/15	202	201
109685		16.00%	1/31/15	113	112
111991		16.00%	1/31/15	203	202
114518		16.00%	1/31/15	131	130

44

Direct Lending Income Fund, LP

116220	16.00%	1/31/15	174	173
118803	16.00%	1/31/15	1,284	1,276
120571	16.00%	1/31/15	638	635
121231	16.00%	2/28/15	351	349
126203	16.00%	1/31/15	174	173
132062	16.00%	1/31/15	169	168
132472	16.00%	1/31/15	19,342	19,232
134240	16.00%	1/31/15	205	204
135439	16.00%	1/31/15	6,196	6,161
137533	16.00%	1/31/15	6,116	6,082
139338	16.00%	1/31/15	394	392
140386	16.00%	1/31/15	225	224
142876	16.00%	1/31/15	203	202
162268	16.00%	1/31/15	2,702	2,686
164309	16.00%	1/31/15	203	202
169420	16.00%	1/31/15	771	767
169909	16.00%	1/31/15	167	166
180026	16.00%	1/31/15	418	416
180723	16.00%	1/31/15	143	143
181661	16.00%	1/31/15	114	113
181912	16.00%	1/31/15	200	199
182710	16.00%	1/31/15	558	554
185666	16.00%	1/31/15	381	379
187936	16.00%	1/31/15	236	235
189751	16.00%	1/31/15	470	467
192204	16.00%	2/28/15	254	253
200081	16.00%	1/31/15	19,775	19,663
203826	16.00%	1/31/15	639	636
203880	16.00%	1/31/15	113	112
206031	16.00%	1/31/15	295	293
207702	16.00%	1/31/15	201	200
209483	16.00%	1/31/15	489	487
211720	16.00%	2/28/15	254	253
213373	16.00%	1/31/15	114	113
216099	16.00%	1/31/15	65,949	65,577
217316	16.00%	1/31/15	268	266
221399	16.00%	1/31/15	563	560
224743	16.00%	1/31/15	1,992	1,981
227982	16.00%	1/31/15	113	112
229889	16.00%	1/31/15	142	141
232070	16.00%	1/31/15	394	391
235836	16.00%	1/31/15	225	224
237154	16.00%	3/31/15	373	370
241894	16.00%	3/31/15	3,150	3,132
242827	16.00%	1/31/15	528	525
245416	16.00%	1/31/15	1,969	1,958
245786	16.00%	1/31/15	648	644
246201	16.00%	1/31/15	172	171
256539	16.00%	1/31/15	12,852	12,779
258456	16.00%	2/28/15	254	253
262891	16.00%	1/31/15	354	352
264632	16.00%	1/31/15	2,190	2,178
264980	16.00%	1/31/15	1,757	1,747
266396	16.00%	1/31/15	173	172
267330	16.00%	1/31/15	1,339	1,331
269585	16.00%	2/28/15	254	253
274885	16.00%	1/31/15	697	693
279975	16.00%	1/31/15	2,203	2,191
292133	16.00%	1/31/15	2,867	2,850
294677	16.00%	2/28/15	254	253
295996	16.00%	1/31/15	171	170

45

Direct Lending Income Fund, LP

307922	16.00%	1/31/15	3,113	3,096
308527	16.00%	1/31/15	268	266
311864	16.00%	1/31/15	2,022	2,011
316832	16.00%	1/31/15	1,376	1,368
322744	16.00%	1/31/15	2,867	2,850
322974	16.00%	1/31/15	401	399
326602	16.00%	1/31/15	257	256
330484	16.00%	1/31/15	3,413	3,393
331752	16.00%	1/31/15	200	199
334967	16.00%	1/31/15	4,970	4,942
335020	16.00%	1/31/15	174	173
338361	16.00%	1/31/15	32,725	32,540
338899	16.00%	2/28/15	265	264
344332	16.00%	1/31/15	2,280	2,267
347444	16.00%	1/31/15	297	295
350749	16.00%	1/31/15	6,373	6,337
352606	16.00%	1/31/15	831	826
357153	16.00%	1/31/15	178	177
357216	16.00%	1/31/15	1,118	1,112
359865	16.00%	1/31/15	9,230	9,177
361755	16.00%	1/31/15	112	112
364016	16.00%	1/31/15	821	817
366729	16.00%	1/31/15	1,969	1,958
370632	16.00%	1/31/15	852	847
370724	16.00%	1/31/15	173	172
373796	16.00%	1/31/15	591	587
374896	16.00%	2/28/15	268	266
375674	16.00%	1/31/15	4,847	4,819
383384	16.00%	1/31/15	160	159
385259	16.00%	1/31/15	173	172
391118	16.00%	1/31/15	114	113
399642	16.00%	1/31/15	171	170
399937	16.00%	1/31/15	169	168
403003	16.00%	1/31/15	1,375	1,367
406215	16.00%	1/31/15	1,336	1,329
418195	16.00%	1/31/15	2,483	2,469
427339	16.00%	1/31/15	203	202
427418	16.00%	1/31/15	20,223	20,109
428153	16.00%	1/31/15	111	111
429337	16.00%	1/31/15	843	838
429804	16.00%	1/31/15	202	200
435356	16.00%	2/28/15	223	221
436619	16.00%	1/31/15	3,623	3,602
436782	16.00%	1/31/15	142	141
437550	16.00%	1/31/15	2,545	2,531
442885	16.00%	1/31/15	390	388
444767	16.00%	1/31/15	5,956	5,922
444837	16.00%	1/31/15	118	118
448442	16.00%	1/31/15	300	298
449347	16.00%	2/28/15	268	266
450062	16.00%	1/31/15	322	320
453140	16.00%	1/31/15	451	448
460454	16.00%	1/31/15	203	202
460735	16.00%	1/31/15	2,909	2,892
461027	16.00%	1/31/15	602	599
461114	16.00%	1/31/15	3,203	3,184
464368	16.00%	1/31/15	1,497	1,489
467488	16.00%	1/31/15	119	118
467749	16.00%	1/31/15	112	112
474656	16.00%	1/31/15	268	267
478716	16.00%	1/31/15	205	204

46

Direct Lending Income Fund, LP

486843	16.00%	1/31/15	115	114
487790	16.00%	1/31/15	560	557
502340	16.00%	1/31/15	804	799
502866	16.00%	1/31/15	557	553
503922	16.00%	1/31/15	202	201
504945	16.00%	3/31/15	297	295
505139	16.00%	2/28/15	268	266
516242	16.00%	1/31/15	2,596	2,581
521876	16.00%	1/31/15	142	142
524159	16.00%	1/31/15	821	817
526705	16.00%	1/31/15	2,225	2,213
528780	16.00%	1/31/15	2,533	2,518
530582	16.00%	1/31/15	100	99
533655	16.00%	1/31/15	834	830
535025	16.00%	1/31/15	10,238	10,180
537317	16.00%	1/31/15	2,724	2,709
541437	16.00%	1/31/15	38	37
541739	16.00%	1/31/15	12,469	12,398
542022	16.00%	1/31/15	43,805	43,557
544774	16.00%	1/31/15	388	385
550548	16.00%	1/31/15	187	186
551484	16.00%	1/31/15	629	626
553778	16.00%	1/31/15	111	111
554274	16.00%	1/31/15	102	102
556165	16.00%	1/31/15	6,161	6,126
556361	16.00%	1/31/15	203	202
559587	16.00%	1/31/15	478	475
562165	16.00%	1/31/15	254	253
571244	16.00%	1/31/15	30,634	30,461
576650	16.00%	1/31/15	605	602
578617	16.00%	1/31/15	195	194
579106	16.00%	1/31/15	1,313	1,305
579197	16.00%	1/31/15	3,240	3,222
579610	16.00%	1/31/15	1,155	1,148
579841	16.00%	1/31/15	5,351	5,321
581171	16.00%	1/31/15	821	817
588713	16.00%	2/28/15	3,623	3,602
595524	16.00%	2/28/15	398	396
599292	16.00%	1/31/15	200	199
600083	16.00%	1/31/15	8,125	8,080
600426	16.00%	1/31/15	260	258
601576	16.00%	1/31/15	2,401	2,387
602270	16.00%	1/31/15	230	229
604084	16.00%	1/31/15	917	912
607322	16.00%	1/31/15	38	38
617202	16.00%	1/31/15	205	204
618341	16.00%	1/31/15	2,203	2,191
619058	16.00%	1/31/15	268	266
619789	16.00%	2/28/15	223	221
620497	16.00%	1/31/15	4,099	4,076
620991	16.00%	1/31/15	369	367
622350	16.00%	1/31/15	18,900	18,793
629716	16.00%	1/31/15	1,146	1,140
629756	16.00%	1/31/15	491	488
631157	16.00%	1/31/15	4,208	4,184
632069	16.00%	1/31/15	239	238
632490	16.00%	1/31/15	201	200
633021	16.00%	1/31/15	143	143
633135	16.00%	1/31/15	709	705
637984	16.00%	1/31/15	375	373
641861	16.00%	1/31/15	356	354

47

Direct Lending Income Fund, LP

642753	16.00%	1/31/15	2,533	2,518
648708	16.00%	1/31/15	4,208	4,184
650716	16.00%	1/31/15	2,533	2,518
655422	16.00%	1/31/15	131	131
657382	16.00%	1/31/15	17,186	17,089
665185	16.00%	1/31/15	6,225	6,190
667094	16.00%	1/31/15	2,741	2,725
668048	16.00%	2/28/15	920	914
670321	16.00%	1/31/15	239	238
674783	16.00%	1/31/15	116	115
675576	16.00%	1/31/15	344	342
675787	16.00%	1/31/15	1,959	1,948
676131	16.00%	1/31/15	284	282
676378	16.00%	1/31/15	9,450	9,397
681005	16.00%	1/31/15	3	3
685950	16.00%	1/31/15	173	172
688899	16.00%	1/31/15	71,016	70,615
694320	16.00%	1/31/15	144	144
697028	16.00%	1/31/15	112	112
697732	16.00%	1/31/15	313	311
702674	16.00%	1/31/15	2,533	2,518
703448	16.00%	1/31/15	473	470
704336	16.00%	1/31/15	205	204
708480	16.00%	1/31/15	12,366	12,296
715532	16.00%	1/31/15	257	255
722840	16.00%	2/28/15	254	253
727014	16.00%	1/31/15	498	495
734694	16.00%	1/31/15	527	524
736333	16.00%	1/31/15	541	538
738558	16.00%	1/31/15	303	302
739309	16.00%	1/31/15	1,194	1,188
739868	16.00%	1/31/15	111	111
740189	16.00%	1/31/15	143	143
748011	16.00%	1/31/15	203	202
750042	16.00%	1/31/15	116	115
752169	16.00%	1/31/15	143	143
759362	16.00%	1/31/15	268	266
762924	16.00%	1/31/15	260	258
765645	16.00%	2/28/15	111	111
766138	16.00%	1/31/15	403	400
768452	16.00%	2/28/15	268	266
768756	16.00%	1/31/15	25,988	25,841
769429	16.00%	1/31/15	11,091	11,029
770714	16.00%	1/31/15	295	293
772762	16.00%	1/31/15	3,623	3,602
774119	16.00%	1/31/15	2,021	2,010
774252	16.00%	1/31/15	210	209
775461	16.00%	1/31/15	384	382
782205	16.00%	1/31/15	121	120
785793	16.00%	1/31/15	1,820	1,810
788361	16.00%	1/31/15	243	242
794468	16.00%	1/31/15	512	509
801572	16.00%	1/31/15	1,146	1,140
804068	16.00%	1/31/15	593	590
805241	16.00%	1/31/15	38,019	37,804
809176	16.00%	1/31/15	6,621	6,584
810374	16.00%	1/31/15	508	505
811522	16.00%	1/31/15	203	202
812779	16.00%	1/31/15	351	349
814730	16.00%	2/28/15	388	386
818020	16.00%	1/31/15	60	60

48

Direct Lending Income Fund, LP

822623	16.00%	1/31/15	1,490	1,482
827167	16.00%	1/31/15	10,500	10,441
832852	16.00%	2/28/15	458	456
833751	16.00%	1/31/15	6,825	6,786
834018	16.00%	1/31/15	174	173
838286	16.00%	1/31/15	4,099	4,076
846820	16.00%	1/31/15	332	331
850707	16.00%	1/31/15	470	468
851915	16.00%	1/31/15	2,415	2,401
853447	16.00%	1/31/15	391	388
859075	16.00%	3/31/15	2,415	2,401
860346	16.00%	1/31/15	292	291
861137	16.00%	1/31/15	174	173
862220	16.00%	1/31/15	143	143
863225	16.00%	1/31/15	961	956
864222	16.00%	1/31/15	157	156
866866	16.00%	1/31/15	20,069	19,955
869632	16.00%	1/31/15	1,488	1,480
871617	16.00%	1/31/15	118	118
872413	16.00%	1/31/15	231	230
878695	16.00%	1/31/15	226	224
886410	16.00%	1/31/15	263	261
887097	16.00%	1/31/15	1,050	1,044
893811	16.00%	1/31/15	629	626
895150	16.00%	1/31/15	111	111
899077	16.00%	1/31/15	227	225
905979	16.00%	1/31/15	264	263
910786	16.00%	1/31/15	1,575	1,566
911505	16.00%	1/31/15	1,683	1,673
922745	16.00%	2/28/15	380	378
923460	16.00%	1/31/15	851	846
924572	16.00%	1/31/15	231	230
927984	16.00%	1/31/15	1,017	1,011
928354	16.00%	1/31/15	7,371	7,329
928379	16.00%	1/31/15	203	202
928704	16.00%	1/31/15	86,408	85,920
928758	16.00%	1/31/15	1,614	1,605
929567	16.00%	1/31/15	173	172
932930	16.00%	1/31/15	309	307
933907	16.00%	1/31/15	174	173
934579	16.00%	1/31/15	205	204
935743	16.00%	1/31/15	149	149
935847	16.00%	1/31/15	760	756
936855	16.00%	1/31/15	899	894
937966	16.00%	1/31/15	118	118
940769	16.00%	1/31/15	1,945	1,934
943010	16.00%	1/31/15	174	173
943314	16.00%	1/31/15	448	445
945484	16.00%	1/31/15	420	417
948684	16.00%	1/31/15	945	940
949597	16.00%	1/31/15	137	137
951069	16.00%	1/31/15	301	299
953227	16.00%	1/31/15	2,203	2,191
953299	16.00%	1/31/15	2,230	2,218
956103	16.00%	1/31/15	295	293
965840	16.00%	1/31/15	171	170
966580	16.00%	1/31/15	469	466
966910	16.00%	1/31/15	261	260
968139	16.00%	1/31/15	315	313
968784	16.00%	1/31/15	1,574	1,565
972913	16.00%	1/31/15	174	173

49

Direct Lending Income Fund, LP

977309		16.00%	1/31/15	940	935
979828		16.00%	1/31/15	270	268
980448		16.00%	1/31/15	417	415
983010		16.00%	1/31/15	129	128
987137		16.00%	1/31/15	299	298
987949		16.00%	1/31/15	167	166
995790		16.00%	2/28/15	254	253
996601		16.00%	1/31/15	605	602
Payment Dependent Promissory Notes (Quarterspot Inc.) (d)	20.20%			21,823,518	21,700,239
Accommodation and Food Services	1.35%			1,455,242	1,447,021
100063		46.52%	5/31/15	18,351	18,247
114475		41.40%	7/31/15	12,722	12,650
142998		17.38%	8/31/15	65,798	65,426
145924		41.33%	10/31/15	19,875	19,762
165118		46.42%	6/30/15	8,372	8,325
191862		26.68%	11/30/15	62,804	62,449
231484		28.93%	1/31/15	49	48
248867		23.55%	8/31/15	23,290	23,158
260259		24.93%	4/30/15	10,502	10,443
307326		46.92%	10/31/15	34,338	34,144
311367		14.26%	1/31/15	462	459
326710		30.70%	7/31/15	39,620	39,397
364271		53.74%	3/31/15	7,061	7,021
371554		29.48%	2/28/15	13,018	12,944
377551		16.01%	9/30/15	56,225	55,907
386520		38.82%	12/31/15	15,711	15,622
387882		34.76%	11/30/15	18,990	18,883
396442		14.43%	11/30/15	90,210	89,701
404899		14.26%	1/31/15	9,187	9,135
422905		18.37%	12/31/17	61,431	61,084
458275		14.27%	5/31/15	47,786	47,516
469406		26.66%	11/30/15	14,338	14,257
490191		38.35%	5/31/15	29,239	29,073
504967		26.34%	7/31/15	16,287	16,195
512068		18.08%	12/31/15	48,008	47,737
535196		23.78%	5/31/15	14,214	14,133
559123		30.21%	1/31/15	5,203	5,173
592899		18.81%	3/31/15	25,695	25,549
604361		32.73%	1/31/15	4,155	4,131
643764		20.45%	12/31/15	69,735	69,341
649007		24.00%	8/31/15	50,225	49,941
661474		17.26%	3/31/15	24,820	24,680
662380		33.13%	12/31/15	31,161	30,985
674844		49.72%	10/31/15	12,384	12,314
706658		33.57%	11/30/15	25,160	25,018
711051		25.53%	5/31/16	69,343	68,952
737861		26.77%	8/31/15	63,283	62,926
795469		14.26%	10/31/15	79,541	79,091
826265		22.10%	12/31/15	22,230	22,104
831557		43.57%	7/31/15	18,060	17,958
852831		46.35%	3/31/15	5,844	5,811
866141		34.19%	5/31/15	25,592	25,448
866521		23.83%	3/31/15	10,799	10,738
880366		52.28%	1/31/15	1,157	1,151
909508		21.33%	8/31/15	41,687	41,451
929188		33.30%	8/31/15	16,312	16,220
951524		31.32%	4/30/15	4,705	4,678
960166		23.86%	12/31/15	54,983	54,672
974518		20.89%	10/31/16	55,283	54,971
Administrative and Support and Waste Management and Remediation Services	1.31%			1,415,248	1,407,254
162554		29.68%	3/31/15	6,307	6,271

50

Direct Lending Income Fund, LP

203616		14.27%	8/31/15	80,477	80,022
207143		17.63%	12/31/15	65,995	65,622
219025		16.89%	1/31/16	52,000	51,706
221937		42.45%	10/31/15	10,343	10,285
278226		35.86%	1/31/16	39,221	39,000
281202		41.63%	5/31/15	64,100	63,738
346209		18.76%	1/31/15	239	238
357895		15.44%	12/31/15	100,498	99,930
380121		18.35%	12/31/15	20,298	20,183
411635		23.82%	5/31/15	42,414	42,175
438191		38.66%	7/31/15	59,551	59,214
449397		40.73%	8/31/15	64,782	64,416
452867		45.31%	2/28/15	6,176	6,141
478347		52.92%	7/31/15	71,639	71,234
505087		19.44%	12/31/15	107,416	106,810
523955		23.03%	2/28/15	32,983	32,796
536701		22.78%	1/31/16	60,414	60,072
538084		15.89%	12/31/15	21,701	21,579
596804		23.37%	11/30/15	31,495	31,317
600976		34.75%	6/30/15	10,545	10,486
637207		22.27%	6/30/15	64,331	63,967
751243		26.82%	11/30/15	84,743	84,265
779311		24.63%	1/31/16	116,088	115,432
806669		28.94%	4/30/15	13,588	13,511
894449		30.01%	8/31/15	72,788	72,377
903584		33.26%	6/30/15	65,991	65,618
933127		34.03%	1/31/15	5	5
948492		22.38%	8/31/15	49,122	48,844
Arts, Entertainment, and Recreation	0.33%			357,647	355,627
141462		18.86%	12/31/15	122,088	121,398
240236		34.24%	8/31/15	56,637	56,317
253638		37.45%	6/30/15	25,974	25,827
313420		25.56%	12/31/15	27,438	27,283
435878		40.40%	5/31/15	10,265	10,207
522767		26.17%	11/30/15	18,244	18,141
558348		26.82%	12/31/17	52,695	52,397
654792		51.54%	9/30/17	16,401	16,309
794675		34.19%	2/28/15	6,608	6,571
984871		22.32%	4/30/15	21,296	21,176
Construction	1.01%			1,096,408	1,090,215
168495		35.06%	12/31/15	114,723	114,075
393600		53.01%	2/28/15	16,518	16,425
398233		24.72%	12/31/15	93,952	93,421
410665		34.41%	11/30/15	61,070	60,725
437685		39.52%	5/31/15	20,342	20,227
486137		57.14%	6/30/15	29,926	29,757
511626		53.15%	9/30/15	54,644	54,335
561038		19.54%	12/31/15	33,571	33,381
561905		20.04%	5/31/15	58,250	57,920
570543		31.01%	5/31/17	51,323	51,033
572103		24.85%	12/31/15	54,368	54,061
572732		44.17%	1/31/15	8,748	8,698	a
576196		29.81%	4/30/15	30,060	29,890
660150		52.06%	8/31/15	33,154	32,967
683842		40.22%	12/31/15	79,247	78,800
688236		44.30%	8/31/15	64,399	64,035
730318		41.31%	2/28/15	14,550	14,468
774251		19.13%	1/31/16	79,500	79,051
808707		30.90%	12/31/15	80,724	80,268
974784		39.29%	3/31/15	51,830	51,537
985619		48.10%	7/31/15	35,859	35,656

51

Direct Lending Income Fund, LP

996455		31.33%	12/31/15	29,651	29,484
Educational Services	0.15%			161,588	160,675
238887		39.69%	5/31/15	44,239	43,989
414424		21.03%	12/31/15	113,364	112,723
477268		32.07%	2/28/15	3,985	3,963
Finance and Insurance	0.03%			27,236	27,082
271331		17.12%	2/28/15	16,675	16,581
412570		47.29%	3/31/15	3,973	3,950
874707		47.43%	1/31/15	6,588	6,551
Health Care and Social Assistance	2.16%			2,328,102	2,314,951
100677		39.48%	6/30/16	13,390	13,314
107890		24.56%	1/31/16	72,597	72,187
128924		23.20%	12/31/15	34,094	33,901
150047		53.06%	3/31/15	28,367	28,207
157243		26.71%	8/31/15	16,399	16,306
180893		15.94%	5/31/15	51,784	51,491
200511		14.57%	9/30/15	70,854	70,454
269220		23.20%	2/28/15	5,172	5,143
323975		29.53%	10/31/15	61,786	61,437
354737		34.39%	3/31/15	19,599	19,488
360119		16.31%	5/31/15	43,277	43,033
390811		23.13%	8/31/15	41,455	41,220
410884		33.91%	1/31/15	3,371	3,352
412348		26.85%	5/31/15	26,239	26,091
433142		18.30%	7/31/15	20,481	20,365
435228		23.12%	5/31/15	41,100	40,868
439089		30.83%	11/30/15	87,946	87,449
440477		15.17%	11/30/15	18,356	18,253
459857		36.71%	2/28/17	17,205	17,108
477886		21.43%	12/31/15	67,178	66,799
488349		22.61%	8/31/15	14,769	14,686
490104		23.11%	11/30/15	88,600	88,099
535464		16.02%	12/31/15	46,847	46,583
545995		17.75%	12/31/15	4,613	4,587
591896		42.72%	7/31/15	14,931	14,846
593242		22.88%	5/31/15	13,755	13,677
613070		15.77%	12/31/15	118,349	117,680
614794		28.43%	10/31/15	46,356	46,095
615990		15.98%	1/31/16	35,730	35,528
639208		15.72%	11/30/15	57,742	57,416
651796		27.44%	1/31/16	25,812	25,666
659459		21.20%	1/31/16	79,220	78,773
659846		20.22%	8/31/15	16,444	16,352
679678		14.30%	8/31/15	54,324	54,017
691278		20.64%	12/31/15	48,672	48,397
727572		15.54%	7/31/15	57,747	57,421
738896		19.22%	5/31/15	56,799	56,478
740617		15.60%	12/31/15	29,212	29,047
764529		33.69%	5/31/15	25,570	25,426
770810		39.07%	6/30/15	18,013	17,911
783782		16.26%	12/31/15	123,716	123,017
858030		14.40%	12/31/15	99,099	98,540
881975		27.56%	11/30/15	112,520	111,885
900208		23.03%	4/30/15	24,093	23,956
902177		31.78%	6/30/15	43,275	43,031
920583		30.17%	8/31/15	75,516	75,089
953205		25.05%	12/31/15	115,928	115,273
968714		17.81%	10/31/15	77,572	77,134
992526		14.34%	5/31/16	62,228	61,876
Information	0.43%			469,267	466,617
135486		31.45%	10/31/15	64,741	64,375

52

Direct Lending Income Fund, LP

186451		41.63%	1/31/15	8	8
196918		56.70%	2/28/15	10,535	10,476
212167		37.66%	4/30/15	19,111	19,003
310796		32.62%	2/29/16	22,288	22,162
392821		23.61%	9/30/15	14,335	14,254
435287		18.31%	7/31/15	73,280	72,866
484077		35.66%	8/31/15	38,912	38,692
491994		45.52%	7/31/15	89,192	88,688
590231		35.76%	5/31/15	25,744	25,598
602640		22.05%	11/30/15	17,278	17,180
874794		52.63%	6/30/15	85,620	85,136
910692		43.94%	9/30/15	4,402	4,378
931628		37.64%	1/31/15	3,823	3,801
Manufacturing	1.97%			2,125,029	2,113,025
103006		44.37%	2/28/15	9,060	9,008
128998		35.17%	4/30/15	20,824	20,707
171159		15.90%	1/31/15	4,622	4,596
177862		19.93%	8/31/15	35,492	35,292
179409		38.11%	1/31/15	984	979
200562		21.95%	1/31/15	50	50
207188		23.55%	7/31/15	34,274	34,081
223652		38.22%	8/31/15	42,628	42,387
226019		24.27%	12/31/15	37,194	36,984
233796		46.76%	6/30/15	31,518	31,340
249350		31.06%	7/31/15	16,472	16,379
263049		19.46%	9/30/16	53,853	53,548
283004		15.28%	8/31/15	23,502	23,369
298145		18.22%	1/31/15	27	26
308311		35.75%	5/31/15	33,056	32,869
308533		15.46%	3/31/15	11,458	11,394
315011		32.67%	8/31/15	23,331	23,199
318529		38.50%	4/30/15	16,195	16,103
349322		15.48%	6/30/15	67,605	67,223
391912		28.69%	11/30/15	79,176	78,729
424896		14.36%	3/31/15	46,126	45,866
432527		25.43%	6/30/15	51,391	51,101
437191		19.73%	7/31/15	46,091	45,830
439019		36.70%	6/30/16	20,693	20,576
440736		44.24%	3/31/15	2,849	2,833
449431		39.96%	4/30/15	23,153	23,022	a
488341		22.06%	11/30/15	21,843	21,720
501016		41.63%	3/31/15	5,065	5,037
567246		19.37%	10/31/15	81,748	81,286
576731		36.02%	12/31/15	64,095	63,733
583631		22.40%	12/31/15	117,850	117,184
599211		25.65%	8/31/15	51,781	51,489
603404		22.06%	11/30/15	87,374	86,880
654369		36.33%	10/31/15	52,149	51,854
658634		25.92%	10/31/15	79,446	78,997
659934		19.14%	10/31/15	32,928	32,742
686257		26.48%	12/31/15	55,696	55,381
697844		40.85%	6/30/15	18,328	18,224
700780		23.11%	12/31/15	115,989	115,334
730085		19.70%	9/30/15	96,257	95,713
768232		16.48%	12/31/15	92,523	92,001
777141		22.43%	1/31/16	25,904	25,758
811977		32.61%	9/30/15	18,185	18,082
822440		16.49%	12/31/15	49,018	48,741
854516		37.13%	5/31/15	58,803	58,470
878073		39.58%	8/31/15	16,632	16,538
880274		42.60%	4/30/15	33,514	33,325

53

Direct Lending Income Fund, LP

912122		23.59%	8/31/16	16,597	16,503
925293		23.02%	1/31/15	1,405	1,397
928591		40.72%	6/30/15	14,970	14,886
943640		24.63%	1/31/15	21	20
948865		18.99%	6/30/15	67,827	67,444
961677		36.41%	3/31/15	26,883	26,731
971594		19.07%	12/31/17	49,153	48,875
977767		36.44%	3/31/15	13,306	13,231
991690		35.28%	5/31/15	12,224	12,155
992303		39.14%	12/31/17	15,892	15,802
Mining, Quarrying, and Oil and Gas Extraction	0.04%			40,683	40,453
251137		34.21%	7/31/15	40,683	40,453
Professional, Scientific, and Technical Services	1.00%			1,083,944	1,077,821
101495		22.06%	9/30/15	23,114	22,983
158640		22.42%	10/31/15	81,069	80,611
209966		45.88%	5/31/15	14,934	14,849
210490		33.97%	8/31/15	16,041	15,951
225769		45.28%	1/31/15	29,629	29,462
230284		20.04%	12/31/15	71,845	71,439
271496		39.51%	12/31/15	21,910	21,786
343401		44.38%	6/30/15	70,120	69,724
374477		34.43%	8/31/15	86,568	86,079
374764		52.78%	5/31/15	23,267	23,135
393127		21.60%	12/31/15	62,642	62,289
454525		28.86%	12/31/15	17,010	16,914
476796		24.78%	12/31/15	122,270	121,579
479509		53.10%	1/31/15	1,859	1,848
487501		54.61%	8/31/17	31,361	31,184
487791		14.34%	10/31/15	56,967	56,645
511851		47.11%	4/30/15	7,039	6,999
521161		16.41%	12/31/15	23,496	23,363
523970		21.97%	2/28/17	90,278	89,768
568074		21.19%	12/31/15	31,915	31,735
599574		42.81%	2/28/15	11,016	10,953
671836		36.36%	4/30/15	10,800	10,739
672294		19.58%	12/31/15	96,361	95,816
782256		16.03%	12/31/15	14,043	13,964
842171		48.79%	6/30/17	68,391	68,005
Public Administration	0.03%			36,089	35,885
488421		40.73%	4/30/15	17,512	17,413
848917		33.72%	3/31/15	18,577	18,472
Real Estate and Rental and Leasing	0.41%			443,797	441,291
194918		20.36%	12/31/15	83,088	82,619
264802		15.69%	12/31/15	115,215	114,565
268254		20.87%	5/31/15	53,882	53,578
276655		56.77%	4/30/15	18,937	18,830
510249		37.36%	11/30/15	52,410	52,114
701115		14.66%	8/31/15	44,501	44,250
773920		21.98%	10/31/15	75,763	75,335
Retail Trade	4.72%			5,103,990	5,075,158
104976		14.71%	7/31/15	73,646	73,230
110084		31.95%	12/31/15	23,250	23,119
112350		15.00%	3/31/15	20,969	20,850
126639		27.81%	5/31/15	15,746	15,657
131783		51.17%	3/31/15	7,930	7,885
142661		41.73%	9/30/15	90,912	90,398
144265		26.77%	8/31/15	76,652	76,219
146989		56.97%	5/31/15	36,173	35,969
163314		15.93%	7/31/15	34,401	34,207
167879		19.20%	3/31/15	5,576	5,544
180902		18.97%	2/28/15	17,416	17,317

54

Direct Lending Income Fund, LP

187155	24.93%	12/31/15	64,902	64,536
190623	17.50%	7/31/15	58,270	57,941
214493	33.03%	1/31/16	22,804	22,675
216190	29.12%	11/30/15	6,607	6,570
219050	25.49%	6/30/15	68,504	68,117
219488	14.29%	11/30/15	86,902	86,411
225197	54.11%	2/28/15	4,084	4,061
229804	16.02%	12/31/15	32,660	32,476
231605	19.42%	12/31/15	31,639	31,460
234110	24.93%	9/30/15	41,459	41,225
246035	19.12%	9/30/15	20,931	20,813
262304	14.94%	7/31/15	35,660	35,458
265394	18.30%	12/31/15	56,969	56,648
276552	14.30%	2/28/15	7,629	7,586
278348	27.72%	4/30/15	6,907	6,867
302719	24.98%	5/31/15	17,273	17,175
303697	25.98%	12/31/15	21,277	21,157
311947	18.62%	6/30/15	38,692	38,474
317033	26.01%	10/31/15	52,245	51,950
321197	20.62%	1/31/16	81,500	81,040
333398	15.71%	12/31/15	68,123	67,738
336818	33.25%	5/31/15	6,974	6,935
342712	27.65%	11/30/15	31,827	31,647
342837	21.34%	8/31/15	84,690	84,211
361874	24.95%	12/31/15	118,919	118,247
384577	41.63%	1/31/16	22,920	22,791	a
388375	23.75%	10/31/15	125,000	124,294
399408	22.39%	4/30/15	35,617	35,415
405613	20.38%	1/31/15	1,863	1,853
410037	16.20%	8/31/15	25,000	24,858
412573	16.07%	7/31/15	71,077	70,675
419156	57.05%	6/30/15	19,308	19,199
427490	18.41%	12/31/16	43,698	43,451
432899	21.22%	12/31/15	74,870	74,447
440495	38.43%	6/30/15	16,232	16,140
444601	35.03%	6/30/15	33,983	33,791
455076	32.07%	2/28/15	10,094	10,037
457031	37.85%	5/31/15	23,577	23,443
465896	16.96%	5/31/15	48,500	48,226
480670	44.17%	8/31/15	45,050	44,795
486498	23.43%	1/31/16	56,292	55,974
490506	25.66%	3/31/15	15,426	15,339
490682	30.90%	1/31/16	122,691	121,998
493566	28.78%	5/31/15	20,860	20,742
493576	18.46%	11/30/15	77,310	76,874
494603	28.87%	3/31/17	71,031	70,630
516734	19.12%	8/31/15	57,335	57,012
521520	21.01%	4/30/16	14,214	14,134
525613	14.77%	2/29/16	47,305	47,038
530336	18.21%	10/31/15	67,272	66,892
539800	17.84%	11/30/15	85,862	85,377
552184	20.30%	10/31/15	81,609	81,148
555066	43.55%	2/28/15	7,465	7,422
555314	16.47%	7/31/17	62,294	61,943
580234	14.70%	12/31/15	68,609	68,222
585415	14.63%	8/31/15	22,209	22,084
590130	24.21%	11/30/15	29,145	28,980
597779	16.53%	10/31/15	52,185	51,891
599675	22.66%	11/30/15	88,215	87,716
611690	32.65%	7/31/15	14,221	14,141
612007	28.48%	5/31/15	41,946	41,709

55

Direct Lending Income Fund, LP

619044		30.89%	2/28/15	51,926	51,633
620948		16.47%	4/30/15	14,580	14,498
638290		32.20%	9/30/15	16,178	16,087
668776		15.61%	12/31/15	15,126	15,041
674927		20.31%	6/30/15	18,914	18,807
675774		20.87%	4/30/15	36,561	36,355
676940		38.63%	8/31/15	27,224	27,070
677245		33.34%	1/31/16	122,062	121,373
688546		18.64%	8/31/15	21,998	21,873
703580		33.57%	7/31/15	16,728	16,633
712694		25.52%	1/31/15	17	17
727552		19.58%	9/30/17	49,969	49,687
730282		16.85%	12/31/15	121,083	120,399
740006		19.61%	12/31/15	93,688	93,159
749895		16.42%	3/31/15	13,438	13,362
761930		31.85%	4/30/15	26,371	26,222
783774		26.84%	11/30/15	16,944	16,848
785744		22.53%	8/31/15	23,886	23,751
791689		19.09%	11/30/16	76,044	75,615
806517		14.36%	8/31/15	76,735	76,301
816586		15.95%	10/31/15	81,924	81,462
833262		15.79%	5/31/15	28,093	27,934
837499		16.06%	9/30/15	90,843	90,330
846504		36.01%	1/31/16	67,783	67,401
847474		20.02%	12/31/15	61,881	61,532
858003		25.53%	7/31/16	30,658	30,485
884701		34.42%	4/30/15	13,980	13,901
885810		34.31%	1/31/15	4,205	4,181
899406		25.31%	8/31/15	55,879	55,563
900675		21.53%	9/30/16	85,570	85,086
900693		30.88%	7/31/15	36,458	36,252
903877		16.26%	12/31/15	20,355	20,240
905412		14.51%	9/30/15	43,588	43,341
910859		30.07%	12/31/17	14,368	14,287
911003		27.70%	12/31/15	22,181	22,056
916992		29.12%	11/30/15	88,094	87,596
923766		32.20%	5/31/16	20,128	20,015
928063		14.28%	2/28/15	6,098	6,063
931922		21.21%	8/31/15	19,710	19,599
935284		31.97%	7/31/15	5,904	5,871
939921		15.75%	8/31/15	19,086	18,978
947617		19.93%	9/30/15	73,531	73,116
949001		27.33%	1/31/16	54,840	54,530
969626		28.71%	12/31/15	89,968	89,460
979767		20.25%	12/31/15	23,451	23,318
991033		22.82%	11/30/15	35,536	35,335
Transportation and Warehousing	1.06%			1,143,588	1,137,128
117627		26.03%	8/31/15	9,531	9,477
236949		59.81%	1/31/15	735	731
306941		49.91%	4/30/15	37,965	37,750
347459		38.66%	7/31/15	73,863	73,446
398941		33.30%	1/31/15	10	10
399038		20.14%	12/31/15	46,364	46,102
452046		18.90%	12/31/15	18,995	18,887
491839		24.16%	2/28/15	5,554	5,523
514997		24.59%	9/30/15	43,822	43,574
534514		43.44%	8/31/17	18,026	17,925
684910		52.06%	8/31/15	41,716	41,480
697010		23.67%	4/30/15	19,052	18,944
730676		54.32%	12/31/16	20,959	20,841
732565		18.07%	12/31/15	92,270	91,749

56

Direct Lending Income Fund, LP

732899		55.44%	4/30/15	34,372	34,178
749008		18.26%	12/31/15	97,327	96,777
767254		36.11%	10/31/15	7,000	6,960
807813		30.56%	12/31/15	75,642	75,215
811731		34.60%	7/31/15	18,428	18,324
814697		33.01%	6/30/15	60,810	60,466
861160		32.46%	10/31/15	56,756	56,435
903876		38.23%	7/31/15	71,948	71,541
924532		29.51%	10/31/15	83,612	83,139
956053		40.14%	5/31/15	55,334	55,021
956495		39.82%	12/31/17	42,473	42,233
956576		55.63%	9/30/15	39,728	39,504
970494		30.69%	8/31/15	59,879	59,540
997625		26.89%	6/30/15	11,417	11,353
Utilities	0.12%			127,526	126,806
620745		37.51%	1/31/15	9,644	9,589
716286		31.62%	6/30/15	65,033	64,666
985047		33.82%	1/31/17	52,850	52,551
Wholesale Trade	1.96%			2,114,834	2,102,887
125531		14.27%	9/30/15	76,013	75,583
155298		42.79%	6/30/15	19,842	19,730
161722		14.26%	1/31/15	4,368	4,343
268568		18.50%	11/30/15	75,715	75,287
334326		39.14%	1/31/15	546	542
338191		39.00%	9/30/17	19,205	19,097
371623		20.81%	3/31/15	18,397	18,294
372929		24.27%	7/31/15	37,324	37,114
373915		15.30%	4/30/15	38,497	38,279
376104		15.77%	11/30/15	65,283	64,915
393535		40.79%	11/30/15	60,303	59,962	a
399278		21.46%	12/31/15	64,764	64,399
419942		15.86%	12/31/15	122,837	122,143
431938		29.35%	7/31/15	17,511	17,412
475823		22.78%	1/31/16	123,436	122,739
495111		29.81%	12/31/15	27,364	27,209
495498		39.96%	7/31/15	55,834	55,518
537186		29.65%	3/31/15	27,725	27,568
591379		14.39%	7/31/15	75,417	74,991
608092		19.40%	3/31/17	87,724	87,229
673296		20.17%	12/31/15	92,708	92,185
691261		38.13%	7/31/15	33,635	33,445
719570		21.07%	12/31/15	87,634	87,139
721965		38.57%	8/31/15	77,956	77,515
730980		22.80%	1/31/16	124,080	123,379
755088		30.85%	12/31/15	86,630	86,141
760340		35.39%	7/31/15	41,022	40,790
787389		14.81%	1/31/15	13,080	13,006
889218		26.55%	11/30/15	70,858	70,458
893966		24.84%	4/30/15	23,634	23,501
894992		22.98%	12/31/15	96,318	95,774
918783		36.39%	12/31/15	39,098	38,878
932258		16.76%	11/30/15	75,353	74,928
937340		19.07%	12/31/17	110,665	110,040
951133		37.03%	1/31/15	1	1
971943		15.57%	1/31/16	124,056	123,355
Other Services (except Public Administration)	2.12%			2,293,300	2,280,345
120381		27.02%	11/30/15	26,974	26,822
125788		27.10%	10/31/16	16,925	16,829
188612		18.69%	12/31/15	31,865	31,685
193231		16.20%	1/31/15	309	307
194041		28.19%	1/31/15	4,626	4,600

57

Direct Lending Income Fund, LP

197770	17.57%	6/30/15	23,725	23,591
211084	22.85%	11/30/15	24,887	24,746
263820	23.67%	4/30/15	13,747	13,670
269985	35.54%	12/31/15	29,003	28,839
279857	24.66%	12/31/15	36,481	36,275
289864	14.32%	6/30/15	68,515	68,128
301709	26.90%	10/31/15	28,749	28,586
302341	38.22%	5/31/15	8,390	8,343
305155	28.63%	11/30/15	27,508	27,353
313693	24.13%	12/31/17	64,380	64,017
330517	24.16%	6/30/15	21,714	21,591
335848	18.33%	11/30/15	31,831	31,652
356137	22.39%	12/31/15	19,963	19,850
363510	26.90%	12/31/15	25,300	25,157
364217	30.24%	10/31/15	8,696	8,647
369952	14.87%	5/31/15	23,679	23,545
378013	25.89%	7/31/15	25,806	25,661
384873	41.05%	1/31/16	30,000	29,831
402286	16.90%	9/30/15	72,129	71,722
409958	30.22%	11/30/15	33,814	33,623
416825	35.13%	7/31/15	22,234	22,109
429057	32.27%	12/31/17	27,379	27,225
429139	50.29%	9/30/15	23,865	23,730
435074	29.67%	1/31/16	9,911	9,855
456791	30.22%	10/31/15	24,376	24,238
480820	45.82%	9/30/15	26,049	25,902
488080	24.95%	1/31/16	87,677	87,182
496174	24.22%	5/31/15	18,095	17,993
537628	30.46%	10/31/16	43,986	43,738
542907	26.90%	9/30/15	31,201	31,025
581186	42.99%	8/31/15	55,074	54,763
586486	24.64%	11/30/15	19,557	19,446
606206	15.44%	2/28/15	14,100	14,020
608993	34.44%	5/31/15	13,651	13,573
617027	24.72%	9/30/15	76,375	75,944
617376	17.03%	4/30/16	29,140	28,975
623065	15.93%	10/31/15	83,431	82,959
628768	17.80%	8/31/15	83,478	83,006
642033	28.79%	11/30/15	113,311	112,671
647099	23.45%	11/30/15	38,644	38,426
649439	22.51%	9/30/15	33,038	32,852
651676	33.62%	10/31/15	20,056	19,943
654620	23.14%	9/30/15	38,744	38,525
676089	27.13%	6/30/15	31,832	31,652
684598	15.00%	10/31/15	77,044	76,609
704534	34.62%	5/31/15	12,113	12,045
705808	31.30%	11/30/15	21,430	21,309
716451	27.22%	11/30/15	20,779	20,662
744618	20.25%	9/30/15	46,374	46,112
762749	28.90%	12/31/15	24,599	24,460
765717	29.25%	1/31/15	2,774	2,758
773006	29.32%	7/31/15	6,098	6,064
799824	28.44%	2/28/15	9,115	9,064
828417	33.96%	10/31/15	36,685	36,478
835597	41.32%	10/31/15	33,873	33,681
839666	32.09%	10/31/15	16,560	16,467
855000	32.44%	11/30/15	22,483	22,356
875312	29.84%	9/30/15	38,940	38,721
892497	26.43%	7/31/15	44,600	44,348
893723	14.48%	10/31/15	54,146	53,840
917030	36.92%	8/31/15	26,473	26,323

58

Direct Lending Income Fund, LP

930997		29.63%	7/31/15	30,470	30,298
936707		43.12%	2/28/15	2,152	2,140
940385		22.75%	10/31/15	56,756	56,435
943945		26.28%	8/31/15	13,007	12,933
980819		40.79%	2/28/15	10,476	10,417
988867		27.22%	7/31/15	22,134	22,009
Promissory Notes (Talking Capital I, LLC) (d)	6.48%			7,000,000	6,960,458
Information	6.48%			7,000,000	6,960,458
179809		17.00%	1/31/15	3,500,000	3,480,229
815061		15.00%	2/28/15	3,500,000	3,480,229
Real Estate Loans (d)	3.75%			4,048,325	4,025,457
Construction	3.75%			4,048,325	4,025,457
109272		12.50%	10/31/15	190,000	188,927
138447		11.00%	12/31/15	203,867	202,716
170918		11.00%	12/31/15	154,143	153,273
217155		11.00%	9/30/15	190,000	188,927
232020		11.00%	12/31/15	149,145	148,303
243148		12.00%	12/31/15	104,433	103,843
345328		11.00%	12/31/15	170,971	170,005
352623		11.00%	12/31/15	208,840	207,660
399960		13.00%	12/31/15	179,212	178,200
434489		11.00%	12/31/15	124,268	123,566
531956		11.50%	10/31/15	310,000	308,249
581574		12.00%	10/31/15	213,807	212,599
583846		11.00%	12/31/15	203,867	202,716
621440		11.00%	9/30/15	358,283	356,259
707367		11.00%	12/31/15	298,295	296,610
710978		13.00%	12/31/15	183,893	182,854
763115		13.00%	11/30/15	154,210	153,339
949738		11.00%	12/31/15	243,345	241,970
976965		13.00%	12/31/15	208,812	207,632
997121		13.00%	12/31/15	198,934	197,810
Term Notes (d)	4.13%			4,466,341	4,441,111
Finance and Insurance	4.13%			4,466,341	4,441,111
598326		15.00%	12/31/15	4,466,341	4,441,111	b
Grand Total	94.82%			102,423,904	101,845,324

a Non-accruing.

b All or a portion of this holding is subject to unfunded loan commitments. See Note 8.

c All Notes are issued by U.S. domiciled entities and are denominated in U.S. dollars.

d See Note 1 to financial statements.

e Represents stated interest rate net of platform fees on loans, promissory notes, participation interests in credit lines and loans, real estate loans, member payment dependent notes and payment dependent promissory notes. Represents imputed rate of return net of platform fees based on collection of future cash flows on future receivables and participation interest in receivables.

59

Direct Lending Income Fund, LP

Unaudited Financial Statements

For the period January 1, 2015 to June 30, 2015

Direct Lending Income Fund, LP

(Unaudited)

2

Direct Lending Income Fund, LP

(Unaudited)

Statement of Assets, Liabilities and Partners’ Capital

as of June 30, 2015

Assets

Investments, at fair value (cost $204,685,047)	$202,449,762
Cash and cash equivalents	23,443,681
Interest receivable	1,687,997
Due from Platforms	11,842,007
Other assets	77,421

Total Assets	$239,500,868

Liabilities and Partners’ Capital

Liabilities
Advanced capital contributions	$13,961,000
Distributions and withdrawals payable	7,576,364
Payable to General Partner	1,278
Accrued expenses and other liabilities	282,934

Total Liabilities	21,821,576

Partners’ Capital	217,679,292

Total Liabilities and Partners’ Capital	$239,500,868

See accompanying notes to financial statements.

3

Direct Lending Income Fund, LP

(Unaudited)

Statement of Operations

For the period January 1, 2015 to June 30, 2015

Investment Income
Interest income	$15,590,798
Total Investment Income	15,590,798

Expenses
Management fee	811,752
Audit and tax fees	96,985
Legal fees	90,000
Administration fees	69,656
General and administrative expenses	25,349
Total Expenses	1,093,741

Net Investment Income	14,497,057

Realized Loss on Investments
Net realized loss from investments (charge offs)	(938,207)
Unrealized depreciation on investments	(1,656,705)
Net Loss on Investments	(2,594,912)
Net Increase in Partners’ Capital Resulting from Operations	$11,902,145

See accompanying notes to financial statements.

4

Direct Lending Income Fund, LP

(Unaudited)

Statement of Changes in Partners’ Capital

for the period January 1, 2015 to June 30, 2015

OPERATIONS:
Net investment income	$14,497,057
Net realized loss on investments	(938,207)
Net change in unrealized depreciation on investments	(1,656,705)

Net change in net assets resulting from operations	11,902,145

CAPITAL SHARE TRANSACTIONS:
Capital contributions	117,552,259
Capital withdrawals	(19,187,592)

Net change in net assets resulting from capital share transactions	98,364,667

NET CHANGE IN NET ASSETS	$110,266,812

NET ASSETS — Beginning of period	$107,412,480

NET ASSETS — End of period	$217,679,292

	General	Limited
	Partner	Partners	Total

Partners’ Capital, beginning of period	$-	$107,412,480	$107,412,480
Capital contributions	-	117,552,259	117,552,259
Capital withdrawals	(1,990,506)	(17,197,086)	(19,187,592)
Net increase in partners’ capital resulting from operations
Pro rata allocation	-	11,902,145	11,902,145
Performance allocation to General Partner	1,990,506	(1,990,506)	-
Partners’ Capital, end of period	$-	$217,679,292	$217,679,292

See accompanying notes to financial statements.

5

Direct Lending Income Fund, LP

(Unaudited)

Statement of Cash Flows

for the period January 1, 2015 to June 30, 2015

Cash Flows from Operating Activities

Net Increase in Partners’ Capital Resulting from Operations	$11,902,145

Adjustments to reconcile net increase in partners’ capital to net cash used in operating activities:
Net unrealized depreciation on investments	1,656,705
Net realized depreciation on investments	938,207
Purchases	(251,010,821)
Principal payments	147,811,472
Interest receivable	(1,301,891)
Due from Platforms	(5,071,357)
Other assets	(59,839)
Payable to General Partner	833
Accrued expenses and other liabilities	79,162

Net Cash Used in Operating Activities	(95,055,384)

Cash Flows from Financing Activities
Capital contributions, net of change in advance capital contributions	121,867,039
Capital withdrawals, net of change in distributions and redemptions payable	(13,412,949)

Net Cash Provided by Financing Activities	108,454,090

Net Change in Cash and Cash Equivalents	$13,398,706

Cash and Cash Equivalents, beginning of period	$10,044,975

Cash and Cash Equivalents, end of period	$23,443,681

Supplemental disclosure of cash flow information

Cash received for capital contributions includes $13,961,000 of capital contributions received in advance at June 30, 2015 and excludes $9,646,220 of capital contributions received in advance at December 31, 2014. Cash paid for capital withdrawals excludes $7,576,364 of withdrawals payable to limited partners at June 30, 2015 and includes $1,801,721 paid to limited partners during 2015 in connection with withdrawals payable at December 31, 2014.

See accompanying notes to financial statements.

6

Direct Lending Income Fund, LP

(Unaudited)

Summary Schedule of Investments

As of June 30, 2015

Unique Note # (a) (b)	Cost	Fair Value	% of Partners’ Capital
Future Receivables	54,713,230	54,115,728	24.86%
Retail Trade	14,782,083	14,620,654	6.72%
5944864	516,232	510,595	0.23%
7401566	422,784	418,167	0.19%
8959404	492,903	487,521	0.22%
Other	13,350,163	13,204,371	6.07%
Accommodation and Food Services	7,820,886	7,735,477	3.55%
3034883	456,347	451,363	0.21%
Other	7,364,539	7,284,114	3.35%
Professional, Scientific, and Technical Services	4,103,868	4,059,051	1.86%
Transportation and Warehousing	2,092,667	2,069,813	0.95%
Construction	1,856,568	1,836,294	0.84%
Real Estate and Rental and Leasing	551,791	545,765	0.25%
Information	6,472,054	6,401,375	2.94%
1163691	521,899	516,199	0.24%
3082638	480,662	475,413	0.22%
4428924	791,992	783,343	0.36%
4484531	499,810	494,352	0.23%
6472253	421,694	417,089	0.19%
Other	3,755,997	3,714,979	1.71%
Health Care and Social Assistance	3,651,147	3,611,274	1.66%
3686691	430,370	425,670	0.20%
Other	3,220,777	3,185,604	1.46%
Wholesale Trade	5,440,613	5,381,198	2.47%
1207034	454,585	449,621	0.21%
7459253	528,667	522,894	0.24%
9274265	528,856	523,080	0.24%
Other	3,928,504	3,885,602	1.79%
Manufacturing	2,229,673	2,205,323	1.01%
4657371	446,034	441,163	0.20%
6970763	494,832	489,428	0.22%
Other	1,288,807	1,274,733	0.59%
Educational Services	713,251	705,462	0.32%
Utilities	53,489	52,905	0.02%
Finance and Insurance	148,496	146,874	0.07%
Arts, Entertainment, and Recreation	736,423	728,381	0.33%
9557124	501,555	496,078	0.23%
Other	234,868	232,303	0.11%
Agriculture, Forestry, Fishing and Hunting	276,643	273,622	0.13%
Administrative and Support and Waste Management and Remediation Services	43,669	43,192	0.02%
Other Services (except Public Administration)	3,739,910	3,699,068	1.70%
6360497	479,822	474,582	0.22%
9189844	425,039	420,397	0.19%
Other	2,835,049	2,804,088	1.29%
Receivables	39,352,725	38,922,970	17.88%
Construction	1,833,513	1,813,490	0.83%

7

Direct Lending Income Fund, LP

(Unaudited)

Information	37,519,212	37,109,479	17.05%
1144637	405,993	401,559	0.18%
1543810	401,295	396,913	0.18%
1779679	409,850	405,375	0.19%
2136795	430,248	425,550	0.20%
2422852	420,196	415,607	0.19%
2947631	441,364	436,544	0.20%
3026772	416,670	412,120	0.19%
3587336	476,045	470,847	0.22%
3844394	413,494	408,978	0.19%
4347067	483,904	478,619	0.22%
4806177	396,335	392,007	0.18%
5111598	468,990	463,868	0.21%
5869091	417,106	412,551	0.19%
6705807	400,946	396,567	0.18%
7296050	398,814	394,458	0.18%
7585579	431,503	426,791	0.20%
7645076	409,613	405,140	0.19%
8365481	424,682	420,044	0.19%
8786047	445,671	440,804	0.20%
9161089	419,685	415,102	0.19%
9798005	440,488	435,677	0.20%
Other	28,566,321	28,254,359	12.98%
Credit Lines	10,469,600	10,355,266	4.76%
Retail Trade	592,250	585,782	0.27%
Accommodation and Food Services	100,785	99,684	0.05%
Professional, Scientific, and Technical Services	2,083,409	2,060,656	0.95%
8878635	726,758	718,821	0.33%
Other	1,356,651	1,341,835	0.62%
Transportation and Warehousing	94,786	93,751	0.04%
Construction	1,737,972	1,718,992	0.79%
Real Estate and Rental and Leasing	189,789	187,717	0.09%
Information	444,124	439,274	0.20%
Health Care and Social Assistance	433,055	428,326	0.20%
9860148	432,870	428,143	0.20%
Other	186	184	0.00%
Wholesale Trade	1,859,260	1,838,955	0.84%
Manufacturing	1,227,173	1,213,771	0.56%
9427902	425,213	420,569	0.19%
Other	801,960	793,202	0.36%
Arts, Entertainment, and Recreation	312,933	309,515	0.14%
Administrative and Support and Waste Management and Remediation Services	1,389,161	1,373,991	0.63%
Other Services (except Public Administration)	4,904	4,851	0.00%
Real Estate Loans	6,105,220	6,038,547	2.77%
Construction	6,105,220	6,038,547	2.77%
9644263	463,320	458,260	0.21%
9883604	986,405	975,633	0.45%
Other	4,655,495	4,604,654	2.12%
Secured Loan Facility	14,682,973	14,522,626	6.67%
Finance and Insurance	14,682,973	14,522,626	6.67%
2675004	450,000	445,086	0.20%	d
3129191	7,000,000	6,923,556	3.18%	e

8

Direct Lending Income Fund, LP

(Unaudited)

7377882	7,232,973	7,153,985	3.29%	d
Secured Loan	5,200,000	5,143,213	2.36%
Finance and Insurance	5,200,000	5,143,213	2.36%
5955349	5,200,000	5,143,213	2.36%	c
Subordinated Secured Loan	629,458	622,584	0.29%
Finance and Insurance	629,458	622,584	0.29%
9402015	629,458	622,584	0.29%	c
Membership Interests in LLC	4,202,745	4,156,848	1.91%
Finance and Insurance	4,202,745	4,156,848	1.91%
3952946	4,202,745	4,156,848	1.91%	f
Loans	26,944,517	26,650,267	12.24%
Retail Trade	6,184,893	6,117,350	2.81%
Accommodation and Food Services	3,182,790	3,148,032	1.45%
Professional, Scientific, and Technical Services	1,338,925	1,324,303	0.61%
Transportation and Warehousing	1,256,638	1,242,915	0.57%
Construction	3,062,144	3,028,704	1.39%
Real Estate and Rental and Leasing	321,683	318,170	0.15%
Information	97,484	96,419	0.04%
Health Care and Social Assistance	2,942,813	2,910,676	1.34%
Wholesale Trade	2,127,911	2,104,673	0.97%
Manufacturing	1,499,491	1,483,116	0.68%
Educational Services	256,823	254,018	0.12%
Utilities	45,663	45,164	0.02%
Finance and Insurance	390,849	386,581	0.18%
Arts, Entertainment, and Recreation	270,964	268,005	0.12%
Administrative and Support and Waste Management and Remediation Services	1,483,918	1,467,713	0.67%
Mining, Quarrying, and Oil and Gas Extraction	56,003	55,391	0.03%
Other Services (except Public Administration)	2,425,526	2,399,038	1.10%
Payment Dependent Promissory Notes (Quarterspot Inc.)	41,480,374	41,027,384	18.85%
Retail Trade	9,601,023	9,496,174	4.36%
Accommodation and Food Services	2,294,407	2,269,350	1.04%
Professional, Scientific, and Technical Services	2,681,159	2,651,879	1.22%
Transportation and Warehousing	2,075,829	2,053,159	0.94%
Construction	2,706,724	2,677,165	1.23%
Real Estate and Rental and Leasing	687,228	679,723	0.31%
Information	626,639	619,795	0.28%
Health Care and Social Assistance	3,126,594	3,092,450	1.42%
Wholesale Trade	4,571,337	4,521,416	2.08%
Manufacturing	4,928,545	4,874,722	2.24%
Educational Services	470,280	465,144	0.21%
Utilities	183,670	181,664	0.08%
Finance and Insurance	16,675	16,493	0.01%
Arts, Entertainment, and Recreation	963,714	953,190	0.44%
Administrative and Support and Waste Management and Remediation Services	2,696,239	2,666,795	1.23%
Mining, Quarrying, and Oil and Gas Extraction	188,963	186,899	0.09%
Public Administration	16,780	16,597	0.01%
Other Services (except Public Administration)	3,644,568	3,604,767	1.66%
Member Payment Dependent Notes	904,204	894,330	0.41%
Retail Trade	29,962	29,635	0.01%
Accommodation and Food Services	13,440	13,293	0.01%
Professional, Scientific, and Technical Services	305,517	302,180	0.14%

9

Direct Lending Income Fund, LP

(Unaudited)

Transportation and Warehousing	24,401	24,134	0.01%
Construction	31,182	30,841	0.01%
Information	62,455	61,773	0.03%
Health Care and Social Assistance	60,517	59,856	0.03%
Wholesale Trade	68,591	67,842	0.03%
Manufacturing	90,492	89,504	0.04%
Educational Services	70,458	69,689	0.03%
Finance and Insurance	15,216	15,050	0.01%
Arts, Entertainment, and Recreation	9,334	9,232	0.00%
Administrative and Support and Waste Management and Remediation Services	102,929	101,805	0.05%
Other Services (except Public Administration)	19,710	19,494	0.01%
Grand Total	204,685,047	202,449,762	93.00%

(a)	All securities are restricted securities.

(b)	All Notes are issued by U.S. domiciled entities and are denominated in U.S. dollars.

(c)	Participation interest.

(d)	Revolving loan secured by term notes.

(e)	Revolving loan secured by future receivables.

(f)	Invests in term notes.

The Summary Schedule of Investments is designed to disclose the top 50 positions held by the Fund to help investors better focus on the Fund’s principal holdings. Refer to Exhibit A for the full Schedule of Investments.

See accompanying notes to financial statements.

10

Direct Lending Income Fund, LP

(Unaudited)

Notes to Financial Statements

For the period ended June 30, 2015

1.	Organization

Direct Lending Income Fund, L.P. (the “Partnership”), a Delaware investment limited partnership, was organized on September 21, 2012 and commenced operations on November 1, 2012. The Partnership was organized to operate as a private investment partnership. Direct Lending Investments, LLC, a limited liability company organized under the laws of California, serves as the general partner (the “General Partner”) of the Partnership. The General Partner is not currently registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Partnership’s interests are offered pursuant to its Offering Memorandum and Amended and Restated Limited Partnership Agreement (collectively, the “Agreement”). The Partnership currently consists of five classes of interests: Class A, Class B, Class C, Class D and Class E (each “Class” and collectively, the “Classes”). The Partnership is not currently offering Class B, C, D or E interests. The Classes have substantially the same rights and privileges, except with respect to fees.

The Partnership is organized for the purpose of investing in short-term term loans, credit lines, receivables, loans to non-bank lenders, equity interests in non-bank lenders, and other debt instruments (“Notes”). The Partnership typically holds such Notes to maturity, with the goal of delivering to investors a stable stream of investment returns derived from interest income.

The Partnership seeks to achieve this objective in two ways. First, the Partnership invests directly in Notes that it purchases from multiple loan originators (“Lending Platforms” or “Platforms”). Second, the Partnership finances Lending Platforms who are non-bank lenders. The Fund may finance non-bank lenders directly, or it may invest in debt instruments, preferred interests or common interests in special purpose vehicles (“SPVs”) that own a portfolio of Notes originated by the Lending Platform which is the sponsor of the SPV. The terms of the SPVs are negotiated separately with the sponsoring Lending Platform, including the parameters for Notes included in the SPV.

Investments in short-term notes represent loans which provide for regular payments either daily, weekly or monthly designed to amortize the principal balance of the loan over a fixed term, typically less than three years. Investments in lines of credit represent loans in which the borrower is allowed to borrow, repay and reborrow amounts during the term of the loan, typically three years or less. Investments in receivables represent the purchase of accounts receivable due to a merchant for goods and services provided by the merchant in the ordinary course of its business. Investments in payment dependent notes represent investments in notes issued by a lending platform which are not a general obligation of the Lending Platform, but which are only paid to the extent the Lending Platform receives payment on an underlying financial obligation. Investments in future receivables represent the purchase of a future stream of cash flows from small businesses that are received periodically. Notes are often secured by a general lien on the borrower’s assets or a lien on specific property, such as real estate. However, many Lending Platforms do not take steps to perfect UCC liens or only take steps if the principal amount exceeds a certain amount. As a result, the risks associated with such Notes are similar to the risks associated with unsecured notes and loans. The Partnership’s investment in Notes may take the form of a participation interest in the Notes, where the other participant is typically the Lending Platform which originated the Note.

Opus Fund Services (Bermuda) Ltd. serves as the Partnership’s administrator providing administrative services.

11

Direct Lending Income Fund, LP

(Unaudited)

2.	Summary of Significant Accounting Policies

The Fund is considered an investment company under US Generally Accepted Accounting Principles (GAAP) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 946, Financial Services - Investment Companies (“ASC 946”).

Basis of Presentation

The accompanying interim financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for interim financial information. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2014 as presented elsewhere herein. In the opinion of management, this interim information includes all material adjustments, which are of a normal and recurring nature, necessary for a fair presentation. The results for the 2015 interim periods are not necessarily indicative of results to be expected for the entire year.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash at financial institutions. There are no withdrawal restrictions. At times, cash balances held at financial institutions were in excess of the Federal Deposit Insurance Corporation’s insurance limits; however, the Partnership primarily places its cash with high-credit quality financial institutions. The Partnership has never experienced any losses related to those balances.

Due from Platforms

Due from Platforms represents net amounts receivable from and payable to Platforms in connection with the Partnership’s purchase of Notes, collection of principal and interest on Notes and payment of servicing and other transaction fees to the Platforms. Critical to the Partnership’s operations is its reliance on the Platforms for the collection and servicing of the Notes purchased from the Platforms. Inherent in the Partnership’s reliance on the Platforms is the risk that the Platforms would be unable to meet their obligations to the Partnership.

Investment Transactions

The Partnership records transactions based on the purchase date of the Notes. Realized gains and losses on transactions are determined on a specific identification basis. Interest income is recognized on an accrual basis.

Valuation of Investments in Notes

The Partnership reports its investments at fair value, which GAAP defines as the price, not adjusted for transaction costs, that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the asset at the measurement date. Management need not identify specific market participants in developing its assumptions about the fair value of a particular asset. Accordingly, the determination of fair value is based on a hypothetical transaction at the measurement date.

12

Direct Lending Income Fund, LP

(Unaudited)

GAAP establishes a hierarchy that prioritizes the inputs used to measure fair value. Observable inputs are independent market data such as an exchange quotation. Unobservable inputs are management’s own assumptions, developed based on the best information available in the circumstances, used to price an asset in the absence of an observable input. Investments are categorized based on the lowest level of input significant to the fair value measurement, as follows:

Level 1 – The valuation is based on quoted prices in active markets for identical instruments.

Level 2 – The valuation is based on observable inputs such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market.

Level 3 – The valuation is based on unobservable data used when there is little or no market activity and reflects management’s own assumptions about how market participants would price such assets. Level 3 valuations are typically performed using pricing models, discounted cash flow or similar techniques.

Measurement of fair value using level 2 and level 3 inputs necessitates the use of estimates and assumptions that are inherently subjective, and the values determined by management as a result of using such inputs may differ significantly from the values that would have been used had observable quotations in an active market existed, and the differences could be material. The level of input used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Partnership’s investments in Notes is estimated using a discounted cash flow technique based upon a set of valuation assumptions. The primary cash flow assumptions used to value such Notes include default rates derived from historical performance and discount rates applied based on perceived credit risk for such Notes (see Note 4).

Advanced Capital Contributions and Distributions and Redemptions Payable

Contributions received in advance of the effective date are recorded as advance capital contributions on the statement of assets, liabilities and partner’s capital. Withdrawals paid after the end of the year, but based upon year-end capital balances, are reflected as distributions and redemptions payable on the statement of assets, liabilities and partners’ capital.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Income Taxes

No provision for Federal, state and local income taxes has been made in the accompanying financial statements, as individual partners are responsible for their proportionate share of the Partnership’s taxable income. Interest, dividends and other income realized by the Partnership from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced.

The Partnership is subject to potential examination by taxing authorities in various jurisdictions. The open tax years under potential examination vary by jurisdiction. The Partnership recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of June 30, 2015, there was no impact to the financial statements relating to accounting for uncertainty in income taxes.

13

Direct Lending Income Fund, LP

(Unaudited)

The Partnership also intends to elect to be treated as a Registered Investment Company (“RIC”) under Subchapter M of the Code. As a RIC, the Partnership generally will not be required to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its partners as dividends. To continue to qualify as a RIC, the Partnership must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Partnership must distribute to its partners, for each taxable year, at least 90% of its “investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

3.	Significant Risk Factors

The Partnership’s investments in the Notes are subject to but not limited to the following risks:

Dependence on Certain Lending Platforms and Note Issuers

The Partnership relies on the Platforms for the origination, collection and servicing of the Notes in which the Fund invests. A number of Lending Platforms report that there is currently greater demand for Notes issued by Lending Platforms than there is supply from the Lending Platforms. Therefore, at times there may be an insufficient number of Notes available for purchase which meet the Partnership’s investment criteria, which could impair the Partnership’s ability to fully invest its capital in Notes. To the extent the Partnership is unable to invest its capital in Notes, such capital will be held in bank deposits or money market accounts that generate far lower rates of return than Notes, which will depress the return to Limited Partners.

The General Partner does not have the infrastructure to source or service Notes on its own, and is dependent on Lending Platforms to source Notes, conduct appropriate due diligence and service the Notes. The Partnership may be unable to fulfill its investment strategy if the Lending Platforms with which the Partnership has relationships were to dissolve, liquidate, become bankrupt or otherwise cease operations or change their businesses and cease originating new Notes for purchase by its members, including the Partnership. Furthermore, the Lending Platforms do not have a legal obligation to offer or sell Notes to the Partnership. Some Lending Platforms have entered into agreements with certain Note purchasers which give them preferred access to Notes generated by the Lending Platform. At present, the Partnership is the beneficiary of these types of agreements with a number of Lending Platforms, but there is no guarantee that such agreements will continue to remain in place, and the termination of any such agreements could impair the Partnership’s ability to invest its assets in Notes which meet its investment criteria. In addition, the greater demand for borrowers may enable qualified borrowers to shop around and reduce overall interest rates paid on high-quality Notes, which could hurt the Partnership’s investment returns. The Lending Platforms with which the Partnership currently has agreements have limited operating histories in an evolving industry, which makes it difficult for the Partnership to evaluate future prospects and may increase the Partnership’s investment risks associated with buying investments from the Lending Platforms.

General Investment Risks

The Partnership’s success depends on the General Partner’s ability to implement its investment strategy. No assurance can be given that the investment strategies to be used by the Partnership will be successful under all or any market conditions. The Partnership may increase its cash position to up to 100% of its assets if no Notes are available for purchase at attractive rates on any current or alternative underwriting platforms. During such times, interest income will decrease. An investor in the Partnership should note that market prices of the Notes in which the Partnership invests will be unavailable, and none of the notes will be rated by an established rating agency. Although performing Notes will be valued at their remaining principal balance, there is not a secondary market for these assets or for those that are not performing according to their original amortization schedule.

14

Direct Lending Income Fund, LP

(Unaudited)

Investment and Trading Risks

All investments involve the risk of a loss of capital. No guarantee or representation is made that the Partnership’s investment program will be successful, and investment results may vary substantially over time.

Risks Inherent in Investing in the Notes

Other than cash investments, the Partnership invests exclusively in Notes. Accordingly, the Partnership’s portfolio will not be diversified beyond Notes and cash investments. Therefore, the Partnership’s portfolio may be subject to more risk than would be the case if the Partnership maintained a wider diversification among types of loans, promissory notes or other debt obligations with greater variation in maturities.

Illiquidity of Notes

The Notes are not listed on any securities exchange or traded on the over-the counter market. There is no secondary market available for the Notes. Therefore, the Partnership must hold its Notes to maturity.

Interest Rate Risk

Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of the Partnership’s investments in the Notes. Interest Rate Risk is mitigated by the short term nature of the Notes in which the partnership invests.

Catastrophe/Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemic disease, acts of terrorism and other catastrophes) could adversely affect the Partnership’s investments.

Prepayment Risk

A Note is prepaid when some or entire principal amount on a Note is paid earlier than originally scheduled. All or a portion of the remaining principal amount can be paid at any time, and no interest will be earned on the Note after it is prepaid. However, some but not all Notes contain prepayment or guarantee fees which compensate the Partnership for the loss in interest income when the Note is prepaid. If a portion of the remaining unpaid principal balance on a Note is prepaid, the term of the Note will not change, but interest will cease to accrue on the prepaid portion. In addition, the Partnership may not be able to find a similar rate of return on another investment at the time at which a Note is prepaid in part or in full.

Concentration Risk

The top three Lending Platforms accounted for 65.4% of the Notes as at June 30, 2015.

4.	Financial Instruments and Fair Value

The Partnership’s investments in the Notes are categorized as Level 3 investments. The accounting guidance requires the following table disclosing changes in Level 3 assets measured at fair value on a recurring basis for the period ended June 30, 2015.

Beginning balance, January 1, 2015	$101,845,324

Purchases	251,010,821
Principal payments	(147,811,472)
Net realized loss on investments (charge offs)	(938,207)
Net change in unrealized depreciation on investments	(1,656,705)

Ending balance, June 30, 2015	$202,449,762

15

Direct Lending Income Fund, LP

(Unaudited)

During the period ended June 30, 2015, there were no transfers between Levels 1, 2 or 3 of the fair value hierarchy. All of the Partnership’s investments are Level 3 investments.

Significant Unobservable Inputs

The following table presents quantitative information about the significant unobservable inputs and the sensitivity of the current fair value to immediate adverse changes in those inputs at June 30, 2015.

June 30, 2015
Discount rate assumption:	17.8%

Resulting fair value from:
100 basis point increase	201,523,178
200 basis point increase	200,614,280
100 basis point decrease	203,394,593
200 basis point decrease	204,358,257

Default rate assumption:	2.8%
Resulting fair value from:
Applying a 0.8 multiplier to default rate	203,070,547
Applying a 0.9 multiplier to default rate	202,760,154
Applying a 1.1 multiplier to default rate	202,139,369
Applying a 1.2 multiplier to default rate	201,828,977

The valuation technique used for our Level 3 assets as presented in the previous table is described as follows:

Discounted Cash Flow - Discounted cash flow valuation techniques generally consist of developing an estimate of future cash flows that are expected to occur over the life of the Notes and then discounting those cash flows at a rate of return that results in the fair value amount. Significant unobservable inputs presented in the previous table are those considered significant to the estimated fair values of the Level 3 assets. The Partnership considers unobservable inputs to be significant, if by their exclusion, the estimated fair value of the Level 3 asset or liability would be impacted by a significant percentage change, or based on qualitative factors such as nature of the instrument and the significance of the unobservable inputs relative to other inputs used within the valuation. Following is a description of the significant unobservable inputs provided in the table.

Discount Rate – The discount rate is a rate of return used to discount future expected cash flows to arrive at a present value, the fair value, of a financial instrument. The discount rates for the projected net cash flows of the Notes are the Partnership’s estimates of the rates of return that investors in small business credit obligations would require when investing in the various credit grades of these notes. Discount rates for existing Notes are adjusted to reflect the time value of money. A risk premium component is implicitly included in the discount rates to reflect the amount of compensation market participants require due to the uncertainty inherent in the instruments’ cash flows resulting from risks such as credit and liquidity.

16

Direct Lending Income Fund, LP

(Unaudited)

Default Rate – The default rate presented is an annualized, average estimate considering all loan categories, and represents an aggregate of conditional default rate curves for each credit grade or loan category. Each point on a particular loan category’s curve represents the percentage of principal expected to default per period based on the term and age of the underlying loans.

The General Partner is responsible for valuation policies and procedures and determining the fair value of the investments. The General Partner has procedures in place to determine the fair value of the Partnership’s Level 3 investments. Such procedures are designed to assure that the applicable valuation approach is appropriate and that values included in these financial statements that are based on unobservable inputs are reasonable.

The Managing Member of the General Partner oversees the valuation process, which includes consultation with internal valuation professionals. The Managing Member of the General Partner reviews decisions and recommendations made by internal valuation professionals, changes in fair value measurements and may, as considered appropriate, update fair value guidelines to reflect available information.

Significant Recurring Level 3 Fair Value Asset and Liability Input Sensitivity

A discounted cash flow technique is used to determine the fair value of our Level 3 Notes at fair value. Use of this technique requires determination of relevant inputs and assumptions, some of which represent significant unobservable inputs as indicated in the preceding table. Accordingly, changes in these unobservable inputs may have a significant impact on fair value. Certain of these unobservable inputs will (in isolation) have a directionally consistent impact on the fair value of the instrument for a given change in that input. Alternatively, the fair value of the instrument may move in an opposite direction for a given change in another input. For example, increases in the discount rate and estimated default rate will reduce the estimated fair value of the Notes. When multiple inputs are used within the valuation technique of a Note at fair value, a change in one input in a certain direction may be offset by an opposite change in another input having a potentially muted impact to the overall fair value of that particular instrument.

5.	Partnership Terms and Related Party Transactions

Allocation of Income (Loss), Management Fees and Performance Allocation

On the first day of each month, an amount is deducted from the capital account of each limited partner and paid as management fees to the General Partner equal to 0.167% (2.00% per annum) of the value of each such capital account. The management fees totaled $811,752 for the period ended June 30, 2015.

At the end of each accounting period of the Partnership, any net profit or loss is allocated to the capital accounts of all partners in proportion to their respective allocation percentages for such period. For this purpose, each accounting period shall end at the close of each month, at any other time a partner makes an additional capital contribution or affects a withdrawal, and at such other times as the General Partner may determine.

Prior to September 30, 2014, on the last business day of each calendar quarter, the General Partner received a performance profit allocation (the “Performance Allocation”) in an amount equal to 20% of the excess of (i) the net profits (less any net losses) otherwise allocable for such quarter to the capital account of each limited partner over (ii) any balance remaining in such limited partner’s cumulative loss account as of the beginning of such calendar quarter. The purpose of the cumulative loss account, which is also known as a “High Water Mark,” is to provide that no performance profit allocations be made to the General Partner until prior losses allocated to a Partner have been recovered.

17

Direct Lending Income Fund, LP

(Unaudited)

Effective October 1, 2014, the Performance Allocation was changed to a monthly basis so that on the last business day of each calendar month, the General Partner shall receive a Performance Allocation in an amount equal to 20% of the excess of (i) the net profits (less any net losses) otherwise allocable for such month to the capital account of each limited partner over (ii) any balance remaining in such limited partner’s cumulative loss account as of the beginning of such calendar month. The general partner has the right to reduce or waive management fees and performance allocation for any limited partner. The performance allocation totaled $1,990,506 for the period ended June 30, 2015.

Members of the general partner and affiliated persons and other related parties have individual limited partner capital accounts totaling approximately $2.3 million at June 30, 2015.

Expense Limitation Agreement

The General Partner has agreed to pay any expenses of the Partnership, other than Management Fees or Transaction Expenses, to the extent that such expenses exceed 1% on an annual basis or 0.0833% per month. To the extent the General Partner pays expenses of the Partnership pursuant to the preceding sentence, the General Partner may recoup the amount it pays on behalf of the Partnership by charging the Partnership 0.0833% per month for expenses in future months (even if the actual expenses for that month are less than 0.0833%) until the General Partner has recovered from the Partnership all expenses previously paid by the General Partner on the Partnership’s behalf. The General Partner may, at its sole discretion, modify or eliminate this expense limitation at any time, provided that the General Partner gives all Limited Partners thirty (30) days advance notice before any change or elimination. “Transaction Expenses” consist of all amounts paid by the Partnership (a) to effect the purchase or sale of a specific investment, including without limitation brokerage commissions, clearing and settlement charges or professional fees, and (b) in connection with loans obtained by the Partnership, including without limitation interest, origination fees, points, or professional fees. The General Partner was not entitled to any recoupment amount under the expense limitation agreement as of June 30, 2015.

Contributions

The minimum initial capital contribution to the Partnership is $250,000, subject to the General Partner’s sole discretion to accept subscriptions for lesser amounts. Except as provided by the General Partner, interests shall be credited to the Partnership only on the first business day of any calendar month. The General Partner may, in its sole discretion, elect to temporarily or permanently suspend the offering of Interests. The General Partner may, in its sole discretion, reject any subscription request for any reason or no reason.

Withdrawals

Limited partners may generally request to withdraw all or a portion of the balance in their capital account as of the end of any calendar month (or more frequently in the sole discretion of the General Partner) (a “Withdrawal”), provided that the Partnership receives at least 35 days prior written notice of such withdrawal. There is no minimum duration or “lock-up” period for investments in the Partnership. The General Partner expects in normal circumstances that payments for Withdrawals will generally be made within 30 days of the effective withdrawal date (except to the extent of any unrealized side pocket investments); however, if sufficient cash is not available to accommodate all withdrawal requests, the General Partner will allocate a pro rata share of cash available for withdrawals in each calendar month to each limited partner requesting a withdrawal until the request is paid in full. The amount due to the Limited Partners for withdrawals, found in the form of distributions and withdrawals payable as of June 30, 2015, amounts to $7,076,977.

18

Direct Lending Income Fund, LP

(Unaudited)

Distributions

Investors in the Partnership may elect to receive periodic monthly distributions equal to the amount of Net Profits allocated to the Investor’s Capital Account for the month (less a reserve for the potential performance allocation chargeable for the: quarter for periods prior to September 30, 2014 and monthly for periods after October 1, 2014). Investors may make the election at the time they initially subscribe to invest in the Partnership and may change their election at any time, provided that any change to an election will only be given effect for a calendar month if it is received at least 20 days before the end of the month. The distributions will generally be paid within 30 days after the end of each calendar month. All periodic monthly distributions are subject to availability of cash to fund such distributions. The amount due to the Limited Partners for distributions, found in the form of distributions and withdrawals payable as of June 30, 2015, amounts to $499,387.

Side Letters

The General Partner may enter into agreements with certain Limited Partners that will result in different terms of an investment in the Fund than the terms applicable to other Limited Partners. As a result of such agreements, certain Limited Partners may receive additional benefits which other Limited Partners will not receive (e.g., additional information regarding the Fund’s portfolio, different withdrawal terms, or lower Management Fee rates or Performance Allocations). The General Partner is not be required to notify the other Limited Partners of any such agreement or any of the rights and/or terms or provisions thereof, nor is the General Partner required to offer such additional and/or different terms or rights to any other Limited Partner. The General Partner may enter into any such agreement with any Limited Partner at any time in its sole discretion.

Interests in Platforms

Affiliates of the General Partner own equity interests in three entities that serve as Lending Platforms for the Partnership. The equity interests were acquired in private placements, privately negotiated transactions or on the open market if the Lending Platform’s shares are publicly traded on terms comparable to the price paid by unrelated third parties. The equity interests represent a de minimus share of ownership of the Lending Platform, and do not entitle the holder to exercise significant influence or control over the Lending Platform.

6.	Indemnifications

The Partnership enters into contracts in the ordinary course of business under which it agrees to indemnify counterparties from certain liabilities arising out of business that they conduct with the Partnership. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.	Financial Highlights

The financial highlights represent the Partnership’s financial performance for the period ended June 30th, 2015.

An individual partner’s performance may vary based on different financial arrangements such as management fee, performance allocation, new issue participation and/or the timing of capital transactions.

Total return is computed based on the change in the limited partners’ capital accounts taken as a whole during the period, adjusted for capital contributions and withdrawals. Total return and ratios to average net assets have not been annualized.

19

Direct Lending Income Fund, LP

(Unaudited)

2015

Total return

Total return before performance allocation	7.40%
Performance allocation to General Partner	(1.26%)

Total return after performance allocation to General Partner	6.14%

Ratio / Supplemental Data

Ratio of net investment income to average net assets(1)	8.64%
Ratio of operating expenses to average net assets(1)(2)	1.84%

(1)	The General Partner has agreed to reimburse the Partnership for operating expenses to the extent operating expenses, other than the General Partner’s management fee or performance allocation, exceed 1% on an annual basis. During the six months ending June 30, 2015, the General Partner was not required to reimburse the Partnership for any operating expenses and was paid $0 in recoupment of operating expenses reimbursed in prior periods.

(2)	The ratio of net investment income to average net assets has been reduced by the ratio of performance allocation paid to the General Partner to average net assets, or 1.19%.

8.	Unfunded Loan Commitments

As of June 30, 2015, the Partnership had unfunded loan commitments pursuant to the following loan agreements with the following borrowers:

Unique Note #	Type	Cost	Fair Value
1002837	Credit Lines	356,563	352,669
8461869	Credit Lines	113,035	111,801
2239561	Credit Lines	36,993	36,589
7700230	Credit Lines	53,218	52,637
3318527	Credit Lines	321,310	317,801
7593039	Credit Lines	79,195	78,330
4408392	Credit Lines	270,681	267,725
7143116	Credit Lines	114,504	113,253
1749388	Credit Lines	203,147	200,929
6613813	Credit Lines	216,047	213,688
2164086	Credit Lines	214,280	211,940
6799279	Credit Lines	155,851	154,149
3365651	Credit Lines	27,733	27,430
8059759	Credit Lines	192,970	190,863
8206682	Credit Lines	96,753	95,696
7403245	Credit Lines	364,307	360,329
7902487	Credit Lines	79,270	78,405
8270241	Credit Lines	73,079	72,281
1274566	Credit Lines	75,050	74,230
4443170	Credit Lines	92,516	91,506
1764814	Credit Lines	192,272	190,172

20

Direct Lending Income Fund, LP

(Unaudited)

9427902	Credit Lines	425,213	420,569
3966107	Credit Lines	144,626	143,047
6491200	Credit Lines	63,974	63,275
7043063	Credit Lines	47,507	46,988
6120419	Credit Lines	242,770	240,119
1251947	Credit Lines	18,499	18,297
3285529	Credit Lines	352,067	348,222
9422675	Credit Lines	74,849	74,032
8095726	Credit Lines	268,730	265,795
8878635	Credit Lines	726,758	718,821
1418741	Credit Lines	287,279	284,142
8971441	Credit Lines	14,691	14,531
4260853	Credit Lines	33,835	33,466
2535451	Credit Lines	186	184
5682585	Credit Lines	29,444	29,123
7317219	Credit Lines	109,587	108,391
1555683	Credit Lines	113,166	111,930
2776432	Credit Lines	36,322	35,925
7571981	Credit Lines	66,616	65,889
1507040	Credit Lines	126,989	125,602
5123443	Credit Lines	121	119
8457548	Credit Lines	84,520	83,597
4292621	Credit Lines	15,366	15,198
6879832	Credit Lines	1,216	1,203
9698459	Credit Lines	115,123	113,866
9843034	Credit Lines	28,220	27,912
3236176	Credit Lines	24,941	24,668
7908370	Credit Lines	114,661	113,409
7218749	Credit Lines	235,922	233,346
9719958	Credit Lines	9,930	9,821
5054051	Credit Lines	29,583	29,260
4226352	Credit Lines	23,176	22,923
2266238	Credit Lines	16,906	16,721
8536766	Credit Lines	18,012	17,815
3050433	Credit Lines	111,139	109,926
3603481	Credit Lines	15,000	14,836
7353477	Credit Lines	25,622	25,342
1131722	Credit Lines	74,392	73,579
6712149	Credit Lines	71,603	70,821
7808316	Credit Lines	161,316	159,554
3357502	Credit Lines	219,448	217,052
2421093	Credit Lines	33,822	33,453
3270702	Credit Lines	15,785	15,613
4269652	Credit Lines	211,393	209,084
8454831	Credit Lines	13,385	13,239
9860148	Credit Lines	432,870	428,143
7567101	Credit Lines	115,290	114,031
3045479	Credit Lines	54,420	53,825
9470643	Credit Lines	203,876	201,650
7654787	Credit Lines	196,920	194,769
4874321	Credit Lines	2,959	2,926
3554973	Credit Lines	27,441	27,141
5803116	Credit Lines	28,510	28,199
8599687	Credit Lines	23,184	22,930
8141131	Credit Lines	24,180	23,915
1185365	Credit Lines	76,658	75,821
3994906	Credit Lines	81,035	80,150
6565557	Credit Lines	26,802	26,510
9669074	Credit Lines	6,701	6,628

21

Direct Lending Income Fund, LP

(Unaudited)

1016780	Credit Lines	10,096	9,985
1101775	Credit Lines	5,028	4,973
2736951	Credit Lines	3,301	3,265
5207442	Credit Lines	1,604	1,586
4004275	Credit Lines	5,508	5,448
8061451	Credit Lines	2,045	2,023
1354961	Credit Lines	2,427	2,400
8278734	Credit Lines	8,259	8,169
6672778	Credit Lines	34,169	33,796
5168630	Credit Lines	20,024	19,805
9285302	Credit Lines	66,660	65,932
7035823	Credit Lines	13,149	13,005
4425226	Credit Lines	11,793	11,664
1741212	Credit Lines	2,435	2,408
6115683	Credit Lines	48,480	47,951
2628879	Credit Lines	16,451	16,272
3575923	Credit Lines	25,250	24,974
3209403	Credit Lines	18,685	18,481
3801359	Credit Lines	32,977	32,617
4705961	Credit Lines	3,920	3,877
2200302	Credit Lines	43,645	43,169
2748924	Credit Lines	16,642	16,460
4860501	Credit Lines	29,693	29,368
4325247	Credit Lines	6,357	6,287
3300509	Credit Lines	30,756	30,420
4275695	Credit Lines	26,948	26,654
9510329	Credit Lines	8,427	8,335
7079169	Credit Lines	9,595	9,490
9245966	Credit Lines	3,343	3,307
8858783	Credit Lines	8	8
5857239	Credit Lines	6,192	6,124
3466844	Credit Lines	22,924	22,673
8611933	Credit Lines	6,807	6,733
9347542	Credit Lines	4,271	4,225
1196824	Credit Lines	10,458	10,343
1203918	Credit Lines	181,337	179,356
7304686	Credit Lines	55,231	54,628
2564973	Credit Lines	31,670	31,324
2066011	Credit Lines	22,826	22,576
8321162	Credit Lines	43,380	42,906
4861754	Credit Lines	9,088	8,988
2400083	Credit Lines	13,207	13,063
8737886	Credit Lines	26,313	26,025
9217446	Credit Lines	25,341	25,064
4069219	Credit Lines	15,352	15,184
7763011	Credit Lines	4,202	4,156
7377882	Secured Loan Facility	7,232,973	7,153,985
5955349	Secured Loan	5,200,000	5,143,213
9402015	Subordinated Secured Loan	629,458	622,584
3129191	Secured Loan Facility	7,000,000	6,923,556
2675004	Secured Loan Facility	450,000	445,086
3952946	Membership Interests in LLC	4,202,745	4,156,848
		35,184,776	34,800,537

The Partnership has the contractual right but not the obligation to purchase additional loans from a number of Lending Platforms. These rights may be substantial but do not constitute any kind of commitment on behalf of the Partnership.

22

Direct Lending Income Fund, LP

(Unaudited)

In the event that the Partnership fails to fulfill any unfunded loan commitments, the Lending Platforms have the right to purchase the underlying loan back from the Partnership at the outstanding principal balance.

9.	Subsequent Events

Management has evaluated the possibility of subsequent events through December 28, 2015, the date the financial statements were available to be issued.

For the period from July 1, 2015 through December 28, 2015, the Partnership accepted capital contributions of approximately $186,267,000 inclusive of the contributions made in advance of $13,961,000 at June 30, 2015.

During the period July 1, 2015 through December 28, 2015, capital withdrawals by limited partners totaled $18,212,000.

23

Direct Lending Income Fund, LP

(Unaudited)

Exhibit A - Schedule of Investments

As of June 30, 2015

Unique Note # (c)	% of Partners’ Capital	Interest Rate or Rate of Return (e)	Maturity Date	Cost	Fair Value
Future Receivables (d)	24.86%			54,713,230	54,115,728
Accommodation and Food Services	3.55%			7,820,886	7,735,477
1044856		12.54%	8/13/17	205,851	203,603
1101967		31.61%	1/24/16	19,993	19,774
1144433		47.56%	3/25/16	84,851	83,924
1153888		13.11%	3/27/17	95,880	94,833
1188239		23.02%	10/21/15	72,257	71,468
1203345		20.94%	12/24/15	42,715	42,249
1279841		22.55%	6/2/16	35,961	35,568
1409435		24.73%	10/15/15	53,212	52,631
1421995		53.29%	12/16/15	9,654	9,548
1628263		30.47%	12/24/15	21,664	21,427
1638968		26.34%	3/26/16	41,405	40,953
1641611		22.32%	2/27/16	44,843	44,353
1712618		36.65%	6/30/18	11,039	10,918	a
1895079		45.35%	10/29/15	9,575	9,471
2004913		22.37%	5/7/16	188,241	186,185
2163746		22.64%	3/30/16	57,783	57,152
2239441		37.46%	10/30/15	13,017	12,875
2260651		20.91%	11/26/15	12,937	12,796
2275515		14.59%	6/26/18	162,000	160,231
2406603		23.89%	4/4/16	33,823	33,454
2438222		18.99%	8/18/16	14,864	14,701
2487665		45.53%	11/18/15	8,617	8,523
2491341		13.44%	4/30/18	310,705	307,312
2634126		40.61%	9/10/15	5,029	4,974
2969486		45.51%	12/10/15	6,686	6,613
3005023		14.64%	2/27/18	294,707	291,489
3034883		16.34%	9/26/16	456,347	451,363
3269197		13.59%	1/20/16	30,720	30,385
3546045		19.85%	3/17/16	92,412	91,403
3557090		16.78%	12/18/15	48,402	47,873
3563556		16.37%	11/21/16	150,425	148,782
3575406		10.02%	9/15/15	35,752	35,361
3579447		35.88%	1/26/16	37,605	37,194
3589867		20.09%	10/10/15	21,516	21,281
3611625		17.08%	3/31/16	40,610	40,167
3664709		52.61%	10/17/15	7,324	7,244
3672340		53.00%	9/5/15	13,620	13,471
3689211		15.06%	8/15/16	58,165	57,530
3772174		30.22%	3/8/16	74,246	73,435
3882348		14.29%	6/23/18	121,136	119,813
3895737		28.22%	10/10/15	59,675	59,024
3934992		21.66%	12/19/15	7,214	7,135
4059182		13.67%	3/23/18	76,493	75,658
4123869		23.51%	10/21/15	54,944	54,344
4127887		16.18%	5/29/16	18,856	18,650
4312330		26.73%	3/15/16	19,797	19,580
4385718		15.51%	12/2/16	86,181	85,240
4414688		18.49%	11/21/15	174,980	173,069

24

Direct Lending Income Fund, LP

(Unaudited)

4564149	14.04%	12/12/16	137,935	136,429
4613382	11.59%	5/29/18	211,434	209,125
4799589	22.27%	12/12/15	97,733	96,665
4976889	29.66%	9/9/15	34,174	33,801
5003417	17.24%	12/3/15	120,587	119,270
5059280	16.79%	4/28/17	97,164	96,103
5158891	27.04%	7/30/15	2,741	2,712
5180002	18.41%	10/2/15	40,385	39,944
5200043	41.49%	8/3/15	28,909	28,593
5231103	32.23%	10/27/15	22,280	22,037
5305603	20.94%	12/24/15	15,446	15,277
5369735	17.70%	2/6/16	66,969	66,238
5400784	14.32%	5/28/17	103,898	102,764
5651265	13.66%	12/15/16	39,321	38,891
5651465	53.09%	9/18/15	2,582	2,553
5866299	15.06%	8/15/16	58,165	57,530
5935803	27.68%	12/29/15	21,992	21,752
5956902	54.84%	10/11/15	5,553	5,492
5957051	16.63%	3/16/17	97,901	96,832
5991401	53.39%	10/22/15	13,429	13,282
6057750	17.93%	2/19/17	164,504	162,707
6078669	15.63%	6/30/17	229,437	226,932
6116942	16.37%	11/24/16	150,429	148,787
6149865	11.59%	4/30/18	206,258	204,006
6154854	17.67%	2/7/16	73,353	72,552
6415170	30.21%	12/18/15	17,496	17,304
6511132	32.11%	10/13/15	18,276	18,076	a
6563602	21.20%	1/30/16	26,870	26,577
6913660	31.46%	8/15/15	3,447	3,409
7085061	15.90%	9/15/16	254,322	251,545
7337924	17.82%	2/24/16	72,394	71,603
7358202	17.74%	2/26/16	83,891	82,975
7389446	15.99%	8/29/16	118,413	117,120
7412416	20.62%	10/15/15	29,261	28,941
7795148	15.90%	7/29/17	238,372	235,769
7821640	13.35%	1/16/18	91,379	90,381
7892461	14.84%	9/19/16	157,942	156,217
7945759	28.62%	11/23/15	11,682	11,554
8076047	80.49%	6/30/15	40,366	39,925
8230238	16.10%	11/5/16	120,186	118,874
8251753	27.25%	9/26/15	8,107	8,018
8398785	14.59%	2/13/18	146,087	144,492
8399072	15.88%	7/18/16	55,986	55,374
8513892	16.10%	4/22/16	42,938	42,469
8726489	15.42%	3/30/17	95,643	94,598
8772665	20.56%	3/11/16	130,251	128,829
8775095	21.02%	12/26/15	30,437	30,104
9047742	0.75%	6/30/17	84,243	83,323
9100194	22.55%	6/2/16	35,276	34,890
9310047	53.75%	10/1/15	7,112	7,034
9468020	81.15%	7/9/15	537	531
9523540	40.19%	9/20/15	18,696	18,492
9598094	37.87%	12/16/15	22,564	22,317
9642796	17.23%	4/30/16	57,682	57,052
9750820	14.34%	4/22/17	14,905	14,743
9826328	12.45%	6/29/17	162,000	160,231

25

Direct Lending Income Fund, LP

(Unaudited)

9834576		22.06%	10/14/15	12,610	12,473
9874395		29.63%	10/17/15	17,900	17,705
9931125		34.32%	8/22/15	7,307	7,228
Administrative and Support and Waste Management and Remediation Services	0.02%			43,669	43,192
5000537		38.61%	1/5/16	14,577	14,417
5583679		38.92%	11/22/15	7,712	7,628
9570288		44.82%	12/25/15	21,380	21,146
Agriculture, Forestry, Fishing and Hunting	0.13%			276,643	273,622
1715418		18.52%	6/19/16	9,530	9,426
6792503		26.89%	4/11/16	242,291	239,645
8116906		22.50%	3/27/16	24,821	24,550
Arts, Entertainment, and Recreation	0.33%			736,423	728,381
1657632		45.58%	10/28/15	7,394	7,313
3322078		45.12%	11/1/15	7,653	7,570
4544692		30.52%	12/2/15	31,643	31,298
8515474		29.91%	2/29/16	32,400	32,046
8543334		26.39%	2/3/16	73,722	72,917
8799687		24.29%	1/30/16	42,260	41,799
9557124		18.04%	5/29/17	501,555	496,078
9676625		18.09%	7/1/16	39,795	39,360
Construction	0.84%			1,856,568	1,836,294
1066682		22.25%	8/23/16	59,478	58,828
1490464		51.01%	10/20/15	24,120	23,857
1495375		18.50%	5/15/16	38,471	38,051
1741213		13.99%	10/22/17	259,309	256,477
1873606		23.72%	7/3/15	41,649	41,194	a
2012476		35.96%	11/18/15	11,076	10,955
2086162		22.49%	5/5/16	41,991	41,532
2089618		27.92%	2/2/16	19,567	19,353
2279519		31.25%	6/30/18	12,641	12,503	a
2657720		42.93%	11/5/15	3,944	3,901
2737842		25.91%	9/29/16	150,419	148,777
2810615		21.28%	5/4/16	46,641	46,131
3655222		38.42%	12/8/15	34,183	33,810
4152523		40.16%	8/10/15	2,770	2,739
4452825		45.21%	10/23/15	7,563	7,481
4700968		19.95%	5/5/16	93,581	92,559
4970657		20.56%	11/30/15	52,400	51,828
5008798		19.36%	11/13/15	25,303	25,026
5482865		31.69%	2/21/16	16,508	16,328
6144050		64.66%	11/15/15	10,048	9,939
6864919		45.45%	8/27/15	14,853	14,690	a
7003049		45.10%	6/30/18	15,648	15,477
7059653		33.99%	1/5/16	30,557	30,223
7263972		57.92%	9/12/15	47,904	47,381
7525532		33.57%	6/30/18	15,159	14,993	a
7527271		26.95%	10/29/15	14,907	14,744
7532763		33.04%	7/10/15	12,376	12,240	a
7557791		24.06%	3/4/16	22,381	22,137
7641347		32.56%	10/15/15	16,352	16,174
7733291		24.34%	12/11/15	69,246	68,489
8075662		20.80%	10/28/16	14,634	14,474
8158479		43.55%	6/30/18	4,135	4,090
8210458		22.57%	9/19/15	22,648	22,400
8265397		58.41%	9/17/15	16,167	15,991
8650497		27.13%	12/11/15	118,463	117,170

26

Direct Lending Income Fund, LP

(Unaudited)

8799582		35.87%	2/22/16	20,779	20,552
8844427		15.00%	1/16/18	375,167	371,070
9178687		80.87%	10/29/15	5,340	5,281
9332006		27.84%	9/17/15	31,644	31,299	a
9532631		43.06%	12/29/15	15,006	14,842
9853537		88.60%	10/3/15	4,358	4,310
9921212		33.74%	10/20/15	17,184	16,997
Educational Services	0.32%			713,251	705,462
1042375		55.23%	11/22/15	5,128	5,072
1321715		45.41%	11/12/15	9,845	9,738
2493140		33.51%	1/15/16	13,920	13,768
3845309		14.00%	1/5/17	232,022	229,489
5002594		20.28%	9/29/16	162,000	160,231
5541246		16.73%	3/23/18	270,423	267,470
6330948		32.79%	9/3/15	3,172	3,137
8780545		43.07%	10/1/15	16,740	16,558
Finance and Insurance	0.07%			148,496	146,874
1120217		23.66%	3/22/16	48,117	47,591
2077201		24.37%	2/2/16	28,879	28,564
3745446		22.60%	2/3/16	43,523	43,048
4474979		27.74%	2/26/16	23,391	23,136
9685786		81.43%	10/8/15	4,586	4,536
Health Care and Social Assistance	1.66%			3,651,147	3,611,274
1023505		38.05%	8/16/15	2,169	2,145
1174263		21.86%	11/16/15	10,108	9,997
1482781		18.09%	5/24/16	81,772	80,879
1801057		14.21%	3/13/18	168,517	166,677
1984641		45.40%	12/17/15	7,093	7,016
2202359		12.93%	5/29/18	53,355	52,772
2444985		44.95%	11/14/15	16,956	16,771
2449241		17.84%	9/11/16	166,130	164,315
2636730		22.47%	3/19/16	80,785	79,903
2667594		19.02%	7/16/16	47,772	47,250
2689934		17.78%	7/22/16	152,416	150,751
2876525		18.12%	6/30/16	49,859	49,315
3035756		18.54%	6/25/16	32,074	31,723
3234945		13.32%	2/17/18	191,161	189,073
3330914		45.41%	10/6/15	12,310	12,175
3555897		33.87%	2/26/16	16,200	16,023
3686691		17.70%	11/20/17	430,370	425,670
3888785		16.81%	4/27/17	62,144	61,466
3892642		20.31%	3/15/16	55,199	54,597
4188580		18.04%	1/20/17	60,150	59,493
4228188		20.69%	4/3/16	58,246	57,610
4288195		17.53%	9/17/16	73,377	72,575
4461233		48.97%	6/30/18	13,516	13,368	a
4511644		52.33%	12/26/15	15,864	15,691
4549465		17.93%	6/3/17	53,099	52,520
4647921		17.93%	4/30/17	50,348	49,798
4681783		32.54%	11/28/15	8,999	8,901
4739530		22.16%	10/7/15	16,226	16,049
4962857		18.69%	10/9/16	109,024	107,833
5298679		16.74%	2/26/16	197,744	195,584
5318453		29.85%	9/14/15	10,959	10,840
5455090		45.36%	10/9/15	6,541	6,469
5571782		15.80%	12/30/16	60,166	59,509

27

Direct Lending Income Fund, LP

(Unaudited)

5668269		13.32%	2/17/18	96,219	95,168
5854754		13.32%	2/17/18	204,642	202,407
5950389		23.91%	4/9/16	64,464	63,760
6023257		42.55%	9/13/15	16,131	15,955
6109690		23.56%	12/22/15	36,847	36,444	a
6252242		20.31%	5/10/16	123,121	121,777
6549828		51.21%	6/30/18	9,499	9,395	a
8110713		23.78%	9/30/15	18,099	17,901
8163059		45.86%	11/2/15	17,562	17,371
8269628		17.72%	7/15/16	129,483	128,069
8414632		25.67%	11/22/15	43,280	42,807
8674647		17.41%	4/8/16	46,348	45,842
8693567		13.32%	2/17/18	250,375	247,641
8701925		15.53%	6/17/17	53,217	52,636
8762947		31.04%	7/26/15	2,960	2,928
9081798		16.63%	4/20/17	14,803	14,641
9177529		29.02%	3/30/16	20,588	20,363
9183991		17.82%	11/20/16	97,170	96,108
9300878		17.93%	1/26/17	35,691	35,301
Information	2.94%			6,472,054	6,401,375
1119776		21.05%	9/9/15	34,942	34,561
1163691		0.93%	5/29/18	521,899	516,199
1476857		22.56%	6/30/16	140,400	138,867
1796967		22.56%	2/7/16	141,747	140,199
2450319		15.44%	4/30/18	310,405	307,015
2553221		23.91%	9/17/15	45,180	44,687
2763490		19.89%	8/31/16	180,123	178,156
2909496		41.02%	12/12/15	21,502	21,267
3025443		19.22%	5/4/17	100,809	99,708
3082638		13.75%	4/1/18	480,662	475,413
3354335		17.46%	7/30/15	15,522	15,352
3450134		23.90%	11/1/16	49,337	48,798
3472206		32.70%	9/19/15	23,406	23,151
3841079		12.03%	5/29/18	395,996	391,672
3938178		19.89%	10/17/16	131,043	129,612
4082464		16.94%	10/2/15	43,981	43,501
4420265		15.60%	10/21/16	77,288	76,444
4428924		12.03%	5/29/18	791,992	783,343
4484531		14.46%	10/14/17	499,810	494,352
4871046		22.52%	1/29/16	65,851	65,132
4934241		21.20%	4/16/16	62,052	61,374
5041387		18.33%	1/10/16	164,001	162,210
5055702		20.69%	6/2/16	324,932	321,384
5654630		23.91%	10/20/15	127,033	125,645
6067360		31.69%	8/24/15	6,609	6,537
6100854		47.96%	9/30/16	93,437	92,416
6472253		18.55%	8/13/16	421,694	417,089
6485167		24.69%	10/30/15	24,679	24,410
6778673		60.05%	10/16/15	19,954	19,736
6831311		26.30%	10/8/15	33,067	32,706
6865430		16.27%	10/20/16	209,907	207,615
7007349		16.94%	10/2/15	44,028	43,547
7284363		12.03%	5/29/18	395,996	391,672
7288985		25.05%	10/5/15	19,547	19,334
7442306		58.19%	12/23/15	10,547	10,431
7571140		45.37%	8/3/15	196,694	194,546

28

Direct Lending Income Fund, LP

(Unaudited)

8395250		19.20%	2/6/16	26,083	25,798
8513175		23.25%	5/25/16	58,520	57,881
8751545		21.01%	12/10/15	13,057	12,914
9046501		13.69%	6/11/17	47,437	46,919
9353006		45.27%	11/11/15	8,112	8,024
9606012		45.98%	12/8/15	18,038	17,841
9909860		17.36%	6/22/16	74,735	73,918
Manufacturing	1.01%			2,229,673	2,205,323
1022647		45.87%	12/15/15	25,178	24,903
2649891		18.93%	11/15/15	33,107	32,745
2857378		30.19%	1/28/16	43,174	42,702
2867149		46.27%	6/30/18	32,333	31,980	a
3115777		23.61%	10/17/15	17,873	17,678
4178512		19.72%	10/30/15	20,755	20,528
4192324		68.71%	9/4/15	6,063	5,997
4327873		39.22%	11/7/15	27,398	27,099
4401506		45.63%	12/26/15	10,773	10,655
4657371		19.61%	11/11/16	446,034	441,163
4935708		48.31%	8/16/15	19,188	18,978
6050734		14.21%	1/23/18	260,994	258,144
6234253		22.16%	3/29/16	216,000	213,641
6530542		33.89%	7/1/15	12,164	12,031	a
6970763		19.22%	4/17/17	494,832	489,428
7401761		17.39%	9/15/15	95,770	94,724
8759696		17.91%	5/6/16	385,435	381,225
9633102		22.43%	5/19/16	29,297	28,977
9773802		45.98%	12/8/15	53,306	52,724
Professional, Scientific, and Technical Services	1.86%			4,103,868	4,059,051
1086794		18.86%	2/17/16	63,631	62,936
1104305		23.91%	12/4/15	7,688	7,604
1305633		14.21%	12/24/17	277,236	274,208
1398411		24.19%	7/3/15	875	866
1406088		22.18%	9/23/16	234,732	232,168
1855086		84.77%	9/22/15	8,345	8,254
1893334		15.80%	8/24/16	68,186	67,442
2244824		24.25%	8/19/15	18,964	18,756
2331516		27.27%	6/30/15	245	242
2471564		38.87%	12/3/15	4,893	4,839
2645972		16.63%	5/29/17	104,521	103,379
2686440		64.23%	9/19/15	19,469	19,256
2746069		12.89%	3/31/18	201,642	199,440
2883899		87.81%	9/4/15	14,339	14,183
2990857		20.93%	8/6/15	14,926	14,763
4048333		38.84%	9/20/15	22,105	21,864
4113758		13.50%	10/1/16	66,729	66,000
4119389		27.43%	1/16/16	16,837	16,653
4183967		45.40%	12/17/15	15,352	15,184
4637295		18.72%	6/29/16	162,566	160,791
4666581		20.28%	4/28/16	44,410	43,925
4704550		16.94%	3/26/16	78,880	78,019
4724287		21.35%	2/29/16	7,197	7,118
4814312		10.87%	2/19/18	178,261	176,315
4840676		45.64%	11/11/15	16,238	16,061
4974617		45.52%	12/23/15	10,428	10,314
5470767		45.63%	12/26/15	10,773	10,655
5608301		25.64%	1/26/16	87,917	86,957

29

Direct Lending Income Fund, LP

(Unaudited)

5740043		22.21%	12/11/15	109,494	108,298
6419155		14.17%	1/26/18	379,625	375,479
6445568		86.53%	10/12/15	5,005	4,950
6496774		13.33%	3/6/17	36,942	36,539
6515375		0.00%	9/21/15	231,300	228,774
6628009		33.91%	9/12/15	15,680	15,509
6772993		16.01%	1/9/16	294,017	290,807
6923710		30.56%	2/25/16	28,956	28,640
7205886		36.62%	2/13/16	7,470	7,388
7219279		28.78%	6/30/18	76,504	75,668
7443389		26.26%	8/24/16	42,441	41,978
7714333		32.74%	8/25/15	48,902	48,368
7879242		18.73%	3/23/16	17,923	17,727
7930820		30.56%	11/14/15	55,236	54,633
8054492		17.31%	12/24/15	50,777	50,222
8124164		40.17%	10/16/15	7,947	7,860
8168980		85.69%	6/30/18	5,892	5,828	a
8503528		18.26%	1/29/16	67,383	66,647
8707514		19.22%	12/31/16	256,660	253,857
9119452		22.31%	12/23/15	56,955	56,333
9243777		42.25%	7/30/15	4,234	4,187
9278061		40.46%	7/12/15	5,666	5,604
9478671		21.56%	2/24/16	95,780	94,734
9646026		14.17%	3/27/18	252,468	249,711
9647686		15.42%	4/2/17	193,230	191,120
Real Estate and Rental and Leasing	0.25%			551,791	545,765
1987823		37.79%	10/14/15	45,770	45,270
2120012		43.31%	10/20/15	22,453	22,208
2954836		20.87%	7/27/16	141,423	139,879
3422626		19.85%	12/18/15	22,408	22,163
4204946		18.69%	5/26/17	232,891	230,348
4516478		36.57%	7/26/15	52,201	51,631	a
7859315		22.37%	9/30/15	14,319	14,162
9521421		18.04%	5/12/17	20,326	20,104
Retail Trade	6.72%			14,782,083	14,620,654
1145532		15.55%	1/30/17	223,139	220,702
1239403		15.51%	5/14/17	153,411	151,736
1334440		14.07%	5/2/16	33,442	33,077
1340223		24.54%	5/27/16	40,687	40,243
1347003		20.77%	9/27/17	161,431	159,669
1421940		32.32%	11/13/15	102,485	101,365
1431861		33.95%	2/3/16	6,811	6,737
1469027		17.50%	3/31/16	124,242	122,885
1476603		14.77%	5/28/16	29,324	29,004
1506801		14.42%	12/19/17	275,925	272,912
1556958		11.16%	4/28/18	206,179	203,927
1597333		23.41%	10/29/15	29,427	29,106
1672466		28.58%	1/27/16	127,398	126,007
1697832		30.04%	9/25/15	15,714	15,542
1707563		16.12%	4/28/16	92,146	91,140
1863081		18.04%	6/2/17	47,385	46,867
1879773		12.93%	3/5/18	291,703	288,517
1892620		23.45%	8/14/15	15,170	15,004
1893068		15.55%	1/30/17	223,139	220,702
1926355		25.83%	9/20/15	17,380	17,190
1997078		25.81%	12/19/15	83,440	82,528

30

Direct Lending Income Fund, LP

(Unaudited)

2015822	45.52%	12/22/15	5,223	5,166
2016287	18.04%	6/11/17	106,201	105,041
2045619	15.44%	6/29/18	214,650	212,306
2172544	16.74%	6/29/17	129,600	128,185
2187618	22.22%	11/28/15	19,319	19,108
2310301	45.35%	10/29/15	3,794	3,753
2311287	16.10%	5/8/17	254,439	251,660
2346277	15.42%	11/26/16	38,802	38,379
2408949	18.73%	10/29/16	48,872	48,339
2423387	43.41%	11/30/15	3,432	3,394
2428997	40.88%	12/1/15	9,183	9,082
2435638	17.43%	6/2/16	80,203	79,327
2498417	20.86%	12/3/15	156,788	155,076
2555655	58.74%	11/26/15	4,537	4,488
2562460	19.04%	6/26/16	58,650	58,009
2567502	49.27%	10/23/15	39,915	39,479
2598650	26.59%	11/20/15	21,339	21,106
2606053	33.75%	7/17/15	736	728
2670105	20.26%	7/20/16	23,988	23,726
2700241	12.07%	6/18/17	107,031	105,862
2751497	22.43%	5/19/16	47,269	46,753
2835008	13.24%	3/20/18	50,040	49,494
2839297	67.33%	8/30/15	3,829	3,787
3055471	12.47%	6/29/17	129,348	127,935
3148644	17.24%	12/3/15	74,065	73,256
3185958	44.56%	7/8/15	4,975	4,921
3256892	18.38%	7/23/16	42,500	42,036
3256903	26.30%	6/30/18	38,075	37,659	a
3281127	32.13%	11/18/15	16,027	15,852
3315168	37.08%	10/16/15	7,949	7,862
3325290	58.62%	9/30/15	14,539	14,380
3422965	17.39%	2/27/17	120,708	119,389
3442958	42.51%	12/12/15	19,820	19,603
3451331	26.94%	2/17/16	36,744	36,343
3454193	30.57%	8/23/15	7,138	7,060
3462190	54.37%	9/9/15	14,747	14,586
3692077	38.59%	12/7/15	16,777	16,594
3705500	38.18%	6/30/18	16,325	16,147
3711607	16.02%	5/2/16	101,794	100,682
3729696	17.46%	11/19/16	60,590	59,928
3755525	69.07%	8/30/15	66,789	66,059
3775178	22.63%	2/9/16	25,740	25,459
3804284	27.18%	11/5/15	9,732	9,625
3852854	27.57%	8/23/15	10,394	10,280
3895866	32.08%	12/22/15	16,042	15,867
4136890	22.93%	10/16/15	43,736	43,258
4286942	21.20%	4/29/16	68,732	67,982
4296215	10.28%	3/26/18	76,193	75,361
4327629	33.87%	2/29/16	41,765	41,309
4334102	20.62%	2/10/17	98,867	97,787
4380808	24.30%	11/12/15	31,696	31,350
4404853	18.73%	12/23/16	48,033	47,508
4497553	45.26%	11/29/15	33,074	32,712
4498005	17.24%	12/3/15	18,294	18,094
4511891	44.95%	11/14/15	8,295	8,205
4533155	14.21%	5/20/18	31,533	31,189

31

Direct Lending Income Fund, LP

(Unaudited)

4555110	18.11%	3/18/16	27,858	27,554
4583926	12.93%	4/30/18	251,794	249,044
4736467	33.28%	8/9/15	16,221	16,044
4811480	18.73%	11/11/16	49,533	48,993
4893692	45.56%	9/11/15	11,633	11,506
4911493	14.61%	5/2/16	185,898	183,868
4919628	23.36%	9/25/15	25,219	24,944
5017505	15.48%	7/11/16	120,021	118,710
5056900	29.87%	3/5/16	34,690	34,311
5087825	21.14%	4/30/16	46,030	45,527
5128337	36.00%	6/30/18	18,858	18,652	a
5200599	33.67%	10/6/15	6,606	6,534
5214432	20.23%	11/29/15	308,249	304,882
5274498	20.29%	4/17/17	99,644	98,556
5277408	22.44%	4/23/16	47,121	46,606
5278683	14.05%	1/2/18	173,361	171,468
5284977	27.19%	12/26/15	8,047	7,959
5316446	15.42%	3/6/17	139,049	137,530
5359610	14.21%	3/31/18	250,975	248,234
5415860	11.59%	5/29/18	160,533	158,779
5426958	22.61%	6/1/16	20,015	19,796
5427130	18.73%	12/3/16	46,890	46,378
5428902	25.08%	3/8/16	114,083	112,837
5482637	68.45%	7/11/15	9,575	9,471
5523497	26.65%	9/24/15	14,721	14,560
5568347	50.18%	10/31/15	54,696	54,099
5602410	29.60%	1/30/16	10,316	10,204
5612077	14.17%	3/11/18	81,339	80,451
5692274	14.10%	10/15/15	80,740	79,858
5707600	31.00%	7/20/15	7,089	7,012	a
5759532	22.60%	2/3/16	43,660	43,183
5807113	35.53%	12/8/15	127,547	126,154
5817180	13.12%	1/22/17	201,927	199,722	a
5841554	20.66%	1/21/16	29,251	28,932
5881295	41.16%	6/30/18	7,315	7,236	a
5887872	17.84%	5/3/16	21,790	21,552
5894055	52.00%	6/30/18	23,318	23,064
5944864	12.89%	4/27/18	516,232	510,595
5954346	33.80%	12/30/15	25,097	24,823
5974612	45.53%	11/18/15	15,795	15,622
6108875	45.10%	9/13/15	11,557	11,431
6134494	10.28%	3/19/18	59,731	59,079
6198485	38.75%	11/23/15	9,130	9,031
6240267	45.07%	11/20/15	17,369	17,179
6314821	21.60%	11/20/15	7,443	7,361
6365172	29.02%	3/30/16	16,983	16,797
6370913	52.82%	9/19/15	9,088	8,988
6390154	45.21%	10/23/15	7,355	7,275
6477795	45.12%	10/30/15	19,679	19,464
6500309	38.69%	1/11/16	49,623	49,081
6500781	13.96%	8/9/15	17,813	17,619
6604414	15.63%	6/30/17	367,153	363,144
6710342	13.63%	10/7/16	85,924	84,986
6767063	16.04%	6/17/16	51,303	50,743
6802366	21.20%	3/19/16	160,195	158,445
6823757	20.31%	7/7/16	43,642	43,166

32

Direct Lending Income Fund, LP

(Unaudited)

6862076	18.56%	1/2/16	58,006	57,373
6934097	45.76%	12/22/15	19,891	19,674
6989315	36.63%	1/23/16	24,865	24,594
7054023	24.20%	12/10/15	44,746	44,257
7055727	16.74%	5/13/17	89,807	88,826
7077560	24.54%	7/24/16	141,386	139,842
7090421	14.17%	2/27/18	195,947	193,807
7144078	16.88%	12/23/15	23,930	23,669
7177690	12.89%	6/10/18	26,706	26,414
7195432	55.96%	6/30/18	23,368	23,113
7222016	22.51%	2/11/16	5,735	5,673
7293836	14.17%	3/17/18	99,788	98,699
7301757	16.74%	12/11/16	159,026	157,289
7353722	45.29%	12/25/15	16,200	16,023
7401566	14.17%	5/22/18	422,784	418,167
7405428	49.00%	11/2/15	89,075	88,103
7446344	16.18%	5/12/16	62,497	61,814
7621753	42.93%	11/28/15	6,408	6,338
7718328	86.66%	8/29/15	3,236	3,201
7752759	48.07%	12/10/15	41,253	40,803
7797626	22.43%	5/19/16	35,036	34,653
7870168	13.46%	1/30/16	130,625	129,199
7909804	21.44%	1/30/16	11,862	11,732
7917973	15.62%	11/20/16	176,746	174,816
7932459	32.41%	7/21/15	2,143	2,119
7932615	23.50%	7/24/15	10,771	10,653
7933724	15.96%	11/17/16	309,398	306,019
7948417	45.24%	9/20/15	40,771	40,326
8010458	45.21%	10/23/15	14,528	14,370
8011486	31.15%	9/30/15	5,124	5,068
8019183	38.71%	8/12/15	9,769	9,663
8071404	11.10%	9/11/15	21,495	21,261
8077675	14.17%	6/26/18	324,000	320,462
8085962	22.13%	8/27/15	15,945	15,771
8107286	39.62%	10/27/15	33,247	32,884
8162274	33.86%	1/6/16	7,587	7,504
8165104	53.01%	11/12/15	9,089	8,989
8178651	21.05%	9/9/15	34,942	34,561
8227831	22.11%	11/28/15	26,589	26,299
8270965	30.25%	2/26/16	48,863	48,329
8298050	25.94%	7/24/15	877	867
8363015	45.96%	11/26/15	31,498	31,154
8366851	22.13%	9/12/15	16,804	16,620
8424348	45.70%	9/17/15	7,250	7,171
8449029	16.09%	5/2/16	46,182	45,677
8466211	25.96%	6/30/16	85,313	84,381
8589577	80.83%	10/9/15	6,235	6,167
8609945	23.03%	5/12/17	25,720	25,439
8629989	17.56%	11/12/15	33,820	33,451
8672169	44.98%	10/27/15	43,740	43,262
8774478	42.65%	6/30/18	3,803	3,761	a
8775747	15.48%	1/30/18	191,591	189,499
8840767	12.93%	4/30/18	197,769	195,609
8894123	58.02%	12/30/15	81,000	80,115
8959404	14.17%	3/6/18	492,903	487,521
9078256	48.18%	10/26/15	54,000	53,410

33

Direct Lending Income Fund, LP

(Unaudited)

9154748		22.34%	9/2/15	5,320	5,262
9189869		25.38%	3/29/16	98,682	97,605
9258751		17.17%	12/11/15	105,046	103,899
9326208		45.05%	12/12/15	9,918	9,810
9397274		22.25%	4/8/16	55,665	55,057
9453882		70.43%	9/26/15	83,547	82,634
9464392		14.32%	4/15/18	255,517	252,727
9474384		18.58%	2/27/17	93,463	92,442
9499582		26.26%	11/24/15	17,901	17,705
9503724		13.53%	4/27/16	90,064	89,080
9524112		48.35%	7/6/15	14,268	14,112	a
9548460		38.04%	2/21/16	6,657	6,584
9629841		18.38%	11/5/15	21,514	21,279
9688053		45.35%	10/29/15	24,589	24,320
9809860		47.96%	8/17/15	20,348	20,125
9840487		45.57%	8/27/15	1,437	1,422
9939877		36.04%	6/30/18	29,387	29,066
9953627		14.30%	10/22/16	255,239	252,451
9967181		27.79%	9/10/15	6,249	6,181
Transportation and Warehousing	0.95%			2,092,667	2,069,813
1490989		28.39%	6/30/18	101,873	100,760	a
1588926		25.36%	4/23/16	216,000	213,641
1617136		22.56%	4/27/16	92,624	91,613
2068024		86.76%	9/29/15	4,189	4,143
2464974		42.70%	7/5/15	1,235	1,221
3547815		85.67%	8/17/15	2,630	2,601
3564998		22.56%	2/18/16	283,727	280,629
3786097		40.40%	9/11/15	7,187	7,108
4205393		45.39%	12/4/15	11,343	11,219
4313915		42.48%	7/6/15	394	390
4768610		87.66%	10/17/15	5,903	5,838
4796594		43.16%	12/9/15	11,493	11,368
4932687		28.10%	8/15/15	89,397	88,420	a
5197021		45.22%	9/2/15	19,180	18,970
5400479		45.18%	11/13/15	16,574	16,393
5423120		67.05%	8/17/15	13,922	13,770
5451490		85.02%	9/15/15	3,660	3,620
5805435		42.94%	12/10/15	49,701	49,158
5865682		68.90%	9/27/15	4,100	4,056
5995497		69.13%	8/6/15	14,123	13,969
6017474		21.05%	12/22/15	47,324	46,807
6257281		24.57%	3/17/16	130,704	129,277
6689020		37.31%	11/14/15	14,065	13,911
6802561		26.80%	4/12/16	30,363	30,031
7223267		22.28%	6/26/16	107,359	106,187
7238217		15.64%	10/10/16	147,582	145,970
7700719		13.89%	6/12/16	67,354	66,618
8017879		68.53%	8/14/15	4,687	4,635
8381918		33.39%	6/30/18	31,860	31,512	a
8415272		43.18%	12/24/15	52,537	51,963
8694977		19.50%	1/12/16	33,688	33,320
9083490		22.56%	2/27/16	73,147	72,348
9249353		21.21%	3/19/16	39,664	39,231
9300425		23.46%	11/28/15	108,378	107,194
9418174		17.90%	12/9/16	104,051	102,914
9472996		27.00%	11/7/15	83,055	82,148

34

Direct Lending Income Fund, LP

(Unaudited)

9481062		28.82%	11/20/15	67,596	66,858
Utilities	0.02%			53,489	52,905
5774344		26.50%	1/26/16	53,489	52,905
Wholesale Trade	2.47%			5,440,613	5,381,198
1110191		18.55%	4/9/16	65,787	65,069
1136054		22.34%	5/14/16	115,136	113,879
1207034		15.02%	2/2/18	454,585	449,621
1243182		53.00%	12/30/15	54,000	53,410
1662053		43.07%	11/11/15	24,304	24,039
1755938		11.16%	4/28/18	206,179	203,927
1913678		15.85%	7/21/16	119,571	118,265
2292504		19.91%	9/2/16	20,447	20,224
2390686		30.56%	11/18/15	32,972	32,612
2473542		20.34%	12/29/15	12,439	12,303
2486294		16.95%	9/11/15	53,260	52,679
2505697		22.56%	1/29/16	30,520	30,187
2784366		22.52%	1/29/16	23,244	22,990
2996546		22.56%	2/2/16	41,845	41,388
3632848		22.11%	9/25/15	14,395	14,238
3969529		14.21%	3/31/18	100,390	99,293
4396306		24.18%	12/17/15	11,664	11,536
4578338		21.52%	3/22/16	31,458	31,114
4589601		29.49%	7/19/15	884	874
4767215		12.46%	6/5/17	262,322	259,457
4816438		23.91%	1/26/16	11,377	11,252	a
4908839		26.76%	3/21/16	72,414	71,624
5097872		69.10%	10/16/15	6,772	6,698
5151489		50.80%	10/25/16	200,546	198,356
5323319		28.59%	3/7/16	91,407	90,409
5395987		40.11%	11/24/15	69,010	68,257
5407102		21.17%	5/6/16	47,056	46,542
5668358		29.24%	11/17/15	11,780	11,651
5780247		41.09%	10/17/15	97,368	96,304
5828847		12.93%	5/27/18	316,923	313,462
6021872		23.91%	2/11/16	62,067	61,390
6045215		87.66%	10/18/15	5,061	5,006
6218062		14.98%	8/27/16	291,051	287,873
6494657		20.39%	11/20/15	32,381	32,028
6732147		23.91%	10/30/15	33,881	33,511
6844470		37.67%	12/4/15	23,552	23,295
6864350		17.93%	1/2/17	90,696	89,705
7459253		15.02%	5/28/18	528,667	522,894
8058217		16.28%	3/17/16	132,896	131,445
8364140		16.82%	2/25/16	180,087	178,120
8424641		22.22%	9/9/15	10,856	10,737
9118279		18.93%	3/24/16	86,602	85,657
9133557		30.15%	11/4/15	13,577	13,429
9198963		15.02%	4/9/18	291,219	288,039
9274265		29.95%	9/17/16	528,856	523,080
9399232		20.50%	1/23/17	27,234	26,937
9438130		13.99%	10/27/17	380,448	376,293
9466922		20.05%	11/4/15	80,638	79,758
9982840		29.90%	7/9/15	40,787	40,341	a
Other Services (except Public Administration)	1.70%			3,739,910	3,699,068
1070469		18.03%	1/29/16	42,554	42,089
1110702		43.23%	10/27/15	29,157	28,838

35

Direct Lending Income Fund, LP

(Unaudited)

1131297	20.67%	10/24/15	28,085	27,778
1169505	32.03%	2/3/16	14,584	14,424
1232834	22.46%	6/10/16	5,259	5,201
1286206	32.04%	7/7/15	1,894	1,874
1338956	42.38%	10/11/15	8,864	8,767
1358776	39.35%	9/30/15	11,361	11,237	a
1359784	71.11%	8/30/15	4,892	4,839
1365346	31.88%	1/27/16	65,189	64,477
1413979	35.80%	6/30/18	18,374	18,173	a
1479540	22.62%	3/25/16	41,713	41,257
1534325	45.67%	10/21/15	4,928	4,874
1689146	25.03%	6/22/16	132,198	130,754
1728451	17.21%	9/24/16	127,055	125,668
1810616	26.92%	4/17/16	41,600	41,145
2239313	23.98%	2/16/16	16,702	16,520
2395678	26.98%	4/4/16	158,468	156,737
2413352	80.22%	9/4/15	4,925	4,871
2465431	23.54%	6/29/16	59,400	58,751
2565679	19.85%	2/17/16	47,839	47,317
2783879	23.24%	4/22/16	72,007	71,221
2842962	23.59%	6/25/16	128,156	126,756
3123227	26.26%	6/30/18	30,308	29,977	a
3138943	18.97%	12/13/15	85,307	84,376
4287108	19.85%	12/19/15	75,701	74,874
4467631	28.74%	6/30/18	29,922	29,595
4521366	45.39%	12/30/15	10,800	10,682
4680681	45.58%	10/8/15	14,771	14,609
4727408	18.07%	1/22/16	32,951	32,591
4775510	22.65%	3/31/16	41,736	41,280
4791347	50.59%	11/28/15	9,091	8,992
4850426	26.08%	12/15/15	13,604	13,456
4963000	78.48%	9/7/15	4,552	4,502
5070822	28.48%	7/9/15	86,237	85,296
5413417	85.67%	9/17/15	5,873	5,809
5445911	19.53%	11/27/15	28,696	28,383	a
5455318	19.34%	11/10/16	188,283	186,227
5468078	23.72%	12/29/15	18,362	18,161
5505556	20.94%	7/8/15	25,013	24,739	a
5524617	22.37%	5/7/16	47,319	46,802
5666064	18.50%	7/10/15	36,727	36,326	a
5710210	22.30%	9/9/15	18,933	18,726
5781070	24.67%	12/11/15	17,537	17,346
6128692	14.23%	11/11/16	74,019	73,211
6280110	17.04%	7/29/16	24,846	24,575
6360497	13.32%	1/28/18	479,822	474,582
6633653	27.84%	1/16/16	30,398	30,067
6789362	45.09%	7/22/15	962	951
6815127	68.87%	11/25/15	7,482	7,400
6962895	107.55%	9/29/15	21,600	21,364
7165335	30.01%	2/6/16	26,646	26,355
7295701	18.51%	12/3/15	29,757	29,432
7333447	42.58%	10/30/15	7,849	7,764
7347273	21.95%	7/25/15	1,546	1,529
7400858	17.93%	1/28/17	31,230	30,889
7436074	27.62%	3/17/16	121,004	119,683
7440206	23.91%	11/6/15	21,707	21,469

36

Direct Lending Income Fund, LP

(Unaudited)

7521814		22.10%	12/15/15	59,477	58,827
7531649		18.73%	4/28/16	91,245	90,249
7622866		29.24%	4/16/16	26,564	26,274
7774097		17.75%	3/11/17	89,163	88,189
7914218		45.72%	11/27/15	8,982	8,884
7981299		37.92%	3/26/16	53,611	53,026
7993610		48.27%	8/5/15	1,982	1,961
8000448		45.90%	10/20/15	8,276	8,186
8177917		33.34%	8/15/15	8,312	8,222	a
8263279		28.48%	7/16/15	30,575	30,241
8327498		30.04%	1/23/16	16,964	16,779
8464776		24.60%	11/20/15	27,407	27,107
8533797		86.69%	7/26/15	1,269	1,255
8640766		45.06%	12/25/15	20,982	20,752
8788487		68.73%	10/30/15	5,400	5,341
8833088		34.44%	11/17/15	8,856	8,759
8941857		27.75%	9/18/15	5,289	5,231
9017253		45.29%	10/16/15	6,750	6,676
9189844		16.77%	6/16/17	425,039	420,397
9206030		45.06%	10/17/15	4,778	4,725
9411573		24.74%	12/22/15	17,445	17,255
9457972		29.95%	12/17/15	6,253	6,184
9554075		45.49%	11/28/15	9,065	8,966
9743510		22.25%	5/22/16	24,597	24,329
9780312		53.89%	11/26/15	15,837	15,664
Loans (d)	12.24%			26,944,517	26,650,267
Accommodation and Food Services	1.45%			3,182,790	3,148,032
1102241		11.24%	1/20/16	60,667	60,005
1375262		11.24%	10/30/15	19,717	19,502
1622373		11.24%	3/18/16	24,788	24,518
1955529		11.24%	3/18/16	11,694	11,566
2259682		11.24%	10/14/15	19,538	19,324
2260893		11.24%	8/25/15	17,627	17,435
2318387		11.24%	1/29/16	63,680	62,985
2834167		11.24%	11/6/15	24,017	23,754
2963439		11.24%	6/30/16	39	38
3014818		19.20%	1/26/17	83,416	82,505
3107099		11.24%	7/14/15	14,104	13,950
3191495		11.24%	8/14/15	5,714	5,651
3273273		11.24%	3/30/16	32,683	32,326
3288472		19.20%	2/3/17	92,741	91,728
3300504		11.24%	5/27/16	99,449	98,363
3513449		11.24%	12/30/15	27,578	27,277
3542359		11.24%	12/29/15	20,615	20,390
3556649		11.24%	1/11/16	19,236	19,025
3601430		11.24%	11/2/15	21,157	20,926
3758473		11.24%	2/11/16	57,289	56,663
3801373		11.24%	11/27/15	18,180	17,981
3848344		11.24%	11/19/15	3,092	3,058
3892740		11.24%	6/1/16	97,491	96,426
4033396		11.24%	7/28/15	5,534	5,473
4058807		11.24%	11/30/15	9,271	9,170
4092246		11.24%	2/17/16	29,033	28,716
4199297		11.24%	12/29/15	21,931	21,692
4313121		11.24%	3/24/16	23,980	23,718
4425203		17.60%	11/23/16	113,253	112,017

37

Direct Lending Income Fund, LP

(Unaudited)

4578258		15.20%	8/18/16	68,000	67,258
4583233		11.24%	11/27/15	45,825	45,325
4622497		11.24%	3/31/16	91,676	90,675
4826449		11.24%	2/16/16	16,405	16,226
4973463		11.24%	7/20/15	4,181	4,135
5168275		11.24%	3/18/16	78,277	77,422
5229831		11.24%	5/4/16	18,511	18,309
5493963		11.24%	2/12/16	66,559	65,832
5576023		11.24%	6/30/16	14,606	14,447
5778180		11.24%	2/19/16	44,499	44,013
5881407		11.24%	6/24/16	31,069	30,730
5978587		11.24%	4/5/16	83,352	82,442
5994861		11.24%	8/19/15	3,904	3,861
6012844		11.24%	12/29/15	54,828	54,229
6494118		11.24%	1/21/16	49,731	49,188	a
6822477		11.24%	11/18/15	23,700	23,441
6948586		11.24%	10/19/15	22,133	21,891
6958850		11.24%	6/30/16	211	209
7043219		11.24%	12/17/15	51,751	51,186
7083931		11.24%	4/20/16	64,324	63,622
7095819		11.24%	4/15/16	69,803	69,041
7125950		11.24%	3/25/16	32,147	31,796
7206400		11.24%	4/1/16	20,522	20,298
7305520		11.24%	11/19/15	43,547	43,071
7465059		11.24%	6/30/16	29,136	28,818
7827034		11.24%	6/10/16	41,231	40,781
7849501		11.24%	3/18/16	39,347	38,917
8044726		11.24%	2/10/16	17,232	17,044
8044950		14.40%	5/24/18	220,616	218,206
8174740		11.24%	3/24/16	13,188	13,044
8178637		11.24%	9/29/15	21,265	21,033
8278070		11.24%	5/17/16	96,241	95,190
8345813		11.24%	3/23/16	78,879	78,017
8383978		11.24%	4/29/16	45,620	45,122
8606012		11.24%	3/25/16	48,221	47,695
8857759		11.24%	5/18/16	87,969	87,008
9082823		22.40%	2/10/17	0	0
9144206		11.24%	5/6/16	65,315	64,602
9391842		11.24%	3/29/16	29,790	29,465
9417932		11.24%	3/11/16	48,565	48,034
9425012		11.24%	5/12/16	41,928	41,470
9426976		11.24%	6/16/16	98,264	97,191
9512192		11.24%	3/25/16	24,234	23,969
9583122		11.24%	5/27/16	69,614	68,854
9708794		11.24%	4/15/16	17,321	17,132
9767830		11.24%	12/2/15	11,739	11,611
Administrative and Support and Waste Management and Remediation Services	0.67%			1,483,918	1,467,713
1727504		11.24%	6/30/16	5,132	5,076
2451091		19.20%	12/30/17	50,000	49,454
2527471		11.24%	11/20/15	13,202	13,058
2726135		16.00%	6/25/18	68,000	67,257
2850992		11.24%	1/15/16	44,990	44,499
3068330		11.24%	4/15/16	26,103	25,818
3298079		11.24%	9/24/15	81,955	81,060	a
3775731		11.24%	10/19/15	11,102	10,981	a
3865125		11.24%	5/11/16	42,181	41,721

38

Direct Lending Income Fund, LP

(Unaudited)

4136309		15.20%	2/20/17	87,350	86,396
4350035		11.24%	3/4/16	18,625	18,422
4353603		11.24%	3/2/16	32,692	32,335
4710476		11.24%	10/16/15	6,698	6,625
4849552		14.40%	1/8/16	5,847	5,784
4884301		11.24%	1/8/16	8,902	8,804
4953518		11.24%	7/31/15	4,721	4,669
5100289		14.40%	4/1/17	37,205	36,799
5267865		11.24%	12/10/15	24,792	24,521
5706093		11.24%	4/22/16	89,576	88,598
5770216		12.80%	6/30/16	50,000	49,454
6361324		11.24%	4/14/16	86,172	85,231
6615871		11.24%	1/15/16	14,960	14,796
7056095		11.24%	11/20/15	30,807	30,471
7146193		11.24%	4/7/16	60,639	59,977	a
7224260		14.40%	10/3/16	17,635	17,442
7527907		11.24%	3/8/16	15,749	15,577
7604616		11.24%	12/8/15	34,195	33,821
7656377		11.24%	3/18/16	78,694	77,834
7751681		11.24%	7/24/15	28,159	27,851
7766123		11.24%	5/19/16	19,100	18,891
8064419		11.24%	6/15/16	104,354	103,215
8771461		11.24%	3/31/16	49,211	48,674
8786622		11.24%	11/24/15	31,512	31,168
8947783		11.24%	4/1/16	20,716	20,489
9099074		11.24%	5/2/16	91,693	90,692
9592205		11.24%	6/8/16	81,859	80,965
9995579		11.24%	12/2/15	9,391	9,288
Arts, Entertainment, and Recreation	0.12%			270,964	268,005
2452919		19.20%	6/26/16	25,000	24,727
2557057		11.24%	4/29/16	80,291	79,415
3182385		11.24%	6/3/16	34,050	33,678
4492886		14.40%	7/25/16	43,699	43,222
8266281		11.24%	4/20/16	87,924	86,964
Construction	1.39%			3,062,144	3,028,704
1316567		11.24%	12/4/15	47,864	47,341
1325714		11.24%	12/4/15	47,864	47,341
1367946		11.24%	6/30/16	3,396	3,359
1606922		11.24%	4/29/16	51,757	51,192
1697871		11.24%	4/8/16	84,940	84,012
1796719		11.24%	1/14/16	331	327
1846769		11.24%	11/13/15	28,441	28,130
1961627		11.24%	10/30/15	18,422	18,221
2152145		16.00%	3/6/16	34,583	34,205
2376668		11.24%	4/29/16	54,744	54,146
2495970		11.24%	5/10/16	18,557	18,354
2650231		11.24%	4/20/16	87,924	86,964
2658341		11.24%	6/24/16	93,206	92,189
2702373		11.24%	3/11/16	15,237	15,071
2802746		11.24%	3/24/16	43,963	43,483
2805496		11.24%	2/18/16	20,728	20,502
2805510		11.24%	3/10/16	34,842	34,461
2856640		11.24%	3/25/16	14,540	14,381
3010789		11.24%	4/1/16	49,472	48,932
3174310		11.24%	1/14/16	59,394	58,745
3201903		11.24%	9/1/15	6	6

39

Direct Lending Income Fund, LP

(Unaudited)

3695048		11.24%	4/13/16	85,858	84,920
4034014		11.24%	3/24/16	51,900	51,333	a
4107653		11.24%	7/30/15	35,947	35,554
4454076		11.24%	4/21/16	44,120	43,638
4612100		11.24%	10/20/15	34,513	34,137
4716543		11.24%	5/31/16	59,917	59,262
4756317		11.24%	4/29/16	91,240	90,244
4770559		11.24%	8/17/15	10,718	10,601
4895719		11.24%	5/10/16	42,347	41,884
4903236		11.24%	4/29/16	45,620	45,122
5087984		11.24%	10/13/15	12,920	12,778
5139017		11.24%	1/29/16	63,680	62,985
5296548		11.24%	8/17/15	49,249	48,711
5433163		11.24%	10/21/15	39,659	39,226
5469812		11.24%	3/31/16	82,018	81,122
5670442		11.24%	6/14/16	103,931	102,796
5840979		11.24%	3/25/16	56,257	55,643
5960804		11.24%	5/27/16	99,037	97,956
6038141		14.40%	1/22/16	20,702	20,476
6280412		11.24%	2/24/16	21,228	20,996
6319906		11.24%	3/22/16	79,187	78,323
6501571		11.24%	3/23/16	77,391	76,546
6694451		14.40%	7/27/16	37,364	36,956
6859452		11.24%	9/23/15	26,381	26,093
6865830		11.24%	6/16/16	104,685	103,542
6991053		11.24%	1/29/16	63,080	62,391
7405494		11.24%	10/8/15	41,901	41,443
7630132		11.24%	6/14/16	103,931	102,796
7677341		11.24%	12/11/15	20,015	19,796
7678770		11.24%	4/29/16	91,648	90,647
7834567		11.24%	4/5/16	36,675	36,275
8008878		14.40%	12/28/15	11,409	11,284
8018499		11.24%	3/24/16	37,489	37,079
8493563		11.24%	5/17/16	96,241	95,190
8521476		11.24%	3/25/16	78,516	77,659
8968409		11.24%	4/1/16	41,226	40,776
9170223		11.24%	3/16/16	65,432	64,718
9306757		11.24%	12/30/15	55,156	54,553
9377860		11.24%	2/5/16	26,319	26,032
9601259		11.24%	10/28/15	25,898	25,615
9668239		11.24%	4/29/16	54,989	54,388
9816080		11.24%	2/4/16	26,143	25,857
Educational Services	0.12%			256,823	254,018
2559989		11.24%	11/20/15	42,759	42,292
3073402		11.24%	2/18/16	27,636	27,335
3556509		19.20%	10/13/17	56,550	55,932
3777883		11.24%	8/6/15	2,305	2,280
4565905		11.24%	12/10/15	31,339	30,996	a
4729333		11.24%	5/27/16	48,985	48,450
7178021		11.24%	2/23/16	17,614	17,421
9489114		11.24%	11/10/15	8,230	8,140
9540623		11.24%	11/17/15	21,406	21,172
Finance and Insurance	0.18%			390,849	386,581
1269413		11.24%	3/16/16	58,149	57,514
2073825		14.40%	10/1/16	52,930	52,352
3127550		14.40%	1/19/16	15,229	15,063

40

Direct Lending Income Fund, LP

(Unaudited)

3495626		11.24%	6/10/16	40,398	39,957
4368670		11.24%	8/18/15	10,753	10,636
5108206		14.40%	2/18/16	30,839	30,503
5764251		11.24%	6/10/16	21,646	21,410
6197284		11.24%	11/12/15	16,601	16,420
6592804		16.00%	10/16/16	10,643	10,527
7185466		11.24%	2/12/16	67,967	67,225
8905642		13.60%	8/13/16	33,216	32,853
8909457		11.24%	1/29/16	32,477	32,122
Health Care and Social Assistance	1.34%			2,942,813	2,910,676
1036403		11.24%	4/29/16	65,419	64,705
1166569		11.24%	5/18/16	29,001	28,684
1275561		11.24%	1/22/16	27,701	27,399
1311151		11.24%	2/2/16	64,620	63,915
1355641		11.24%	1/26/16	35,001	34,619
1383089		11.24%	7/7/15	305	301
1636058		11.24%	1/28/16	24,282	24,017
1761368		11.24%	8/14/15	14,288	14,132
1835136		11.24%	2/26/16	57,305	56,679
1969398		11.24%	2/18/16	69,091	68,337
2016435		11.24%	1/15/16	5,984	5,919
2084099		14.40%	5/2/17	121,553	120,226
2109448		11.24%	11/10/15	29,356	29,035
2211042		11.24%	10/19/15	34,050	33,678
2270652		11.24%	6/10/16	14,489	14,331
2322664		11.24%	12/30/15	27,578	27,277
2583704		11.24%	8/25/15	1,764	1,745
2703695		11.24%	10/9/15	5,116	5,060
2965567		11.24%	11/25/15	18,132	17,934
3042072		11.24%	11/20/15	45,221	44,727	a
3096114		11.24%	6/10/16	45,045	44,553
3113762		11.24%	4/22/16	44,788	44,299
3197318		11.24%	6/22/16	47,871	47,348
3284981		11.24%	12/29/15	27,414	27,115
3376871		11.24%	10/22/15	35,245	34,861
3561453		11.24%	11/25/15	22,664	22,417
3687182		11.24%	3/30/16	81,707	80,815
3689158		11.24%	3/18/16	27,543	27,242
3832943		16.00%	3/25/17	40,343	39,903
3842068		11.24%	3/16/16	7,753	7,669
3947547		11.24%	5/27/16	99,449	98,363
4042247		11.24%	5/11/16	23,654	23,396
4101940		11.24%	6/30/16	2	2
4130338		11.24%	3/24/16	34,770	34,390
4188286		11.24%	5/17/16	44,850	44,360
4217760		11.24%	5/3/16	20,820	20,593
4267649		11.24%	1/27/16	62,794	62,108
4274881		11.24%	3/30/16	36,768	36,367
4442890		11.24%	1/19/16	51,320	50,760
4667516		11.24%	10/30/15	71,192	70,415	a
4907971		11.24%	1/8/16	31,988	31,638
4966536		11.24%	4/12/16	21,869	21,630
5175053		11.24%	4/27/16	90,489	89,501
5515085		11.24%	5/18/16	45,577	45,080
5571497		11.24%	2/4/16	9,804	9,697
5701845		11.24%	6/10/16	41,231	40,781

41

Direct Lending Income Fund, LP

(Unaudited)

5976899		14.40%	3/13/17	89,394	88,417
5991253		11.24%	7/30/15	8,490	8,397
5991529		11.24%	2/16/16	13,671	13,521
6074473		11.24%	6/15/16	31,306	30,964
6284969		11.24%	12/30/15	50,334	49,784	a
6411940		11.24%	6/30/16	193	191
6523247		11.24%	11/23/15	22,017	21,776
6533985		11.24%	12/28/15	54,303	53,710
6712844		11.24%	12/17/15	20,700	20,474
6725450		11.24%	1/8/16	10,401	10,288
6976295		11.24%	4/14/16	67,649	66,910
7119617		11.24%	11/9/15	28,405	28,094
7316908		11.24%	3/30/16	61,280	60,611
7332432		11.24%	3/24/16	11,990	11,859
7382628		11.24%	12/29/15	25,221	24,946
7387222		11.24%	1/14/16	59,394	58,745
7683856		11.24%	4/29/16	35,954	35,561
7949272		11.24%	6/30/16	1,921	1,900	a
8041058		11.24%	1/14/16	29,697	29,373
8147470		11.24%	4/12/16	84,627	83,703
8180643		14.40%	4/14/16	22,062	21,821
8421754		16.00%	6/27/16	34,091	33,719
8652145		11.24%	9/29/15	1,985	1,964
8729042		11.24%	4/15/16	86,604	85,658
8780827		11.24%	3/11/16	76,181	75,349
8916563		11.24%	9/23/15	13,203	13,059
8966473		11.24%	3/23/16	45,519	45,022
9045700		16.00%	6/22/16	34,961	34,579
9087102		11.24%	6/1/16	54,645	54,049
9125304		11.24%	10/30/15	36,487	36,089
9146500		11.24%	9/29/15	16,162	15,986
9668628		11.24%	12/7/15	24,197	23,933
9779152		11.24%	10/14/15	32,564	32,208
Information	0.04%			97,484	96,419
5974343		11.24%	9/23/15	48,460	47,930
9858639		11.24%	3/30/16	49,024	48,489
Manufacturing	0.68%			1,499,491	1,483,116
1012685		11.24%	8/20/15	4,828	4,775
1670522		11.24%	4/7/16	84,098	83,180
1951580		11.24%	4/26/16	54,034	53,444
2098743		11.24%	8/6/15	11,529	11,403
2888841		11.24%	11/10/15	40,374	39,933
2920819		11.24%	8/18/15	7,970	7,883
3237497		11.24%	5/20/16	77,896	77,046
3239444		12.80%	2/27/18	159,293	157,554
3437883		11.24%	3/11/16	22,641	22,394
3643600		11.24%	12/30/15	55,156	54,553
4182220		11.24%	3/11/16	57,136	56,512
4423928		17.60%	5/12/16	55,994	55,382
4697819		14.40%	2/19/16	15,077	14,912
5126076		11.24%	4/29/16	84,381	83,459
5737161		11.24%	5/27/16	99,037	97,955
6225413		11.24%	12/2/15	23,428	23,172
6592372		11.24%	10/30/15	18,958	18,751
6630717		16.00%	2/19/17	51,527	50,964
7116223		11.24%	1/12/16	29,368	29,047

42

Direct Lending Income Fund, LP

(Unaudited)

7205826		11.24%	1/11/16	45,753	45,253
7211165		11.24%	12/10/15	38,363	37,944	a
7624433		11.24%	8/6/15	11,529	11,403
8205711		11.24%	6/30/16	8,998	8,900	a
8218690		11.24%	6/30/16	14,342	14,186
8415545		14.40%	6/24/16	27,314	27,016
8835148		11.24%	4/14/16	27,403	27,104
8915849		11.24%	8/14/15	21,553	21,318	a
9089728		11.20%	2/19/17	110,690	109,482
9291443		11.24%	10/21/15	41,400	40,948	a
9447006		11.24%	5/5/16	61,856	61,180
9465767		11.24%	4/29/16	49,945	49,400
9519648		11.24%	12/23/15	51,986	51,418
9559346		11.24%	1/14/16	35,635	35,246
Mining, Quarrying, and Oil and Gas Extraction	0.03%			56,003	55,391
2533543		11.24%	5/19/16	56,003	55,391
Professional, Scientific, and Technical Services	0.61%			1,338,925	1,324,303
1124656		11.24%	1/29/16	15,283	15,116
1284887		11.24%	5/27/16	99,449	98,363
1285298		11.24%	12/21/15	28,954	28,638
1376688		14.40%	9/19/16	32,218	31,867
1865584		17.60%	5/27/16	23,265	23,011
1944591		11.24%	11/12/15	41,508	41,055
2194029		11.24%	2/11/16	67,398	66,662
2374646		11.24%	6/30/16	34,754	34,374	a
2425454		11.24%	12/14/15	50,562	50,010
2499949		11.24%	2/25/16	35,632	35,242
3011304		14.40%	12/30/15	14,252	14,096
3072816		11.24%	3/24/16	25,178	24,903
3608050		11.20%	2/27/17	85,152	84,222
3939734		11.24%	4/27/16	90,489	89,501
4087167		11.24%	2/17/16	20,597	20,372
6105141		11.24%	3/29/16	40,636	40,193
6487426		11.24%	12/29/15	35,286	34,901	a
6611538		11.24%	4/1/16	92,759	91,746
7766391		11.24%	4/8/16	18,602	18,398
7854068		11.24%	3/18/16	38,519	38,098
8087362		11.24%	11/17/15	21,406	21,172
8100253		11.24%	5/6/16	27,592	27,290
8113812		16.00%	12/27/16	94,397	93,366
8601987		16.00%	2/13/16	68,770	68,019
8639309		16.00%	9/17/16	25,137	24,863
8648042		11.24%	1/29/16	20,378	20,156
8922218		11.24%	12/28/15	5,430	5,371
9367431		11.24%	2/1/16	19,254	19,043
9377296		14.40%	2/24/17	104,219	103,081
9980641		11.24%	4/12/16	61,848	61,173
Real Estate and Rental and Leasing	0.15%			321,683	318,170
5414449		11.24%	4/1/16	19,377	19,165
7021391		12.00%	8/13/16	39,805	39,370
7114400		11.24%	3/31/16	49,211	48,674
8429440		12.80%	12/26/16	175,000	173,089
8764618		13.60%	3/13/16	38,290	37,872
Retail Trade	2.81%			6,184,893	6,117,350
1002135		11.24%	3/25/16	24,754	24,484
1123654		11.24%	4/20/16	25,498	25,219

43

Direct Lending Income Fund, LP

(Unaudited)

1157065	11.24%	5/27/16	95,752	94,706
1170769	11.24%	6/2/16	56,817	56,197
1256719	11.24%	5/27/16	99,449	98,363
1272884	11.24%	11/5/15	27,699	27,397
1490044	11.24%	7/28/15	2,553	2,525
1553958	11.24%	2/19/16	34,765	34,385
1580015	11.24%	7/13/15	3,433	3,396
1599599	9.74%	6/30/16	62,275	61,595	a
1599835	11.24%	3/23/16	20,304	20,083
1653717	11.24%	4/26/16	35,122	34,738
1699941	11.24%	1/7/16	31,534	31,190
1850035	11.24%	2/16/16	67,065	66,332
1852480	11.24%	3/29/16	34,863	34,483
2019089	11.24%	4/13/16	63,190	62,499
2135555	11.24%	5/18/16	92,042	91,037
2262397	11.24%	3/4/16	34,166	33,793
2584460	11.24%	12/7/15	48,394	47,866
2736865	11.24%	3/9/16	15,087	14,922
2784323	11.24%	2/25/16	21,359	21,125
2816216	11.24%	6/14/16	62,358	61,677
2843530	11.24%	8/17/15	14,884	14,721
2916386	11.24%	12/24/15	54,076	53,486
2932840	11.24%	1/27/16	7,535	7,452
2976066	11.24%	6/30/16	17,696	17,503	a
2991141	11.24%	4/12/16	85,426	84,493
3046308	11.24%	5/6/16	93,307	92,288
3047480	11.24%	2/22/16	24,506	24,239
3102388	11.24%	3/24/16	79,932	79,059
3144424	11.24%	6/30/16	839	830	a
3180398	11.24%	1/25/16	46,978	46,465
3522743	11.24%	12/30/15	55,156	54,553
3530934	11.24%	5/12/16	48,038	47,514
3652483	11.24%	10/30/15	45,179	44,686
3662714	13.60%	8/27/17	200,032	197,848
3698494	11.24%	11/13/15	18,689	18,485
3714606	11.24%	8/21/15	10,234	10,123
3720270	11.24%	1/29/16	49,753	49,210
3808740	11.24%	6/1/16	53,152	52,572
3811575	11.24%	11/20/15	8,800	8,704
3922990	11.24%	5/27/16	24,759	24,489
3981979	11.24%	5/10/16	72,523	71,731
3984260	11.24%	1/19/16	9,056	8,957
4045092	16.00%	8/25/17	237,381	234,789
4049539	11.24%	1/25/16	46,544	46,035
4051100	11.24%	3/18/16	17,312	17,123
4158387	11.24%	2/23/16	42,273	41,812
4186781	11.24%	1/14/16	59,394	58,745
4205859	11.24%	11/18/15	71,071	70,295
4207463	11.24%	6/30/16	2,284	2,259
4257031	11.24%	1/13/16	50,695	50,142
4306987	11.24%	10/13/15	15,843	15,670
4413101	11.24%	3/4/16	14,900	14,738
4426940	11.24%	12/22/15	14,925	14,762
4489834	11.24%	3/30/16	53,110	52,530
4544602	11.24%	3/10/16	78,324	77,468
4570943	11.24%	9/17/15	50,832	50,277

44

Direct Lending Income Fund, LP

(Unaudited)

4592709	11.24%	7/7/15	26,254	25,968	a
4612733	11.24%	3/25/16	49,506	48,965
4703035	11.24%	3/23/16	31,849	31,502
4761594	11.24%	2/16/16	45,591	45,093
4767276	18.40%	7/11/16	42,945	42,476
4836216	14.40%	9/28/16	54,375	53,781
4941812	11.24%	11/25/15	27,196	26,899
4964422	11.24%	4/27/16	17,193	17,005
4976360	16.00%	5/27/16	23,388	23,133
4995526	11.24%	10/26/15	80,343	79,466	a
4998364	11.24%	10/7/15	12,302	12,167
5096515	11.24%	8/5/15	48,675	48,143
5096722	11.24%	3/31/16	93,363	92,343
5167625	11.24%	3/25/16	39,808	39,374
5215837	11.24%	6/30/16	11,822	11,693	a
5266799	11.24%	8/14/15	8,571	8,477
5357087	11.24%	11/12/15	15,979	15,805
5367829	11.24%	10/16/15	11,555	11,429
5409627	11.24%	3/25/16	11,309	11,186
5451709	11.24%	4/8/16	31,975	31,626
5464833	11.24%	11/12/15	31,129	30,789
5505697	11.24%	9/27/15	14,048	13,895	a
5514490	11.24%	5/17/16	65,444	64,729
5600667	11.24%	5/17/16	93,557	92,536
5687028	11.24%	4/1/16	82,864	81,959
5945130	11.24%	3/24/16	27,193	26,896
5990935	11.24%	3/30/16	69,451	68,692
6001742	11.24%	11/12/15	41,505	41,052
6014485	11.24%	10/16/15	33,491	33,125
6094144	11.24%	1/19/16	24,151	23,887
6099064	11.24%	7/24/15	1,484	1,468
6124891	11.24%	1/29/16	31,839	31,492
6234705	11.24%	11/23/15	14,670	14,510
6244130	11.24%	12/2/15	37,564	37,154
6245734	11.24%	9/25/15	9,561	9,456
6432094	11.24%	2/18/16	34,545	34,168
6601798	11.24%	4/27/16	45,244	44,750
6810535	11.24%	5/5/16	55,725	55,117
6835506	11.24%	3/11/16	38,701	38,279
6853233	11.24%	10/13/15	32,295	31,942
6900097	14.40%	9/6/16	22,542	22,296
7038647	11.24%	12/14/15	16,180	16,004
7124247	11.24%	3/18/16	77,223	76,379
7142952	11.24%	5/17/16	25,985	25,701
7145146	11.24%	4/29/16	53,727	53,140
7236108	11.24%	3/25/16	21,003	20,774
7453857	14.40%	10/6/16	47,055	46,541
7507893	11.24%	6/30/16	25	25
7543430	11.24%	3/30/16	16,341	16,163
7558783	11.24%	5/13/16	61,676	61,002
7562998	11.24%	2/24/16	45,991	45,488
7727390	11.24%	9/22/15	17,690	17,497
7765794	11.24%	4/29/16	90,732	89,741
7786016	11.24%	7/27/15	26,990	26,695	a
7821330	11.24%	2/25/16	30,614	30,279
7880802	11.24%	12/1/15	28,005	27,699

45

Direct Lending Income Fund, LP

(Unaudited)

7963408		11.24%	1/21/16	45,402	44,907
8086976		11.24%	12/9/15	48,435	47,906
8192974		11.24%	5/11/16	28,385	28,075
8207769		11.24%	5/6/16	60,649	59,987
8216805		11.24%	10/29/15	76,377	75,543	a
8387401		11.24%	2/19/16	69,530	68,771
8412646		11.24%	2/26/16	71,630	70,848
8444217		11.24%	2/25/16	71,193	70,415
8522606		11.24%	1/29/16	62,480	61,798
8557454		11.24%	6/30/16	169	167
8771042		11.24%	5/27/16	93,903	92,878
8774693		11.24%	10/16/15	45,396	44,900	a
8777438		11.24%	10/30/15	22,750	22,501
8862468		11.24%	9/28/15	19,223	19,013
8949963		11.24%	7/16/15	2,322	2,297
8962285		11.24%	7/2/15	190	188
8983567		11.24%	2/23/16	9,864	9,756
9240093		11.24%	12/30/15	14,340	14,183
9247846		11.24%	1/21/16	42,779	42,312
9279080		11.24%	12/10/15	34,710	34,331
9314727		11.24%	2/12/16	50,879	50,323
9376477		11.24%	3/7/16	28,333	28,024
9376487		11.24%	2/25/16	42,715	42,248
9480019		11.24%	11/3/15	9,548	9,444
9540503		11.24%	3/23/16	31,849	31,502
9618729		11.24%	12/2/15	8,452	8,360
9660684		17.60%	6/20/16	59,107	58,462
9674079		11.24%	5/3/16	90,412	89,424
9781655		11.24%	12/4/15	71,501	70,721	a
9837372		11.24%	1/29/16	38,207	37,790
9972677		14.40%	5/11/18	150,000	148,362
Transportation and Warehousing	0.57%			1,256,638	1,242,915
1116064		11.24%	3/31/16	60,938	60,273
1121926		11.24%	4/5/16	83,352	82,442
1653148		11.24%	2/16/16	47,849	47,326
1802158		11.24%	4/8/16	42,470	42,006
1872203		11.24%	10/5/15	21,085	20,855
1988996		11.24%	10/30/15	6,625	6,552
2309776		11.24%	7/30/15	4,619	4,568
3005432		11.24%	11/25/15	49,019	48,484
3238340		11.24%	3/22/16	23,756	23,496
3314376		11.24%	8/27/15	0	0
3497147		11.24%	3/30/16	49,024	48,489
3498514		11.24%	12/30/15	55,156	54,553
4128103		11.24%	1/21/16	42,779	42,312
4159054		11.24%	12/2/15	37,565	37,155
5077396		14.40%	5/6/18	26,057	25,773
5204968		11.24%	4/29/16	18,329	18,129
5400087		11.24%	11/24/15	45,019	44,527
5474904		16.00%	5/12/17	133,253	131,798
5492192		11.24%	2/11/16	67,398	66,662
6065668		11.24%	6/30/16	22,335	22,092
7032156		11.24%	7/10/15	1,327	1,313
7290235		11.24%	2/8/16	39,776	39,342
7620139		11.24%	10/9/15	17,585	17,393
8143848		11.24%	2/1/16	44,926	44,435

46

Direct Lending Income Fund, LP

(Unaudited)

8412481		11.24%	1/27/16	62,794	62,108
8541934		11.24%	12/17/15	6,209	6,142
8573456		11.24%	5/27/16	99,037	97,955
8864289		11.24%	2/19/16	69,530	68,771
9231899		11.24%	8/14/15	30,409	30,077	a
9236171		11.24%	3/11/16	48,416	47,887	a
Utilities	0.02%			45,663	45,164
1471375		11.24%	6/30/16	45,663	45,164	a
Wholesale Trade	0.97%			2,127,911	2,104,673
1197763		11.24%	4/22/16	40,084	39,647
1299639		19.20%	9/13/15	4,661	4,610
1359145		15.20%	2/17/17	72,497	71,705
1491986		11.24%	10/23/15	45,842	45,341	a
2279830		11.24%	6/3/16	59,524	58,874
2374602		11.24%	8/26/15	13,872	13,720
2491070		11.24%	6/30/16	5,809	5,746
2497831		11.24%	10/21/15	34,784	34,404
2596433		11.24%	12/28/15	32,582	32,226
2715088		11.24%	5/17/16	92,126	91,120
2933930		11.24%	1/27/16	327	323
3293412		11.24%	12/22/15	37,225	36,818
3336501		11.24%	1/25/16	43,442	42,967
3362405		19.20%	11/20/15	18,182	17,983
3518224		11.24%	6/30/16	14,138	13,983	a
3561734		11.24%	2/12/16	64,761	64,054
3701119		11.24%	3/30/16	24,588	24,320
3952556		11.24%	11/25/15	45,148	44,655	a
4163515		11.24%	8/27/15	18,248	18,049
4223656		11.24%	12/29/15	54,828	54,229
4344945		11.24%	12/16/15	51,299	50,739
4350401		11.24%	6/24/16	87,850	86,890
4682912		11.24%	3/31/16	18,138	17,940
4749427		11.24%	12/10/15	49,583	49,042
4776802		11.24%	12/16/15	20,519	20,295
5835388		11.24%	6/30/16	20,131	19,911
5962339		11.24%	4/15/16	43,302	42,829
6066474		11.24%	4/26/16	47,730	47,209
6178390		11.24%	3/24/16	22,700	22,452
6223791		11.24%	5/4/16	37,300	36,892
6709935		11.24%	1/29/16	59,261	58,614
6912455		11.24%	6/30/16	27,999	27,693	a
6922072		11.24%	12/21/15	3,134	3,100
7015605		11.24%	3/11/16	76,601	75,764
7156971		11.24%	1/26/16	62,501	61,819
7192855		17.60%	6/20/16	70,000	69,236
7341409		11.24%	3/22/16	19,797	19,580
7380647		11.24%	5/13/16	95,776	94,730
7562465		11.24%	10/19/15	17,025	16,839
7722013		11.24%	11/18/15	24,941	24,668
7851135		11.24%	3/2/16	43,590	43,114
8533400		11.24%	5/27/16	24,759	24,489
8766429		19.20%	3/7/16	36,614	36,214
8815600		11.24%	5/27/16	73,782	72,976
9236352		11.24%	10/6/15	20,796	20,569
9241430		11.24%	10/23/15	35,708	35,318
9437525		11.24%	2/12/16	48,779	48,247

47

Direct Lending Income Fund, LP

(Unaudited)

9457983		11.24%	4/26/16	60,002	59,346
9481176		11.24%	6/30/16	8,183	8,094	a
9484005		11.24%	3/24/16	39,966	39,529
9515660		11.24%	6/8/16	102,324	101,206
9604935		11.24%	12/30/15	55,156	54,553
Other Services (except Public Administration)	1.10%			2,425,526	2,399,038
1031408		11.24%	5/11/16	62,447	61,765
1135460		11.24%	9/24/15	5,369	5,311
1328529		11.24%	6/30/16	8,771	8,675
1447798		11.24%	1/11/16	43,757	43,279	a
1535211		11.24%	3/23/16	15,925	15,751
1674525		11.24%	12/30/15	14,616	14,457
2023318		11.24%	8/26/15	7,194	7,115
2052377		11.24%	1/15/16	44,879	44,389
2237007		11.24%	11/25/15	36,263	35,867
2251090		11.24%	3/18/16	18,081	17,884
2340976		11.24%	10/28/15	18,497	18,295
2349054		11.24%	11/10/15	20,386	20,164
2549530		11.24%	5/18/16	34,607	34,230
2604874		11.24%	10/22/15	19,032	18,824
2921237		11.24%	3/18/16	14,032	13,879
3231714		11.24%	6/24/16	24,641	24,372
3277158		11.24%	1/28/16	41,104	40,655
3354252		11.24%	3/11/16	13,095	12,952
3986538		11.24%	11/24/15	24,759	24,489
4007029		11.24%	6/21/16	21,191	20,960
4068479		11.24%	1/29/16	31,203	30,863
4210400		11.24%	5/19/16	96,942	95,883
4368909		11.24%	4/15/16	8,701	8,606
4489833		11.24%	2/19/16	20,860	20,632
4652429		11.24%	5/6/16	14,707	14,547
4847599		11.24%	3/23/16	93,159	92,142
4910190		11.24%	8/11/15	9,812	9,705
4973992		11.24%	12/30/15	11,973	11,843
5069084		11.24%	2/18/16	6,909	6,833
5123433		11.24%	1/22/16	12,310	12,176
5203929		19.20%	12/26/16	89,154	88,181
5329846		11.24%	3/23/16	79,623	78,754
5525184		11.24%	11/23/15	16,892	16,708
5573638		11.24%	12/3/15	28,445	28,134
5697699		11.24%	4/19/16	25,023	24,750
5756625		16.80%	5/20/16	92,468	91,458
5927298		11.24%	3/2/16	43,590	43,114
5937098		11.24%	2/11/16	67,398	66,662
6114692		11.24%	3/30/16	49,024	48,489
6219034		11.24%	1/13/16	33,012	32,651
6233145		11.24%	1/29/16	25,472	25,194
6473561		11.24%	6/30/16	5,036	4,981
6511156		11.24%	4/29/16	18,329	18,129
6540415		11.24%	5/19/16	72,707	71,913
6612294		11.24%	5/18/16	23,269	23,015
6644313		11.24%	12/9/15	12,283	12,149
6878802		11.24%	1/12/16	46,989	46,476
6935672		11.24%	8/18/15	7,462	7,380
7036116		11.24%	2/19/16	69,530	68,771
7109148		11.24%	8/11/15	3,282	3,246

48

Direct Lending Income Fund, LP

(Unaudited)

7124707		11.24%	3/2/16	7,265	7,185
7124799		11.24%	2/19/16	20,860	20,632
7158732		11.24%	10/20/15	5,176	5,119
7280201		11.24%	3/24/16	32,852	32,493
7289142		11.24%	4/29/16	86,153	85,212
7522187		11.24%	12/17/15	9,316	9,214
7523499		11.24%	12/15/15	9,385	9,283
7720154		11.24%	5/27/16	78,833	77,973
7772459		11.24%	1/11/16	11,658	11,531
8023304		11.24%	11/27/15	26,120	25,835
8108884		11.24%	12/17/15	51,751	51,186
8153031		14.40%	5/6/16	21,890	21,651
8183472		11.24%	6/17/16	105,528	104,376
8275784		11.24%	8/6/15	4,611	4,560
8281303		11.24%	3/16/16	11,630	11,503
8531284		11.24%	5/31/16	60,915	60,250
8652664		11.24%	2/2/16	13,570	13,422
8768846		11.24%	1/15/16	7,180	7,102
8862769		11.24%	11/10/15	28,541	28,230
8947355		11.24%	11/20/15	8,800	8,704
8948250		11.24%	6/17/16	14,774	14,613
8982686		11.24%	10/20/15	34,024	33,652
9046822		11.24%	12/29/15	24,674	24,404
9053337		11.24%	4/15/16	33,064	32,703
9522786		11.24%	10/26/15	13,055	12,913
9803828		11.24%	3/30/16	13,890	13,738
9857932		11.24%	6/15/16	50,090	49,543
9989784		11.24%	10/23/15	35,708	35,318
Payment Dependent Promissory Notes (Quarterspot Inc.) (d)	18.85%			41,480,374	41,027,384
Accommodation and Food Services	1.04%			2,294,407	2,269,350
1036098		26.34%	7/3/15	15,534	15,364
1317483		29.47%	1/28/16	14,585	14,426
1376541		39.58%	6/10/16	33,865	33,495
1502447		25.79%	5/1/16	29,181	28,862
1572779		24.75%	2/29/16	36,591	36,192
1596891		18.81%	11/11/15	23,984	23,722
1687019		26.77%	7/24/15	13,502	13,355
1863575		23.89%	2/12/16	34,132	33,759
2093076		23.83%	7/1/15	6	6
2298536		46.92%	9/26/15	22,611	22,364
2325577		38.82%	11/16/15	12,707	12,568
2571277		34.76%	7/1/15	4	4
2628768		27.41%	6/9/16	16,344	16,166
2669364		14.27%	7/20/15	7,122	7,044
2684069		48.80%	3/1/16	13,895	13,744
2789844		20.45%	12/4/15	36,024	35,631
3052993		21.31%	3/11/16	46,590	46,081
3391713		42.09%	4/25/16	108,947	107,757
3397742		23.78%	5/4/16	14,214	14,058
3586239		31.11%	4/22/16	21,248	21,016
3723934		33.57%	9/13/15	24,320	24,054
3809611		28.93%	7/1/15	42	42
4033768		18.37%	11/2/15	47,349	46,832
4378360		42.09%	4/25/16	21,789	21,551
4461682		21.33%	8/8/15	15,333	15,165
4529926		22.37%	5/23/16	57,544	56,915

49

Direct Lending Income Fund, LP

(Unaudited)

4543348		23.25%	4/22/16	53,921	53,332
4609157		23.33%	10/20/15	25,150	24,875
4628997		20.89%	3/26/16	28,000	27,694
4742874		56.60%	10/19/15	29,702	29,377
4956552		20.89%	1/21/16	42,612	42,147
5082647		31.11%	4/22/16	106,242	105,082
5232963		14.26%	7/2/15	462	457
5430852		27.09%	4/11/16	59,286	58,638
5956031		25.90%	12/28/15	15,749	15,577
6031016		34.39%	5/20/16	35,076	34,693
6073242		23.86%	11/19/15	27,507	27,206
6121804		41.40%	7/4/15	1,331	1,317
6218873		36.62%	2/13/16	46,177	45,673
6238653		25.92%	1/28/16	33,414	33,049
6374908		33.66%	5/27/16	90,445	89,457
6820957		24.00%	8/6/15	12,331	12,196
6981376		34.01%	6/18/16	99,701	98,613
7237666		24.66%	5/21/16	35,378	34,992
7240937		38.12%	1/30/16	20,047	19,828
7244250		31.32%	10/28/15	3,923	3,880	a
7300595		23.33%	5/26/16	27,392	27,092
7571048		49.72%	9/25/15	5,273	5,216
7649489		17.38%	7/27/15	11,919	11,789
7710705		20.18%	1/1/16	35,348	34,962
7856145		35.07%	6/23/16	47,321	46,804
7948480		34.19%	1/7/16	14,481	14,323
7959580		44.86%	5/14/16	7,334	7,254
8121091		33.81%	3/10/16	15,097	14,932
8156316		22.75%	1/2/16	28,231	27,923
8211581		32.73%	7/8/15	2,117	2,094
8220352		24.00%	2/26/16	20,737	20,511
8286682		23.69%	1/16/16	75,212	74,391
8295877		26.68%	10/31/15	29,701	29,377
8391234		28.59%	6/12/16	145,985	144,391
8628217		32.04%	4/24/16	33,038	32,677
8861273		46.42%	11/20/16	7,890	7,804
8881169		25.53%	8/2/15	39,523	39,091
8906154		25.00%	5/23/16	116,138	114,870
8933082		41.33%	7/19/15	10,695	10,578
9051933		23.52%	1/23/16	22,892	22,642
9317883		26.00%	4/25/16	21,425	21,191
9331484		52.28%	7/23/15	1,157	1,145
9677424		23.33%	11/16/15	19,267	19,056
9799788		26.00%	4/25/16	107,124	105,954
9910695		46.43%	1/4/16	15,194	15,028
Administrative and Support and Waste Management and Remediation Services	1.23%			2,696,239	2,666,795
1100056		14.27%	7/26/15	24,895	24,623
1178771		27.36%	1/29/16	64,421	63,717
1383234		23.89%	12/28/15	7,245	7,166
1455918		19.81%	5/16/16	19,248	19,038
1457632		24.63%	12/6/15	34,113	33,740
1504511		28.55%	5/12/16	71,766	70,982
1889403		22.82%	4/29/16	21,520	21,285
1918974		28.98%	2/21/16	87,001	86,051
2165936		28.46%	5/15/16	35,433	35,046
2186334		35.86%	12/24/15	22,752	22,504

50

Direct Lending Income Fund, LP

(Unaudited)

2353013		22.82%	4/29/16	107,599	106,424
2567371		22.30%	5/2/16	109,054	107,863
3001078		19.78%	5/1/16	34,226	33,853
3014154		20.00%	1/16/16	53,807	53,219
3077144		35.10%	6/18/16	31,592	31,247
3120700		32.09%	6/17/16	59,973	59,318
3313898		39.70%	1/18/16	23,420	23,164
3314530		25.49%	3/12/16	17,958	17,762
3461066		23.69%	3/20/16	30,631	30,297
3521029		40.73%	6/30/15	63,157	62,467
3634420		46.32%	3/14/16	64,710	64,003
3664364		19.36%	12/21/15	107,990	106,811
3680637		29.40%	5/22/16	64,001	63,302
3705459		30.31%	6/10/16	81,131	80,245
3832512		19.90%	1/21/16	28,159	27,851
4018991		37.16%	3/3/16	90,254	89,268
4139736		31.47%	4/24/16	71,181	70,403
4339916		25.72%	5/7/16	116,896	115,620
4342722		18.35%	12/3/15	10,396	10,282
4430971		33.83%	5/23/16	116,539	115,266
4989337		15.44%	11/30/15	51,771	51,206
5197766		31.83%	3/19/16	14,646	14,486
5460783		22.78%	12/21/15	53,363	52,780
5619171		19.78%	1/25/16	77,748	76,899
5751486		33.26%	7/1/15	8	8
5912321		32.49%	6/10/16	28,022	27,716
5981782		49.19%	1/31/16	4,996	4,942
6034043		37.01%	5/30/16	7,089	7,012
6210041		29.68%	7/21/15	195	193
6218303		16.89%	12/26/15	27,900	27,596
6281066		21.69%	5/16/16	13,761	13,611
6688666		42.45%	9/20/15	5,272	5,214
6905677		22.30%	5/2/16	21,811	21,573
7038512		49.19%	1/31/16	99,926	98,835
7682676		20.28%	1/28/16	37,507	37,098
7937114		23.03%	2/19/16	29,664	29,340
7966434		24.94%	3/28/16	9,881	9,773
8049486		23.32%	1/8/16	8,184	8,095
8110121		25.72%	5/7/16	23,379	23,124
8520282		21.48%	4/28/16	10,269	10,157
9005113		34.03%	7/7/15	5	5
9011310		27.01%	1/21/16	21,121	20,890
9016265		26.82%	10/24/15	37,561	37,151
9161681		24.32%	3/19/16	32,134	31,783
9166482		24.37%	3/3/16	14,084	13,930
9183931		25.25%	2/22/16	63,055	62,366
9283630		19.44%	11/28/15	55,969	55,357
9284784		17.63%	11/27/15	32,738	32,381
9643179		35.12%	2/18/16	11,958	11,827
9651615		23.89%	1/1/16	15,009	14,845
9670469		26.72%	2/25/16	63,612	62,917
9878173		30.48%	2/22/16	90,612	89,622
9929990		22.27%	1/6/18	61,354	60,684
9934531		34.75%	7/10/15	568	562
Arts, Entertainment, and Recreation	0.44%			963,714	953,190
1424784		27.30%	1/8/16	92,674	91,662

51

Direct Lending Income Fund, LP

(Unaudited)

1737931		25.56%	12/6/15	22,029	21,789	a
2261837		31.21%	2/14/16	13,099	12,956
2263748		34.19%	7/1/15	6	6
2345776		34.24%	8/3/15	12,747	12,608
2496042		21.12%	5/13/16	31,632	31,287
3787547		35.46%	5/28/16	38,415	37,996
3927653		51.54%	7/24/15	10,993	10,873
3968293		19.75%	3/26/16	20,184	19,963
4062674		38.07%	4/28/16	39,112	38,685
4514299		22.22%	6/12/16	32,078	31,728
5325985		19.75%	3/26/16	100,918	99,816
5953116		27.11%	5/16/16	114,564	113,313
6397497		32.47%	6/10/16	25,606	25,326
6852310		36.13%	3/20/16	37,242	36,835
6904216		22.58%	5/23/16	98,389	97,315
7636380		26.82%	9/10/15	41,686	41,231
7639079		28.87%	5/27/16	116,335	115,065
7772355		33.83%	2/12/16	20,694	20,468
8987743		31.52%	2/22/16	25,834	25,552
9011886		18.86%	12/14/15	69,477	68,718
Construction	1.23%			2,706,724	2,677,165
1067596		25.74%	4/16/16	103,887	102,753
1114061		57.14%	4/19/17	28,634	28,321
1152553		35.65%	6/18/16	68,123	67,379
1166670		19.13%	12/28/15	43,393	42,919
1606393		23.42%	5/26/16	33,428	33,063
1610390		32.53%	6/18/16	143,116	141,553
2072918		41.35%	2/21/16	9,429	9,326
2355431		24.85%	12/12/15	29,646	29,322
2395008		34.80%	6/2/16	117,299	116,019
2456873		25.90%	2/8/16	16,864	16,680
2494916		39.52%	3/24/16	18,926	18,720
2747923		23.75%	2/5/16	97,897	96,828
2845960		42.64%	1/11/16	40,690	40,245
2867403		26.53%	4/7/16	53,729	53,143
3012757		34.41%	10/23/15	54,039	53,449	a
3027838		23.19%	6/5/16	143,157	141,593
3031001		44.30%	8/7/15	19,378	19,166
3198181		23.75%	2/5/16	19,579	19,365
3400001		48.10%	6/4/17	34,333	33,958
3468901		31.01%	11/20/15	43,585	43,109
3731931		27.41%	6/2/16	52,385	51,813
4126329		35.58%	6/4/16	12,946	12,805
4237191		25.00%	4/28/16	88,846	87,876
4444392		31.33%	12/5/15	17,295	17,106
4471236		35.06%	11/15/15	86,269	85,327
4600174		44.82%	3/10/16	14,689	14,528
4644241		26.84%	4/1/16	26,873	26,580
5065922		24.79%	4/29/16	15,521	15,352
5275138		22.72%	6/24/16	150,000	148,362
5473982		35.07%	6/5/16	2,701	2,671
6248693		23.52%	2/28/16	17,765	17,571
6320384		23.40%	12/1/15	72,103	71,316
6346019		28.91%	6/24/16	33,000	32,640
6425584		43.81%	1/30/16	19,716	19,501
6435283		25.32%	5/1/16	32,652	32,295

52

Direct Lending Income Fund, LP

(Unaudited)

6681162		30.42%	4/17/16	104,910	103,764
6699510		23.92%	4/17/16	104,089	102,952
7447638		25.90%	2/8/16	84,323	83,402
7806142		53.15%	9/15/15	21,998	21,758
7956167		23.52%	2/28/16	89,442	88,466
8310350		45.22%	12/21/15	39,716	39,282
8433615		30.90%	12/12/15	63,393	62,700
8519627		41.65%	1/31/16	13,547	13,399
8732675		40.22%	11/19/15	42,632	42,166
8782466		23.03%	12/25/15	85,848	84,910
8790461		28.22%	4/22/16	4,238	4,192
9169949		19.54%	12/7/15	17,289	17,101
9286847		32.98%	3/28/16	43,257	42,784
9291072		24.79%	4/15/16	61,965	61,288
9443058		23.20%	1/25/16	78,072	77,219
9609950		31.21%	1/18/16	46,693	46,183
9809991		25.34%	1/29/16	36,138	35,744
9831989		35.07%	6/11/16	7,279	7,200
Educational Services	0.21%			470,280	465,144
1784294		20.36%	3/5/16	11,901	11,771
3199960		29.45%	5/14/16	40,624	40,180
3512718		35.49%	3/17/16	58,425	57,787
3634358		26.93%	3/5/16	92,641	91,630
4030191		25.14%	5/9/16	30,355	30,023
4182237		23.88%	5/15/16	14,234	14,078
5180467		19.92%	6/6/16	22,020	21,779
5224335		23.09%	4/10/16	22,956	22,706
7600379		26.03%	4/2/16	40,589	40,145
8029460		26.57%	4/4/16	57,864	57,232
8087951		21.03%	12/14/15	60,143	59,486
9138389		26.93%	3/5/16	18,528	18,326
Finance and Insurance	0.01%			16,675	16,493
7365047		17.12%	9/19/15	16,675	16,493
Health Care and Social Assistance	1.42%			3,126,594	3,092,450
1061993		21.35%	10/12/15	67,856	67,115	a
1090290		19.82%	2/21/16	38,405	37,986
1153788		24.73%	5/8/16	32,876	32,517
1286947		34.75%	3/7/16	76,441	75,607
1653814		14.57%	8/31/15	21,152	20,921
1676939		37.62%	2/14/16	76,739	75,901
1677672		21.12%	3/13/16	101,663	100,553
2126884		23.11%	11/5/15	42,229	41,768
2180042		34.39%	11/13/15	17,801	17,607
2327802		14.40%	8/10/15	98,099	97,028	a
2369772		26.25%	4/25/16	56,356	55,741
2427621		18.30%	7/20/15	2,724	2,695
2444639		23.20%	8/28/15	4,574	4,524
2645566		26.42%	3/17/16	37,273	36,866
2647695		34.46%	6/4/16	16,688	16,506
2665542		21.76%	3/12/16	48,486	47,956
2687323		36.16%	5/2/16	15,023	14,859
2747645		33.69%	2/19/16	22,724	22,476	a
2975694		32.96%	2/28/16	6,185	6,118
2982111		28.86%	5/9/16	34,023	33,651
3086693		25.93%	4/21/16	37,863	37,449
3195964		30.44%	11/6/15	13,341	13,195

53

Direct Lending Income Fund, LP

(Unaudited)

3203137	21.14%	5/20/16	16,897	16,713
3336006	15.60%	12/7/15	14,812	14,650
3382266	21.43%	12/13/15	40,350	39,909
3714851	19.85%	3/3/16	23,566	23,308
4150715	30.17%	8/10/15	23,109	22,857
4360877	32.54%	3/6/16	41,722	41,266
4938766	22.73%	2/27/16	84,843	83,916
4950878	14.34%	8/17/15	43,728	43,251
4965754	23.12%	9/26/15	34,196	33,822
5252456	24.63%	4/14/16	14,526	14,367
5374445	15.77%	12/4/15	60,719	60,056
5423025	31.74%	3/27/16	94,033	93,007
5506120	17.44%	1/1/16	7,549	7,467
5518362	19.83%	2/22/16	36,903	36,500
5576317	20.30%	2/27/16	23,887	23,626
6085199	23.20%	12/13/15	18,203	18,004
6142539	17.81%	9/24/15	29,143	28,824
6185206	30.44%	11/6/15	66,708	65,980
6282316	22.25%	6/25/16	150,000	148,362
6417040	21.11%	5/22/16	36,696	36,295
6444304	23.28%	12/20/16	64,339	63,636
6509008	25.26%	3/14/16	63,482	62,789
6740688	21.12%	3/13/16	20,450	20,227
7009663	28.64%	5/8/16	101,149	100,045
7015667	19.84%	2/27/16	38,611	38,189
7234853	41.39%	4/17/16	23,781	23,522
7241218	28.43%	7/25/15	44,780	44,291
7366539	36.71%	7/21/15	12,391	12,255
7437110	19.75%	5/14/16	13,953	13,800
7458537	21.29%	1/4/16	71,084	70,308
7519622	15.62%	1/4/16	69,241	68,485
7556792	28.28%	4/18/16	5,884	5,820
7590531	27.44%	12/24/15	14,483	14,324
7837997	19.84%	5/15/16	19,247	19,037
7877186	25.05%	11/20/15	61,078	60,411
7880553	21.20%	12/21/15	42,882	42,414
7903540	22.20%	4/14/16	31,016	30,677
7931303	26.77%	6/11/16	140,511	138,976
7942395	28.14%	4/4/16	103,904	102,770
8176243	26.21%	1/30/16	68,814	68,062
8399420	32.04%	1/15/16	3,754	3,713
8410142	20.29%	5/21/16	40,486	40,044
8482485	33.27%	3/27/16	27,949	27,644
8502952	26.60%	5/12/16	8,063	7,975
8523330	26.85%	7/1/15	14	14
8621519	26.71%	8/2/15	3,787	3,745
8710774	25.28%	1/11/16	65,524	64,808
8778088	29.46%	1/4/16	5,343	5,285
8990293	25.19%	2/18/16	29,870	29,544
8998428	16.31%	7/28/16	36,128	35,734
9130779	15.96%	1/18/16	27,697	27,395
9153666	22.61%	12/20/15	13,863	13,711
9165701	39.48%	7/25/15	5,730	5,668
9167311	19.85%	1/31/16	8,072	7,983
9314200	21.96%	4/22/16	31,137	30,797
9427284	16.02%	12/14/15	24,294	24,029

54

Direct Lending Income Fund, LP

(Unaudited)

9499088		27.26%	1/29/16	34,930	34,549
9588990		22.89%	1/11/16	10,328	10,215
9771618		40.51%	3/22/16	8,437	8,345
Information	0.28%			626,639	619,795
1109363		35.76%	7/19/16	24,361	24,095
1442772		45.52%	5/27/17	85,915	84,977
1548094		29.11%	2/22/16	13,059	12,917
2939708		31.45%	9/28/15	26,857	26,564
3070880		52.63%	4/28/18	82,485	81,584
3343466		43.94%	6/30/15	398	394
3360120		23.54%	4/29/16	45,651	45,152
3547235		36.02%	1/18/16	21,529	21,294
4627496		41.63%	7/1/15	8	8
4758411		41.05%	1/18/16	15,462	15,293
5771037		39.57%	2/4/16	85,198	84,268
6052129		33.03%	5/13/16	75,373	74,550
6580351		25.34%	4/21/16	10,083	9,973
6776548		27.76%	2/6/16	50,911	50,355
7414204		39.57%	2/4/16	17,040	16,854
9852379		24.99%	5/9/16	72,308	71,519
Manufacturing	2.24%			4,928,545	4,874,722
1052281		22.06%	10/31/15	40,304	39,864
1177690		19.14%	10/12/15	13,613	13,464
1255920		25.65%	7/26/15	14,299	14,143
1373179		19.92%	2/20/16	41,002	40,554
1437379		21.67%	5/2/16	21,799	21,560
1445684		36.89%	2/29/16	25,827	25,545
1461450		28.69%	10/26/15	36,986	36,582
1491754		19.85%	4/1/16	98,945	97,864
1615627		33.98%	4/17/16	9,247	9,146	a
1716014		16.49%	12/10/15	25,243	24,967
1828782		29.22%	5/23/16	116,331	115,061
2293542		33.06%	1/15/16	10,636	10,520
2318618		24.52%	1/16/16	15,148	14,983
2463885		22.43%	5/20/16	23,280	23,026
2510806		21.26%	3/27/16	15,313	15,146
2545401		19.46%	8/23/15	31,785	31,438
2596754		20.08%	4/28/16	21,367	21,133
2668437		19.93%	8/2/15	8,467	8,375
2770159		18.22%	7/1/15	27	26
2878860		20.18%	4/30/16	21,570	21,334
2896328		20.60%	1/9/16	10,223	10,112
2910200		21.67%	5/2/16	108,994	107,804
2920184		20.01%	2/7/16	14,680	14,519
3129881		28.28%	2/4/16	47,509	46,990
3149104		19.84%	5/6/16	58,771	58,129
3167029		26.48%	11/23/15	28,481	28,170
3194317		23.55%	7/19/15	5,714	5,652
3267008		18.99%	11/29/15	36,117	35,722
3457125		44.37%	9/28/15	9,060	8,961
3471617		40.85%	4/13/17	18,328	18,127
3549511		22.86%	4/8/16	25,241	24,965
3608225		22.43%	5/20/16	116,401	115,130
3645674		39.14%	6/30/15	15,892	15,718
3706199		21.92%	5/9/16	59,670	59,018
3782818		25.77%	1/9/16	23,101	22,848

55

Direct Lending Income Fund, LP

(Unaudited)

3832415	20.86%	12/10/16	70,241	69,474
3870735	26.50%	6/9/16	140,186	138,655
3880017	21.82%	3/3/16	36,253	35,857
3976754	36.70%	6/30/15	16,549	16,368
4113864	27.53%	5/23/16	23,340	23,085
4128802	20.19%	2/19/16	16,935	16,750
4170736	19.85%	4/1/16	19,888	19,671
4172033	28.75%	5/5/16	15,827	15,654
4246638	19.99%	2/7/16	42,735	42,269
4426342	29.70%	12/17/16	71,788	71,004
4510820	20.18%	4/30/16	107,849	106,671
4618234	28.64%	4/28/16	77,504	76,657
4696004	34.27%	1/25/16	79,614	78,745
4754864	23.99%	2/28/16	17,778	17,584
4774350	34.73%	1/2/16	49,792	49,249
4929244	25.18%	5/30/16	117,633	116,349
5021598	32.99%	6/20/16	53,711	53,125
5075057	39.58%	8/15/15	4,693	4,641
5227445	19.07%	8/6/15	46,929	46,417
5262660	22.32%	3/22/16	150,000	148,362
5296648	39.61%	4/10/16	56,851	56,230
5435821	19.72%	3/27/16	40,121	39,682
5543711	25.99%	5/28/16	116,692	115,418
5754791	23.48%	1/30/16	22,317	22,073
5881554	20.35%	4/25/16	33,665	33,298
6022050	24.44%	2/26/16	49,107	48,571
6041600	36.14%	1/10/16	94,633	93,599
6118890	22.40%	11/30/15	60,110	59,454
6141739	29.29%	5/21/16	9,670	9,564
6190856	20.19%	2/19/16	84,676	83,751
6191970	32.67%	8/14/15	6,111	6,044
6553392	25.25%	12/31/15	42,470	42,007
6590835	31.06%	7/6/15	495	489
6608610	21.08%	3/21/16	95,888	94,841
6899502	36.02%	11/30/15	34,881	34,500
7094974	25.99%	5/28/16	23,338	23,083
7133131	29.73%	5/21/16	43,919	43,439
7212129	23.04%	11/30/15	59,916	59,261
7310501	23.59%	8/30/15	11,412	11,288
7555240	23.11%	11/21/15	58,925	58,282
7697575	28.16%	3/26/16	50,046	49,499
7722159	19.31%	5/14/16	116,250	114,981
7921090	15.28%	8/23/15	6,195	6,127
7921741	19.70%	9/14/15	32,416	32,062
7986008	22.46%	1/11/16	31,765	31,418
8147246	21.69%	4/10/16	53,256	52,674
8156825	37.13%	7/1/15	199	197
8259475	23.99%	2/28/16	88,894	87,923
8260846	19.73%	2/4/16	51,463	50,901
8371110	26.00%	5/9/16	93,080	92,064
8391971	22.06%	10/31/15	10,075	9,965
8447733	37.06%	5/12/16	23,485	23,228
8599558	38.22%	8/10/15	18,530	18,327	a
8674527	19.92%	5/9/16	80,588	79,708
8681267	32.79%	6/10/16	12,079	11,947
8717897	35.17%	5/8/16	19,394	19,182

56

Direct Lending Income Fund, LP

(Unaudited)

8807659		20.08%	4/28/16	106,835	105,668
8882568		46.76%	6/30/18	30,443	30,111
9201898		19.88%	5/6/16	89,671	88,691
9208566		21.11%	12/17/16	78,216	77,362
9217269		24.63%	7/1/15	21	20
9240941		26.38%	4/23/16	71,759	70,976
9318713		28.55%	6/23/16	100,615	99,516
9321080		25.76%	12/14/16	148,388	146,768
9369001		30.81%	5/7/16	77,779	76,929
9512622		20.99%	4/16/16	61,538	60,866
9528227		24.27%	12/5/15	19,504	19,291
9686461		22.43%	12/25/15	14,331	14,174
9690458		22.61%	4/9/16	81,592	80,701
9802359		19.82%	2/21/16	86,325	85,383
Mining, Quarrying, and Oil and Gas Extraction	0.09%			188,963	186,899
1579545		34.21%	7/10/15	2,010	1,988
7142856		23.16%	5/14/16	116,436	115,165
9370032		28.17%	2/13/16	70,517	69,747
Professional, Scientific, and Technical Services	1.22%			2,681,159	2,651,879
1175879		19.97%	5/21/16	114,115	112,869
1330193		21.56%	1/17/16	24,039	23,777
1379438		26.99%	6/2/16	5,226	5,169
1468211		24.11%	3/28/16	19,741	19,526
2019244		23.51%	4/25/16	106,866	105,699
2129974		24.78%	12/14/15	92,793	91,780
2175805		25.80%	2/19/16	35,602	35,213
2313288		46.38%	2/8/16	37,408	36,999
2430527		42.81%	8/11/15	9,015	8,917
2513652		36.68%	2/18/16	17,678	17,485
2654515		43.39%	2/7/16	17,479	17,288
2796007		38.69%	3/31/16	12,618	12,480
2988587		43.39%	2/7/16	87,399	86,444
3039923		21.60%	12/4/15	32,460	32,105
3054775		36.36%	7/13/15	2,254	2,229
3187626		24.96%	12/20/16	50,873	50,317
3323858		16.03%	12/12/15	7,252	7,173
3384583		25.28%	6/5/16	42,973	42,504
3482868		39.04%	11/16/15	28,227	27,919
3534449		14.34%	9/24/15	20,776	20,549
3721867		25.56%	6/10/16	55,966	55,355
4015392		19.77%	5/2/16	35,690	35,301
4332306		52.78%	7/1/15	1	1
4579166		21.97%	11/16/15	63,279	62,588
4731736		34.22%	6/11/16	74,722	73,906
4737667		23.51%	4/25/16	21,373	21,140
4764846		25.73%	4/25/16	8,139	8,050
4767962		37.85%	5/23/16	18,675	18,471
4786573		26.60%	6/11/16	24,225	23,961
5254475		27.52%	3/18/16	33,645	33,278
5748902		31.11%	1/31/16	25,573	25,294
5815155		46.65%	10/17/15	12,100	11,968
5853061		26.07%	6/23/16	19,923	19,706
6146731		54.61%	7/4/15	30,504	30,171
6514967		16.41%	12/17/15	12,348	12,213
6532138		35.30%	4/3/16	17,200	17,012
6703998		28.63%	3/13/16	76,334	75,500

57

Direct Lending Income Fund, LP

(Unaudited)

7148342		19.58%	5/15/16	89,349	88,373
7184315		27.29%	6/24/16	150,000	148,362
7250579		30.31%	10/26/15	24,875	24,603
7459301		41.70%	5/29/16	7,072	6,995
7603994		45.88%	7/20/16	14,119	13,965
7698051		19.58%	12/18/15	51,509	50,946
8101287		20.01%	5/20/16	97,679	96,612
8232350		22.29%	6/16/16	60,656	59,994
8421976		20.04%	11/26/15	35,893	35,501
8580724		36.68%	2/18/16	88,394	87,428
8674732		26.52%	6/3/16	142,507	140,951
8712463		19.77%	5/20/16	80,662	79,781
8972523		39.51%	12/3/15	12,230	12,097
8988530		24.11%	3/28/16	98,708	97,630
9084267		25.28%	5/20/16	45,954	45,453
9196418		19.77%	4/16/16	103,115	101,989
9425642		22.92%	3/7/16	73,232	72,432
9627671		21.19%	11/23/15	15,925	15,751
9659766		22.42%	10/4/15	33,067	32,706
9828759		20.84%	12/13/16	103,557	102,426
9959811		48.79%	1/20/16	58,164	57,528
Public Administration	0.01%			16,780	16,597
7633344		40.73%	2/14/16	16,298	16,120
9040662		33.72%	6/30/15	482	476
Real Estate and Rental and Leasing	0.31%			687,228	679,723
1141685		28.12%	6/17/16	79,673	78,803
1612710		22.15%	12/28/15	3,591	3,552
2706380		27.47%	2/4/16	19,156	18,947
2947934		22.70%	4/21/16	10,895	10,776
3217452		20.87%	7/2/15	803	794
3549343		23.99%	1/17/16	48,974	48,439
3737044		22.42%	2/22/16	87,377	86,423
4755224		23.18%	4/7/16	101,353	100,246
5856992		37.36%	11/8/15	26,798	26,506
5903374		27.20%	3/31/16	33,542	33,176
6732226		15.69%	11/23/15	56,030	55,418
7324496		14.66%	8/14/15	11,345	11,221
7808149		35.73%	2/21/16	13,939	13,787
8528983		27.47%	2/4/16	95,781	94,735
9209265		22.42%	2/22/16	17,475	17,284
9322432		20.36%	12/11/15	58,102	57,468
9479393		22.58%	3/13/16	22,394	22,149
Retail Trade	4.36%			9,601,023	9,496,174
1002492		30.51%	4/18/16	21,190	20,958
1011442		33.98%	6/13/16	140,836	139,298
1024748		30.58%	6/17/16	142,537	140,980
1058122		23.11%	5/28/16	116,558	115,285
1200490		38.74%	5/29/16	117,749	116,463
1239593		19.98%	2/20/16	18,794	18,589
1273806		29.12%	10/31/15	3,164	3,130
1287506		19.77%	2/15/16	67,078	66,346
1303508		19.84%	2/21/16	21,754	21,516
1431110		21.25%	1/15/16	52,279	51,708
1463340		22.53%	8/11/15	5,596	5,535
1512719		33.76%	6/3/16	84,509	83,587
1538747		20.62%	12/26/15	44,517	44,031

58

Direct Lending Income Fund, LP

(Unaudited)

1619157	41.73%	6/30/18	88,247	87,283
1681465	31.95%	9/3/15	22,488	22,243
1741770	20.25%	12/14/15	12,415	12,279
1759846	19.97%	1/11/16	40,291	39,851
1766888	22.66%	11/2/15	41,283	40,832
1815607	26.37%	5/27/16	26,128	25,842
1824712	14.94%	7/4/15	1,973	1,951
1922106	15.61%	12/14/15	7,835	7,749
1956023	14.51%	9/7/15	13,742	13,591
2001010	20.02%	12/21/15	33,874	33,504
2138071	50.74%	11/10/15	13,558	13,410
2158624	33.03%	12/21/15	13,002	12,860
2178903	28.87%	10/29/15	61,381	60,711
2393401	25.98%	11/21/15	10,814	10,696
2403021	33.21%	5/14/16	9,084	8,985
2595324	18.02%	1/3/16	61,663	60,990
2679718	15.79%	7/10/15	1,815	1,795
2768547	35.16%	3/12/16	80,261	79,385
2777345	24.55%	12/17/16	110,629	109,421
2789225	19.61%	9/18/15	91,784	90,782
2815543	17.80%	12/31/15	25,253	24,977
2816952	25.53%	8/21/15	8,432	8,340
2831866	41.12%	2/6/16	15,743	15,571
2959771	17.29%	1/1/16	68,238	67,492
3147250	57.05%	6/30/15	18,111	17,913
3339711	14.77%	7/7/15	25,178	24,903
3342337	29.45%	4/15/16	51,842	51,276
3353727	24.05%	1/23/16	24,856	24,585
3362899	21.75%	5/21/16	35,328	34,942
3420202	19.64%	6/3/16	118,192	116,902
3424473	37.85%	7/27/16	22,283	22,040	a
3455778	19.77%	12/21/16	100,000	98,908
3458689	30.89%	10/16/15	36,905	36,502
3512466	16.26%	12/11/15	10,620	10,504
3514315	21.81%	5/27/16	31,553	31,209
3572437	38.68%	6/16/16	44,100	43,618
3578091	29.14%	5/7/16	22,516	22,270
3608775	24.54%	5/22/16	95,573	94,529
3612484	21.54%	5/2/16	56,681	56,062
3634365	20.67%	3/12/16	37,752	37,340
3642753	28.78%	7/11/17	19,713	19,497
3652315	32.56%	6/6/16	73,502	72,699
3760910	19.47%	2/6/16	77,916	77,065
3761458	22.63%	12/21/16	150,000	148,362
3775875	31.57%	5/20/16	31,343	31,001
3779870	27.79%	4/10/16	36,398	36,000
3785171	36.87%	5/5/16	11,071	10,950
3862538	22.52%	5/30/16	23,502	23,246
4012115	15.71%	11/30/15	33,776	33,407
4054631	27.73%	5/15/16	28,930	28,614
4066244	26.19%	2/26/16	112,802	111,570
4067678	14.63%	7/24/15	4,335	4,288
4146070	27.65%	11/14/15	20,433	20,209
4163246	25.62%	2/27/16	25,275	24,999
4166743	24.02%	2/22/16	10,516	10,401
4181040	17.50%	7/12/15	6,287	6,218

59

Direct Lending Income Fund, LP

(Unaudited)

4328687	33.29%	4/21/16	6,776	6,702
4372019	23.75%	9/22/15	43,745	43,267
4456315	22.93%	4/30/16	13,838	13,687
4464835	17.84%	10/26/15	37,941	37,527
4473077	19.91%	2/18/16	61,936	61,260
4475454	19.66%	3/18/16	94,349	93,319
4486229	36.63%	6/9/16	18,782	18,577
4505638	21.43%	3/13/16	93,746	92,722
4520053	21.30%	10/27/15	30,804	30,468
4550682	19.12%	8/18/15	18,821	18,615
4587921	23.91%	12/17/16	150,000	148,362
4761901	19.72%	2/26/16	34,963	34,581
4825315	23.73%	5/13/16	112,747	111,515
4825335	18.21%	8/29/15	43,539	43,063
4834527	31.99%	6/17/16	113,062	111,827
4836196	31.85%	2/15/16	24,750	24,480
4845719	26.82%	2/19/16	12,148	12,015
4886117	22.57%	5/12/16	111,788	110,567
4934450	19.58%	8/21/15	33,957	33,586
4938890	22.73%	12/28/15	57,509	56,881
4960993	30.88%	7/6/15	21,920	21,680
4988233	23.87%	4/28/16	88,329	87,365
5009611	24.95%	12/3/15	74,905	74,087
5010428	25.31%	7/23/15	13,574	13,425
5087677	33.80%	5/9/16	18,885	18,679
5092886	27.33%	12/19/15	31,997	31,647
5214749	32.80%	3/17/16	33,962	33,591
5214951	20.29%	4/9/16	92,313	91,304
5296965	18.62%	7/3/15	614	608
5323773	21.73%	5/30/16	46,990	46,477
5406587	21.34%	8/10/15	50,505	49,954
5431720	37.05%	1/21/16	53,157	52,576
5532945	42.55%	4/11/16	11,046	10,926
5573179	19.47%	3/20/16	75,934	75,105
5577121	33.21%	5/14/16	113,556	112,316
5585898	21.27%	5/8/16	15,507	15,338
5613766	18.64%	8/21/15	5,856	5,792
5627044	26.84%	10/18/15	7,533	7,451
5629810	16.47%	6/13/17	60,056	59,400
5632508	24.54%	6/4/16	43,264	42,792
5679060	37.26%	1/1/16	14,790	14,628
5710089	19.98%	4/14/16	58,574	57,934
5774762	27.28%	3/28/16	52,558	51,984
5780687	21.68%	1/31/16	79,695	78,825
5832173	22.02%	2/28/16	88,599	87,631
5856504	20.35%	6/2/16	117,728	116,443
5914679	23.22%	12/19/15	33,355	32,991
5951472	16.20%	8/7/15	16,051	15,876
6001845	19.70%	4/24/16	72,479	71,688
6008499	16.02%	12/21/15	17,281	17,092
6045802	26.02%	6/2/16	28,305	27,995
6046516	37.66%	3/28/16	14,165	14,010
6086597	16.06%	8/29/15	152	150
6105736	33.25%	7/1/15	1	1
6109556	38.83%	5/29/16	24,964	24,691
6114203	21.21%	7/26/15	3,726	3,685

60

Direct Lending Income Fund, LP

(Unaudited)

6168937	29.43%	3/12/16	40,783	40,338
6193347	24.20%	6/20/16	33,794	33,425
6194927	19.09%	10/23/15	54,254	53,661
6218940	18.30%	11/26/15	28,329	28,020
6220080	21.01%	12/22/15	9,395	9,292
6225988	18.14%	1/31/16	33,025	32,664
6264534	22.02%	2/28/16	17,841	17,647
6266814	26.67%	2/29/16	45,439	44,943
6342499	23.43%	12/25/15	36,275	35,878
6429758	21.43%	3/13/16	18,629	18,426
6482678	19.98%	1/31/16	4,433	4,384
6555501	26.77%	8/3/15	16,553	16,373
6571288	56.97%	12/23/16	33,770	33,401
6586186	23.25%	3/18/16	107,709	106,532
6664102	18.46%	11/16/15	37,139	36,733
6717474	20.02%	4/18/16	16,665	16,483
6794044	36.06%	5/23/16	7,931	7,845
6797575	32.54%	2/25/16	18,315	18,115
6828550	32.65%	1/17/16	8,429	8,337
6888258	26.14%	1/12/16	18,933	18,726
6902023	20.01%	2/29/16	15,484	15,315
6909806	37.75%	5/29/16	42,374	41,911
6931279	19.59%	3/3/16	51,395	50,834
6992683	31.27%	6/20/16	50,720	50,166
7158521	24.52%	5/27/16	36,364	35,967
7249680	29.12%	10/31/15	42,197	41,736
7251198	14.70%	7/6/15	23,333	23,078
7277002	26.16%	10/20/15	10,205	10,093
7283194	29.09%	5/15/16	70,427	69,658
7297881	38.18%	5/12/16	25,314	25,037
7357813	25.83%	12/14/16	19,291	19,080
7378810	24.99%	6/20/16	81,012	80,127
7382887	34.43%	2/8/16	41,283	40,832
7423437	15.95%	10/12/15	79,049	78,186
7456395	42.64%	1/9/16	3,143	3,109
7516793	22.47%	5/26/16	23,205	22,952
7521484	30.07%	6/30/15	13,749	13,599
7545326	21.96%	4/30/16	51,849	51,283
7546380	20.04%	5/22/16	33,925	33,555
7624645	29.76%	1/15/16	32,173	31,821
7649916	19.42%	11/27/15	15,855	15,682
7770569	28.83%	1/8/16	13,124	12,981
7806606	24.58%	3/7/16	11,478	11,353
7874496	36.47%	3/14/16	26,264	25,977
7880770	38.43%	7/1/15	11	11
8029302	26.92%	11/27/15	48,841	48,308
8064976	28.79%	6/12/16	85,648	84,713
8097320	26.66%	2/21/16	6,974	6,898
8250311	24.68%	3/13/16	58,510	57,871
8256465	21.53%	9/10/15	60,128	59,471
8260160	32.46%	5/21/16	16,141	15,965
8294804	19.82%	5/21/16	114,590	113,339
8321370	19.66%	3/18/16	17,360	17,170
8324437	25.94%	3/5/16	92,494	91,484
8324731	25.52%	7/1/15	17	17
8325280	29.87%	6/5/16	63,111	62,421

61

Direct Lending Income Fund, LP

(Unaudited)

8332048		24.93%	11/23/15	32,879	32,520
8383052		31.76%	1/26/16	93,799	92,775
8394770		20.30%	10/9/15	34,134	33,761
8395831		26.01%	9/25/15	20,818	20,590
8400212		19.51%	3/10/16	91,536	90,536
8441809		16.85%	12/12/15	62,678	61,994
8481256		18.41%	11/1/15	33,761	33,393
8498095		39.77%	3/3/16	93,483	92,462
8554647		15.93%	7/21/15	6,755	6,681
8587707		23.99%	6/12/16	147,479	145,868
8644518		24.73%	12/21/16	135,000	133,526
8827568		27.82%	3/24/16	32,885	32,525
8836418		21.47%	12/16/16	144,115	142,541
8885811		40.16%	5/8/16	35,564	35,176
8916736		30.05%	4/16/16	18,766	18,562
8990178		30.92%	1/15/16	54,783	54,185
9158476		26.14%	1/12/16	94,667	93,633
9162793		39.58%	4/23/16	26,263	25,976
9170399		22.52%	5/30/16	117,512	116,228
9212612		32.20%	6/4/17	19,166	18,957
9328365		30.20%	2/20/16	7,726	7,642
9457893		30.52%	2/18/16	48,750	48,217
9551710		38.23%	12/8/15	15,017	14,853
9603622		15.00%	10/28/15	17,064	16,877
9619433		30.51%	4/18/16	105,328	104,178
9627690		24.37%	5/28/16	91,617	90,617
9742269		31.97%	6/30/15	5,395	5,336
9776351		20.28%	2/20/16	23,737	23,478
9856750		38.63%	7/28/15	5,722	5,660
9864862		30.90%	12/17/15	68,775	68,023
9935707		14.29%	11/1/15	38,463	38,043
9946286		15.86%	1/1/16	76,102	75,271
9962184		38.48%	6/5/16	8,627	8,532
9979447		22.47%	5/26/16	116,027	114,760
9988172		20.68%	1/4/16	20,643	20,417
Transportation and Warehousing	0.94%			2,075,829	2,053,159
1145459		39.82%	3/6/16	30,551	30,217
1208823		22.95%	3/6/16	74,302	73,491
1513995		26.19%	6/12/16	141,056	139,515
1721098		24.90%	2/20/16	86,593	85,648
1812637		23.87%	4/25/16	13,683	13,534
2096109		28.85%	6/17/16	19,674	19,459
2662070		29.51%	10/12/15	36,642	36,242
2674605		30.56%	12/13/15	41,727	41,271
3083203		28.45%	6/24/16	45,000	44,509
3660896		31.54%	4/11/16	96,314	95,262
3697189		20.05%	4/25/16	33,969	33,598
3708477		23.31%	1/29/16	49,525	48,985
3734804		24.59%	9/6/15	15,148	14,982
3834637		18.90%	11/26/15	9,548	9,444
3923758		26.03%	6/30/15	9,089	8,990
4637132		24.85%	3/4/16	90,837	89,845
5806172		38.53%	4/21/16	41,778	41,321
5888997		25.97%	4/28/16	91,500	90,500
5919278		28.21%	3/31/16	77,112	76,270
5922850		54.32%	10/31/16	20,522	20,298	a

62

Direct Lending Income Fund, LP

(Unaudited)

6027872		47.25%	12/13/15	7,636	7,553
6343944		21.11%	4/21/16	42,705	42,239
6704964		18.26%	12/18/15	51,838	51,272
6960424		47.39%	11/10/15	38,591	38,170
7119796		23.91%	2/26/16	17,646	17,453
7180408		26.92%	4/30/16	6,943	6,867
7377943		43.44%	10/31/17	16,554	16,373
7599155		42.96%	3/25/16	13,735	13,585
7740803		37.61%	2/1/16	18,194	17,995
7831429		38.66%	7/14/15	10,828	10,710
7950589		42.96%	3/25/16	100,996	99,893
8275335		30.69%	7/24/15	10,908	10,789
8314677		41.52%	4/17/16	49,586	49,044
8341263		46.70%	2/13/16	58	58
8508542		20.14%	12/11/15	35,997	35,604
8899594		35.01%	1/22/16	22,462	22,217
8995409		33.93%	5/27/16	23,313	23,058
9033405		33.30%	7/1/15	10	10
9098157		37.33%	5/1/16	4,403	4,355
9281494		27.95%	4/3/16	95,404	94,362
9307532		29.73%	5/7/16	112,621	111,391
9439531		24.10%	3/18/16	61,747	61,073
9463097		49.91%	12/2/15	36,028	35,635	a
9549557		32.46%	7/17/15	56,381	55,765
9568310		55.63%	8/14/15	14,636	14,476
9602469		53.47%	10/10/15	50,322	49,772
9637082		23.91%	2/26/16	88,228	87,264
9881928		24.90%	2/20/16	17,318	17,129
9910951		18.07%	11/20/15	46,171	45,666
Utilities	0.08%			183,670	181,664
2127038		28.77%	4/17/16	16,760	16,577
6240071		33.82%	12/24/16	49,577	49,036
9353604		25.08%	4/21/16	57,965	57,332
9391130		30.39%	5/14/16	59,368	58,720
Wholesale Trade	2.08%			4,571,337	4,521,416
1201307		26.55%	11/2/15	33,708	33,340
1248589		33.77%	5/26/16	17,248	17,060
1279693		20.26%	5/5/16	32,318	31,965
1328000		28.38%	4/28/16	83,083	82,175
1345158		29.76%	6/6/16	29,762	29,437
1406413		39.00%	10/24/17	19,205	18,996
1537250		23.79%	4/30/16	21,639	21,402
1678229		22.83%	6/2/16	14,138	13,984
1700516		19.70%	5/23/16	55,829	55,219
1711542		33.58%	12/27/15	79,963	79,089
1858845		24.27%	11/3/15	20,363	20,140
1858911		32.27%	1/17/16	21,838	21,599
1968002		32.41%	3/20/16	23,560	23,303
2323892		35.73%	5/8/16	26,457	26,168
2432767		20.35%	5/13/16	91,792	90,790
2475578		22.51%	5/8/16	110,876	109,665
2605239		19.51%	1/17/16	74,511	73,697
2614415		37.03%	7/1/15	1	1
2622813		21.78%	6/6/16	52,155	51,585
2868252		27.67%	1/30/16	24,324	24,059
2931931		20.33%	4/3/16	24,690	24,420

63

Direct Lending Income Fund, LP

(Unaudited)

3140436	19.94%	5/15/16	109,987	108,786
3182974	19.78%	5/16/16	114,572	113,321
3338561	34.49%	3/8/16	98,295	97,222
3358654	31.93%	2/22/16	81,618	80,727
3396783	24.05%	4/14/16	50,508	49,956
3512800	21.35%	5/27/16	61,703	61,029
3856258	28.62%	5/22/16	28,020	27,714
3907989	22.71%	4/28/16	21,548	21,312
4028496	15.57%	12/24/15	68,902	68,149
4331415	36.39%	12/13/15	34,992	34,610
4337928	29.97%	5/2/16	22,009	21,768
4832273	14.39%	7/11/15	10,773	10,655
4912266	24.19%	1/23/16	75,216	74,394
4975413	19.46%	3/28/16	10,235	10,124
5042327	38.07%	5/21/16	19,883	19,666
5211041	25.16%	5/12/16	49,009	48,474
5240371	21.64%	1/24/16	13,606	13,457
5312518	20.68%	3/31/16	26,022	25,737
5316056	21.92%	1/11/16	84,628	83,704
5384777	28.10%	3/12/16	42,137	41,677
5460456	22.59%	3/6/16	59,996	59,341
5851924	22.57%	5/6/16	52,763	52,187
5990681	16.57%	1/2/16	48,471	47,942
6180230	30.50%	5/9/16	29,141	28,823
6199698	19.80%	1/2/16	52,363	51,791	a
6302943	20.17%	11/26/15	46,331	45,825
6337944	28.19%	5/8/16	63,907	63,209
6375512	15.58%	3/21/16	94,691	93,657
6418109	23.79%	4/30/16	108,193	107,011
6637387	38.57%	8/14/15	21,983	21,743
6750737	31.74%	3/6/16	40,848	40,402
6789625	15.97%	10/5/15	9,629	9,524
6891133	35.63%	2/13/16	75,149	74,328
6936191	15.77%	11/7/15	30,102	29,774
6940281	20.21%	4/21/16	94,549	93,516
7047613	24.99%	12/9/16	36,875	36,472
7102114	19.69%	2/22/16	75,111	74,291
7148259	33.78%	6/20/16	60,678	60,015
7222469	19.63%	11/14/15	29,456	29,134
7226154	29.35%	11/4/16	16,077	15,901
7243530	22.67%	4/25/16	68,955	68,202
7260868	19.07%	11/7/15	57,937	57,304
7264708	19.78%	5/16/16	17,415	17,225
7296071	19.40%	1/28/17	80,111	79,236
7462283	30.64%	4/8/16	82,521	81,620
7507167	35.39%	7/11/15	4,018	3,974
7510802	20.07%	3/18/16	26,056	25,772
7565577	15.86%	12/18/15	64,714	64,007
7574205	27.83%	5/2/16	31,120	30,780
7721673	42.37%	6/4/16	16,725	16,542
7862006	21.35%	12/13/16	148,404	146,783
8001202	20.70%	5/12/16	26,769	26,476
8050054	30.95%	3/28/16	10,383	10,270
8099607	19.71%	4/18/16	95,374	94,333
8463191	18.57%	1/3/16	70,069	69,304
8584384	16.76%	11/21/15	36,569	36,170

64

Direct Lending Income Fund, LP

(Unaudited)

8768208		30.49%	2/15/16	41,463	41,010
8969713		22.80%	12/24/15	68,215	67,470
8989250		33.77%	5/26/16	116,543	115,270
9036116		22.78%	12/19/15	67,132	66,399
9130760		22.71%	4/28/16	107,738	106,562
9378824		29.97%	5/2/16	110,044	108,843
9388564		30.23%	12/8/15	80,293	79,417
9434400		19.46%	3/28/16	98,419	97,344
9464945		19.77%	4/28/16	85,444	84,511
9883945		29.81%	11/21/15	22,724	22,476
9987735		39.16%	2/22/16	8,745	8,649
Other Services (except Public Administration)	1.66%			3,644,568	3,604,767
1028883		33.76%	4/10/16	85,962	85,023
1240785		22.27%	4/23/16	7,189	7,111
1253567		26.28%	5/2/16	27,209	26,912
1307921		21.15%	5/13/16	19,809	19,593
1356249		27.10%	8/8/15	7,741	7,657
1424023		26.43%	7/14/15	6,198	6,131
1474754		30.75%	1/16/16	10,806	10,688
1604343		28.73%	6/11/16	86,277	85,335
1638135		19.93%	12/21/16	37,000	36,596
1659726		18.33%	11/16/15	15,891	15,717
1719737		38.89%	3/19/16	17,317	17,128
1724377		42.10%	2/28/16	21,926	21,686
1766780		19.95%	12/13/16	41,912	41,454
1889325		37.94%	2/27/16	17,625	17,432
1939648		19.70%	12/17/16	21,918	21,679
1956073		38.90%	2/18/16	30,602	30,268
2024476		30.22%	10/16/15	15,388	15,220
2269753		29.99%	6/2/16	37,785	37,372
2467482		18.69%	12/11/15	16,931	16,746
2469577		16.23%	2/6/16	16,003	15,829
2492402		16.20%	7/19/15	309	305
2642400		19.89%	2/13/16	22,642	22,395
2681106		34.83%	6/20/16	90,527	89,538
2706873		32.38%	5/23/16	74,078	73,269
2718699		31.60%	3/26/16	16,671	16,489
2749110		24.13%	8/1/15	61,496	60,824
3015959		27.22%	10/18/15	9,317	9,216
3121533		50.29%	9/8/15	9,165	9,065
3158194		25.50%	6/24/16	50,000	49,454
3252967		30.24%	7/3/15	144	143
3287493		34.31%	3/26/16	25,137	24,863
3500407		21.96%	4/25/16	106,705	105,540
3536207		29.88%	4/3/16	10,954	10,834
3635266		31.30%	11/5/15	11,135	11,013
3676641		41.32%	9/21/15	26,707	26,416
3714041		31.24%	4/28/16	60,428	59,768
3961203		33.62%	10/10/15	18,144	17,946
3966304		38.58%	6/24/16	17,000	16,814
3987797		37.94%	4/1/16	9,804	9,697
3993782		36.93%	2/29/16	8,486	8,394
4079237		24.66%	7/5/15	15,714	15,542
4255706		32.35%	5/20/16	51,181	50,622
4311997		19.76%	5/28/16	23,280	23,026
4541290		24.95%	12/25/15	48,675	48,144

65

Direct Lending Income Fund, LP

(Unaudited)

4586670	27.03%	3/7/16	55,600	54,993
4586916	19.88%	4/30/16	26,308	26,021
4606907	26.90%	9/25/15	27,726	27,423
4688066	26.90%	8/31/15	9,870	9,762
4700120	20.85%	1/17/16	13,453	13,306
4840874	19.76%	5/28/16	116,400	115,129
4864993	39.60%	3/15/16	14,059	13,906
5088553	23.47%	6/5/16	143,169	141,605
5200608	21.61%	4/7/16	48,562	48,032
5223945	26.28%	7/25/15	2,646	2,617
5293185	16.90%	9/14/15	23,795	23,535
5404967	19.63%	4/28/16	19,222	19,012
5707832	39.04%	2/1/16	30,747	30,411
5726915	20.55%	2/7/16	14,369	14,213
5787183	37.53%	6/24/16	26,000	25,716
5877103	19.77%	3/6/16	60,036	59,380
5914695	29.04%	2/13/16	32,763	32,405
5986856	19.90%	5/16/16	67,372	66,637
6003454	21.83%	4/9/16	41,192	40,742
6007877	26.92%	6/11/16	36,340	35,943
6013694	22.39%	12/13/15	15,580	15,410
6209122	29.84%	9/5/15	13,966	13,813
6214279	42.99%	7/31/15	51,690	51,125	a
6511652	22.51%	8/15/15	10,436	10,322
6543693	33.80%	2/7/16	54,489	53,894
6648325	23.24%	3/25/16	8,911	8,814
6755686	20.02%	3/17/16	6,010	5,945
6773484	28.46%	3/19/16	23,149	22,896
6813430	41.98%	5/14/16	13,264	13,119
6855037	25.35%	1/29/16	8,841	8,744
6866737	17.03%	3/25/16	22,929	22,679
6975467	29.79%	5/21/16	39,612	39,179
7120321	34.37%	2/14/16	11,467	11,342
7520429	26.11%	1/9/16	39,378	38,948
7546525	22.51%	5/14/16	60,531	59,870
7749773	30.06%	4/7/16	35,225	34,841
7803565	34.44%	5/30/17	13,201	13,057	a
7813075	22.85%	11/7/15	11,918	11,788
7817069	28.90%	11/30/15	12,957	12,815
7858454	21.96%	4/25/16	21,341	21,108
7941428	37.84%	6/6/16	13,471	13,324
8120202	19.57%	5/30/16	101,412	100,305
8183852	32.27%	9/13/15	26,879	26,585
8228630	19.80%	3/11/16	92,062	91,057
8245819	28.19%	7/21/15	2,855	2,824
8264207	28.10%	2/12/16	30,553	30,219
8313990	29.32%	6/30/15	539	533
8362451	28.63%	11/2/15	13,231	13,087
8366279	19.86%	2/28/16	38,726	38,303
8426060	28.79%	11/13/15	56,904	56,282
8506626	27.53%	4/4/16	44,657	44,169
8515074	40.62%	3/22/16	105,215	104,066
8592821	23.24%	3/25/16	101,269	100,163
8666576	38.22%	7/1/15	0	0
8761892	21.76%	12/31/15	18,450	18,248
8861219	34.18%	1/2/16	4,717	4,665

66

Direct Lending Income Fund, LP

(Unaudited)

8902555		22.11%	4/2/16	17,154	16,967
8977555		26.19%	2/19/16	17,985	17,789
8997469		30.96%	3/17/16	70,434	69,665
9074098		20.54%	4/15/16	30,419	30,087
9079831		30.22%	9/20/15	9,578	9,474
9164169		25.89%	7/20/15	15,799	15,626	a
9258606		40.79%	8/26/15	10,476	10,361	a
9389358		29.67%	12/21/15	8,724	8,629	a
9399499		33.96%	9/13/15	14,268	14,112
9489068		28.28%	5/6/16	55,185	54,582
9585904		44.85%	6/23/16	46,000	45,498
9635836		26.90%	12/5/15	13,421	13,275
9661584		14.32%	7/18/15	6,196	6,129
9714904		22.70%	1/17/16	13,858	13,707
9759687		32.44%	10/23/15	10,688	10,571
9886945		30.46%	10/10/15	41,968	41,510	a
9935484		41.05%	12/26/15	17,762	17,568
Receivables (d)	17.88%			39,352,725	38,922,970
Construction	0.83%			1,833,513	1,813,490
1025906		16.00%	7/11/15	1,503	1,487	f
1037250		16.00%	7/26/15	206	204	f
1092509		16.00%	7/22/15	767	759	f
1130584		16.00%	7/12/15	1,170	1,157	f
1131508		16.00%	7/15/15	455	450	f
1135388		16.00%	7/27/15	1,049	1,037	f
1136251		16.00%	7/10/15	4,669	4,618	f
1191912		16.00%	7/22/15	506	501	f
1224793		16.00%	7/15/15	19,400	19,188	f
1225704		16.00%	7/12/15	642	635	f
1237238		16.00%	7/28/15	2,660	2,630	f
1241459		16.00%	7/12/15	9,702	9,596	f
1269440		16.00%	7/28/15	366	362	f
1301101		16.00%	7/18/15	12,845	12,705	f
1306805		16.00%	7/28/15	309	306	f
1354049		16.00%	7/25/15	1,197	1,184	f
1360544		16.00%	7/13/15	1,857	1,837	f
1362079		16.00%	7/7/15	134	132	f
1364891		16.00%	7/28/15	749	741	f
1369405		16.00%	7/21/15	840	831	f
1369913		16.00%	7/12/15	1,496	1,480	f
1388169		16.00%	7/17/15	412	408	f
1427633		16.00%	7/22/15	272	269	f
1428628		16.00%	7/19/15	372	368	f
1439684		16.00%	7/31/15	350	347	f
1446825		16.00%	7/15/15	401	397	f
1458960		16.00%	7/24/15	2,415	2,389	f
1491718		16.00%	7/27/15	205	203	f
1493766		16.00%	7/14/15	788	779	f
1504277		16.00%	7/18/15	939	929	f
1505795		16.00%	7/28/15	1,003	992	f
1544061		16.00%	7/10/15	226	224	f
1567141		16.00%	7/11/15	591	585	f
1580151		16.00%	7/21/15	4,970	4,916	f
1592033		16.00%	7/13/15	937	926	f
1600305		16.00%	7/15/15	187	185	f
1602975		16.00%	7/18/15	1,083	1,071	f

67

Direct Lending Income Fund, LP

(Unaudited)

1615228	16.00%	7/20/15	225	223	f
1618400	16.00%	7/14/15	2,823	2,792	f
1626915	16.00%	8/14/15	254	251	f
1632824	16.00%	7/7/15	254	251	f
1635009	16.00%	7/28/15	5,412	5,353	f
1637017	16.00%	7/27/15	942	932	f
1648754	16.00%	7/4/15	57,750	57,119	f
1670681	16.00%	7/9/15	131	129	f
1679235	16.00%	7/27/15	887	878	f
1709305	16.00%	7/11/15	641	634	f
1724937	16.00%	7/27/15	419	414	f
1726602	16.00%	7/24/15	337	333	f
1759302	16.00%	7/19/15	273	270	f
1771391	16.00%	7/19/15	452	447	f
1777990	16.00%	7/11/15	864	854	f
1795621	16.00%	7/10/15	116	115	f
1814747	16.00%	7/26/15	4,489	4,440	f
1827053	16.00%	7/27/15	1,313	1,299	f
1843151	16.00%	7/15/15	528	522	f
1857095	16.00%	7/16/15	254	251	f
1859418	16.00%	7/21/15	216	214	f
1866707	16.00%	7/5/15	254	251	f
1869191	16.00%	7/15/15	520	514	f
1897896	16.00%	7/9/15	1,485	1,469	f
1916781	16.00%	7/9/15	152	150	f
1921905	16.00%	7/13/15	629	622	f
1935804	16.00%	7/27/15	86	85	f
1942130	16.00%	7/11/15	9,555	9,451	f
1942735	16.00%	7/28/15	1,523	1,506	f
1959862	16.00%	8/10/15	867	858	f
1986241	16.00%	7/16/15	267	264	f
2004437	16.00%	7/11/15	1,054	1,042	f
2010127	16.00%	7/6/15	254	251	f
2031767	16.00%	7/11/15	85	84	f
2039893	16.00%	7/10/15	1,521	1,504	f
2055706	16.00%	7/15/15	1,725	1,706	f
2095127	16.00%	7/2/15	30	30	f
2101856	16.00%	7/27/15	619	612	f
2114351	16.00%	7/7/15	391	387	f
2148906	16.00%	7/15/15	307	304	f
2206075	16.00%	7/16/15	388	384	f
2225664	16.00%	7/10/15	1,263	1,249	f
2252277	16.00%	7/15/15	1,872	1,851	f
2253560	16.00%	6/30/15	945	935	f
2271036	16.00%	7/28/15	843	834	f
2287519	16.00%	7/27/15	979	969	f
2287967	16.00%	7/28/15	741	732	f
2293726	16.00%	7/15/15	7,989	7,901	f
2305655	16.00%	7/17/15	8,859	8,762	f
2306958	16.00%	7/27/15	402	398	f
2313675	16.00%	7/27/15	4,617	4,567	f
2318847	16.00%	7/5/15	290	287	f
2319635	16.00%	7/23/15	340	336	f
2346161	16.00%	7/31/15	49,046	48,510	f
2351093	16.00%	7/10/15	2,237	2,212	f
2365104	16.00%	7/15/15	24,140	23,876	f

68

Direct Lending Income Fund, LP

(Unaudited)

2380939	16.00%	7/11/15	1,224	1,211	f
2406500	16.00%	7/21/15	4,898	4,845	f
2431587	16.00%	7/21/15	2,845	2,814	f
2444116	16.00%	7/22/15	142	140	f
2445423	16.00%	7/21/15	788	779	f
2447883	16.00%	7/22/15	736	728	f
2449834	16.00%	7/15/15	754	745	f
2458998	16.00%	7/27/15	8,713	8,618	f
2504966	16.00%	7/21/15	377	373	f
2525151	16.00%	7/29/15	682	675	f
2542088	16.00%	7/8/15	401	397	f
2552189	16.00%	7/21/15	531	525	f
2553204	16.00%	7/12/15	550	544	f
2586605	16.00%	7/28/15	1,101	1,089	f
2589714	16.00%	7/31/15	25,988	25,704	f
2594480	16.00%	7/29/15	54	54	f
2611804	16.00%	7/27/15	689	682	f
2632830	16.00%	7/6/15	254	251	f
2686107	16.00%	7/15/15	732	724	f
2704411	16.00%	7/5/15	38,286	37,868	f
2711332	16.00%	7/29/15	484	479	f
2765950	16.00%	7/11/15	313	310	f
2781891	16.00%	7/12/15	117	116	f
2806278	16.00%	7/31/15	18,165	17,967	f
2825393	16.00%	7/15/15	1,289	1,275	f
2829065	16.00%	7/15/15	3,901	3,859	f
2831582	16.00%	7/29/15	335	331	f
2856975	16.00%	7/11/15	4,919	4,866	f
2857567	16.00%	7/27/15	821	812	f
2860711	16.00%	7/25/15	560	554	f
2861617	16.00%	7/7/15	158	157	f
2875792	16.00%	7/27/15	119	117	f
2876714	16.00%	7/15/15	409	404	f
2903919	16.00%	7/27/15	134	132	f
2916323	16.00%	7/22/15	1,238	1,224	f
2917248	16.00%	7/11/15	1,289	1,275	f
2933756	16.00%	7/16/15	567	561	f
2959670	16.00%	7/8/15	109,161	107,969	f
2961849	16.00%	7/19/15	22,628	22,380	f
2985356	16.00%	7/5/15	381	376	f
2987117	16.00%	7/28/15	367	363	f
3000559	16.00%	8/14/15	254	251	f
3004857	16.00%	7/28/15	72	71	f
3021751	16.00%	7/28/15	989	978	f
3049340	16.00%	7/11/15	1,479	1,463	f
3053507	16.00%	7/17/15	278	275	f
3095192	16.00%	7/27/15	103	102	f
3108795	16.00%	7/14/15	200	198	f
3114106	16.00%	7/21/15	5,623	5,561	f
3116468	16.00%	7/2/15	73	72	f
3127491	16.00%	7/9/15	1,745	1,726	f
3156004	16.00%	7/15/15	1,066	1,054	f
3180422	16.00%	7/11/15	3,168	3,134	f
3197854	16.00%	7/11/15	512	506	f
3203534	16.00%	7/18/15	18,288	18,088	f
3222301	16.00%	7/15/15	251	248	f

69

Direct Lending Income Fund, LP

(Unaudited)

3228640	16.00%	7/9/15	408	404	f
3230006	16.00%	7/28/15	243	240	f
3231826	16.00%	7/11/15	1,417	1,401	f
3245017	16.00%	7/13/15	788	779	f
3245054	16.00%	7/18/15	6,766	6,692	f
3283656	16.00%	7/18/15	129	127	f
3285222	16.00%	7/27/15	270	267	f
3301156	16.00%	7/18/15	9,054	8,955	f
3312105	16.00%	7/21/15	7,730	7,645	f
3326045	16.00%	7/27/15	115	113	f
3356304	16.00%	7/10/15	750	741	f
3361300	16.00%	7/12/15	2,615	2,586	f
3370988	16.00%	7/28/15	214	211	f
3374364	16.00%	8/11/15	510	505	f
3387425	16.00%	7/7/15	254	251	f
3407874	16.00%	7/27/15	349	345	f
3411068	16.00%	7/12/15	412	407	f
3422371	16.00%	7/21/15	109	107	f
3475283	16.00%	7/15/15	422	417	f
3492238	16.00%	7/24/15	205	203	f
3529078	16.00%	7/29/15	254	251	f
3553566	16.00%	7/24/15	200	198	f
3569157	16.00%	7/28/15	2,041	2,019	f
3572916	16.00%	7/9/15	179	177	f
3613158	16.00%	7/28/15	230	228	f
3651681	16.00%	7/22/15	1,834	1,814	f
3660684	16.00%	7/5/15	2,596	2,568	f
3662677	16.00%	7/17/15	278	275	f
3668453	16.00%	7/12/15	113	111	f
3676873	16.00%	7/27/15	30	30	f
3678627	16.00%	7/13/15	10,411	10,297	f
3722319	16.00%	7/27/15	1,947	1,926	f
3730540	16.00%	8/1/15	250	248	f
3732333	16.00%	7/5/15	788	779	f
3751618	16.00%	7/26/15	614	608	f
3756517	16.00%	7/12/15	309	306	f
3761953	16.00%	7/27/15	972	961	f
3804355	16.00%	7/13/15	833	824	f
3805143	16.00%	7/24/15	99	98	f
3808427	16.00%	7/15/15	853	844	f
3809105	16.00%	7/12/15	9,512	9,409	f
3821227	16.00%	7/12/15	518	512	f
3834549	16.00%	7/15/15	166	164	f
3851509	16.00%	7/11/15	1,321	1,306	f
3861449	16.00%	7/5/15	788	779	f
3861843	16.00%	8/11/15	612	605	f
3876067	16.00%	7/12/15	95	94	f
3883625	16.00%	7/15/15	3,603	3,564	f
3888691	16.00%	7/28/15	258	255	f
3890933	16.00%	7/14/15	178	176	f
3895581	16.00%	7/12/15	788	779	f
3913082	16.00%	7/23/15	263	260	f
3928542	16.00%	7/18/15	2,025	2,003	f
3938876	16.00%	7/18/15	576	570	f
3939586	16.00%	7/28/15	2,391	2,365	f
3951805	16.00%	7/21/15	22,050	21,809	f

70

Direct Lending Income Fund, LP

(Unaudited)

3951881	16.00%	7/21/15	551	545	f
3985902	16.00%	7/27/15	1,194	1,181	f
3997186	16.00%	7/10/15	34,855	34,474	f
4005703	16.00%	7/10/15	1,137	1,125	f
4019347	16.00%	7/11/15	2,665	2,636	f
4030025	16.00%	7/25/15	13,037	12,895	f
4031192	16.00%	7/21/15	144	142	f
4074562	16.00%	7/26/15	7,855	7,769	f
4133366	16.00%	7/11/15	735	727	f
4135805	16.00%	7/21/15	9,017	8,918	f
4141771	16.00%	7/1/15	892	882	f
4145126	16.00%	7/28/15	475	470	f
4163848	16.00%	7/10/15	303	300	f
4177796	16.00%	7/2/15	254	251	f
4178162	16.00%	7/28/15	1,168	1,156	f
4184016	16.00%	8/4/15	599	592	f
4186708	16.00%	7/11/15	553	547	f
4187662	16.00%	7/26/15	3,483	3,445	f
4222783	16.00%	7/27/15	182	180	f
4231529	16.00%	7/11/15	863	853	f
4238568	16.00%	7/21/15	819	810	f
4250153	16.00%	7/18/15	831	822	f
4256129	16.00%	7/15/15	14,175	14,020	f
4285086	16.00%	7/13/15	833	824	f
4292239	16.00%	7/25/15	788	779	f
4306500	16.00%	7/10/15	178	176	f
4314882	16.00%	7/29/15	398	394	f
4338372	16.00%	7/18/15	18,948	18,741	f
4340794	16.00%	7/8/15	254	251	f
4353054	16.00%	7/28/15	1,427	1,412	f
4357725	16.00%	7/31/15	118	117	f
4370469	16.00%	7/23/15	832	823	f
4371875	16.00%	7/29/15	1,524	1,508	f
4421517	16.00%	7/27/15	254	251	f
4441484	16.00%	7/18/15	1,622	1,605	f
4455453	16.00%	7/28/15	247	244	f
4487414	16.00%	7/4/15	395	391	f
4496474	16.00%	7/15/15	937	927	f
4565303	16.00%	7/28/15	480	475	f
4575591	16.00%	7/27/15	168	166	f
4577581	16.00%	7/31/15	5,292	5,234	f
4589915	16.00%	7/27/15	2,973	2,940	f
4590388	16.00%	7/15/15	15,278	15,111	f
4607976	16.00%	7/27/15	203	200	f
4620061	16.00%	7/15/15	8,647	8,552	f
4637925	16.00%	7/9/15	27,910	27,605	f
4645115	16.00%	7/11/15	1,236	1,223	f
4690606	16.00%	7/12/15	518	512	f
4697684	16.00%	7/5/15	788	779	f
4699325	16.00%	7/27/15	954	944	f
4734563	16.00%	7/29/15	3,150	3,116	f
4742000	16.00%	7/14/15	5,843	5,779	f
4748720	16.00%	7/27/15	2,289	2,264	f
4750951	16.00%	7/25/15	266	263	f
4775968	16.00%	7/15/15	326	323	f
4791763	16.00%	7/12/15	414	410	f

71

Direct Lending Income Fund, LP

(Unaudited)

4792786	16.00%	7/22/15	79	78	f
4805909	16.00%	7/11/15	335	331	f
4813584	16.00%	7/15/15	94	93	f
4815509	16.00%	7/11/15	985	974	f
4816308	16.00%	7/13/15	629	622	f
4817041	16.00%	7/27/15	335	331	f
4822040	16.00%	7/9/15	851	841	f
4836451	16.00%	7/31/15	33,075	32,714	f
4837204	16.00%	7/11/15	3,230	3,195	f
4852075	16.00%	7/1/15	2,252	2,228	f
4853752	16.00%	7/24/15	10,851	10,732	f
4868600	16.00%	7/17/15	1,575	1,558	f
4871683	16.00%	7/22/15	512	506	f
4877944	16.00%	7/14/15	312	308	f
4889809	16.00%	7/1/15	268	265	f
4976904	16.00%	7/6/15	149	147	f
4984348	16.00%	6/30/15	788	779	f
4986772	16.00%	7/11/15	219	217	f
4992555	16.00%	7/15/15	3,478	3,440	f
5002199	16.00%	7/16/15	10,494	10,380	f
5013929	16.00%	7/18/15	4,227	4,181	f
5033824	16.00%	7/27/15	105	104	f
5056382	16.00%	7/31/15	5,093	5,037	f
5081379	16.00%	7/27/15	1,001	990	f
5121054	16.00%	7/15/15	386	382	f
5138890	16.00%	7/27/15	254	251	f
5147597	16.00%	7/14/15	2,291	2,265	f
5151415	16.00%	7/13/15	257	254	f
5169768	16.00%	7/17/15	864	854	f
5175313	16.00%	7/12/15	594	588	f
5185499	16.00%	7/15/15	276	273	f
5191631	16.00%	7/12/15	326	323	f
5205914	16.00%	7/17/15	2,415	2,389	f
5272315	16.00%	7/15/15	1,050	1,039	f
5275529	16.00%	7/27/15	459	454	f
5276341	16.00%	7/28/15	3,073	3,040	f
5283926	16.00%	7/24/15	520	514	f
5293230	16.00%	7/27/15	791	783	f
5316274	16.00%	7/7/15	788	779	f
5338164	16.00%	7/12/15	67	66	f
5342215	16.00%	7/10/15	262	259	f
5346169	16.00%	7/3/15	35,867	35,476	f
5363806	16.00%	7/14/15	1,263	1,249	f
5369714	16.00%	7/8/15	800	791	f
5371764	16.00%	7/7/15	788	779	f
5380440	16.00%	7/28/15	1,690	1,671	f
5392409	16.00%	7/15/15	683	676	f
5395230	16.00%	7/9/15	144	142	f
5413789	16.00%	7/11/15	804	795	f
5430464	16.00%	8/2/15	254	251	f
5442345	16.00%	7/13/15	406	401	f
5448898	16.00%	7/26/15	2,198	2,174	f
5459297	16.00%	7/28/15	366	362	f
5485304	16.00%	7/1/15	285	282	f
5487106	16.00%	7/28/15	14,090	13,936	f
5504231	16.00%	7/18/15	8,125	8,037	f

72

Direct Lending Income Fund, LP

(Unaudited)

5531442	16.00%	7/27/15	1,969	1,948	f
5557102	16.00%	7/13/15	2,282	2,257	f
5564254	16.00%	7/9/15	548	542	f
5567636	16.00%	7/27/15	3,075	3,041	f
5572527	16.00%	7/27/15	1,217	1,204	f
5585310	16.00%	7/11/15	1,018	1,006	f
5603916	16.00%	7/15/15	1,428	1,412	f
5619815	16.00%	7/9/15	648	641	f
5627912	16.00%	7/16/15	532	526	f
5629254	16.00%	7/13/15	880	871	f
5644900	16.00%	7/10/15	9,193	9,093	f
5657357	16.00%	7/13/15	162	160	f
5657790	16.00%	6/30/15	856	846	f
5658979	16.00%	7/25/15	245	242	f
5681093	16.00%	7/21/15	85	84	f
5681546	16.00%	8/14/15	326	323	f
5687403	16.00%	7/27/15	695	688	f
5719877	16.00%	7/17/15	278	275	f
5737465	16.00%	7/10/15	73	72	f
5760354	16.00%	7/15/15	696	688	f
5793873	16.00%	7/26/15	2,796	2,765	f
5832440	16.00%	7/22/15	2,228	2,204	f
5861800	16.00%	7/12/15	412	407	f
5868044	16.00%	7/11/15	3,563	3,524	f
5885624	16.00%	7/14/15	4,724	4,673	f
5939759	16.00%	7/15/15	1,181	1,168	f
5940660	16.00%	7/9/15	1,197	1,184	f
5960302	16.00%	7/27/15	440	435	f
5969126	16.00%	7/28/15	1,444	1,428	f
6006167	16.00%	7/11/15	125	124	f
6023795	16.00%	7/31/15	788	779	f
6040438	16.00%	7/11/15	700	692	f
6041356	16.00%	7/20/15	7,875	7,789	f
6046198	16.00%	7/25/15	531	525	f
6060031	16.00%	7/11/15	242	240	f
6078333	16.00%	7/27/15	1,553	1,536	f
6078457	16.00%	7/15/15	1,103	1,090	f
6086565	16.00%	7/11/15	77	76	f
6087879	16.00%	7/25/15	788	779	f
6092307	16.00%	7/11/15	907	897	f
6110531	16.00%	7/28/15	277	274	f
6114352	16.00%	7/16/15	314	311	f
6123390	16.00%	7/29/15	158	157	f
6132400	16.00%	7/14/15	887	877	f
6157602	16.00%	7/5/15	312	309	f
6167438	16.00%	8/9/15	59	58	f
6168960	16.00%	7/22/15	359	355	f
6188104	16.00%	7/11/15	655	648	f
6192836	16.00%	7/31/15	9,319	9,217	f
6200276	16.00%	7/14/15	512	506	f
6232137	16.00%	7/29/15	759	751	f
6254160	16.00%	7/29/15	5,314	5,256	f
6258546	16.00%	7/27/15	484	478	f
6304377	16.00%	7/15/15	491	486	f
6317439	16.00%	7/27/15	1,834	1,814	f
6338413	16.00%	7/9/15	159	157	f

73

Direct Lending Income Fund, LP

(Unaudited)

6342940	16.00%	7/1/15	268	265	f
6346758	16.00%	7/23/15	432	427	f
6354923	16.00%	7/11/15	56	55	f
6359297	16.00%	7/11/15	2,714	2,684	f
6413107	16.00%	7/18/15	2,003	1,982	f
6433211	16.00%	7/13/15	254	251	f
6463084	16.00%	7/18/15	788	779	f
6470308	16.00%	7/11/15	1,066	1,054	f
6475050	16.00%	7/12/15	261	259	f
6477044	16.00%	7/21/15	788	779	f
6495547	16.00%	7/25/15	659	652	f
6497631	16.00%	7/27/15	865	855	f
6503857	16.00%	7/14/15	4,332	4,285	f
6505128	16.00%	7/14/15	478	473	f
6511604	16.00%	7/16/15	266	263	f
6534938	16.00%	7/27/15	83	82	f
6543741	16.00%	7/28/15	214	211	f
6570885	16.00%	7/28/15	476	471	f
6608526	16.00%	7/8/15	322	318	f
6615758	16.00%	7/18/15	788	779	f
6652401	16.00%	7/29/15	284	281	f
6655376	16.00%	7/27/15	870	860	f
6715314	16.00%	7/11/15	323	319	f
6719783	16.00%	7/11/15	1,220	1,207	f
6728444	16.00%	7/14/15	479	473	f
6736203	16.00%	7/14/15	1,941	1,919	f
6744729	16.00%	7/11/15	46	45	f
6756494	16.00%	7/25/15	495	490	f
6761159	16.00%	7/1/15	375	371	f
6766794	16.00%	7/27/15	2,561	2,533	f
6767079	16.00%	7/10/15	836	827	f
6813509	16.00%	7/4/15	12,824	12,684	f
6827901	16.00%	7/11/15	349	345	f
6829055	16.00%	7/28/15	736	728	f
6838624	16.00%	7/19/15	254	251	f
6842867	16.00%	7/18/15	788	779	f
6848772	16.00%	7/14/15	99	98	f
6858366	16.00%	7/10/15	85	84	f
6891019	16.00%	7/28/15	420	416	f
6904488	16.00%	7/7/15	1,050	1,039	f
6926825	16.00%	7/24/15	333	329	f
6928606	16.00%	7/15/15	4,549	4,499	f
6940382	16.00%	7/28/15	113	112	f
6940991	16.00%	7/28/15	5,640	5,578	f
6944592	16.00%	7/31/15	671	664	f
6953690	16.00%	7/15/15	450	445	f
6990923	16.00%	7/11/15	1,343	1,329	f
6996504	16.00%	7/11/15	273	270	f
7015517	16.00%	7/5/15	788	779	f
7017170	16.00%	7/27/15	489	484	f
7018190	16.00%	7/16/15	254	251	f
7023926	16.00%	7/9/15	759	751	f
7046248	16.00%	7/23/15	321	317	f
7069041	16.00%	7/11/15	4,205	4,159	f
7093817	16.00%	7/27/15	455	450	f
7095281	16.00%	7/11/15	403	398	f

74

Direct Lending Income Fund, LP

(Unaudited)

7098136	16.00%	7/28/15	607	600	f
7127087	16.00%	7/18/15	5,848	5,784	f
7129080	16.00%	7/11/15	581	575	f
7133383	16.00%	7/21/15	2,701	2,672	f
7133456	16.00%	7/12/15	296	293	f
7168560	16.00%	7/11/15	2,182	2,159	f
7169292	16.00%	7/15/15	41,475	41,022	f
7180023	16.00%	7/20/15	62,580	61,896	f
7198759	16.00%	7/2/15	196	194	f
7203593	16.00%	7/11/15	394	389	f
7235919	16.00%	7/30/15	1,050	1,039	f
7246906	16.00%	7/12/15	558	552	f
7266879	16.00%	7/14/15	6,922	6,847	f
7275331	16.00%	7/27/15	152	150	f
7282103	16.00%	7/27/15	574	568	f
7310243	16.00%	7/14/15	368	364	f
7328505	16.00%	7/28/15	1,606	1,588	f
7334554	16.00%	7/29/15	410	406	f
7369228	16.00%	7/17/15	3,367	3,330	f
7385109	16.00%	7/8/15	3,268	3,232	f
7387823	16.00%	7/3/15	421	416	f
7419966	16.00%	7/27/15	234	231	f
7442425	16.00%	7/5/15	788	779	f
7458283	16.00%	7/16/15	254	251	f
7464603	16.00%	7/21/15	788	779	f
7496597	16.00%	7/26/15	860	851	f
7502874	16.00%	7/15/15	4,652	4,601	f
7506696	16.00%	7/11/15	1,795	1,776	f
7521705	16.00%	7/27/15	251	248	f
7525724	16.00%	7/18/15	2,045	2,023	f
7545349	16.00%	8/14/15	156	154	f
7559567	16.00%	6/30/15	67	66	f
7585619	16.00%	7/20/15	3,675	3,635	f
7613717	16.00%	7/15/15	155	154	f
7625456	16.00%	7/17/15	1,155	1,142	f
7627268	16.00%	7/18/15	15,742	15,570	f
7648947	16.00%	7/27/15	1,997	1,976	f
7655861	16.00%	7/27/15	714	706	f
7705203	16.00%	7/18/15	144	143	f
7705243	16.00%	7/27/15	470	465	f
7719845	16.00%	7/28/15	257	255	f
7724693	16.00%	7/11/15	1,050	1,038	f
7728069	16.00%	7/11/15	205	203	f
7729928	16.00%	7/15/15	1,096	1,084	f
7738603	16.00%	7/27/15	71	71	f
7771047	16.00%	7/2/15	73	72	f
7774299	16.00%	7/15/15	980	969	f
7782018	16.00%	7/12/15	412	407	f
7788266	16.00%	7/10/15	707	699	f
7819711	16.00%	7/28/15	697	689	f
7878795	16.00%	7/29/15	1,053	1,042	f
7887212	16.00%	7/27/15	639	632	f
7944216	16.00%	7/16/15	898	888	f
7950980	16.00%	7/27/15	188	186	f
7972050	16.00%	7/28/15	1,029	1,018	f
8002025	16.00%	7/15/15	32,829	32,470	f

75

Direct Lending Income Fund, LP

(Unaudited)

8010921	16.00%	7/15/15	2,507	2,479	f
8019233	16.00%	7/26/15	23,625	23,367	f
8059217	16.00%	7/25/15	59,292	58,644	f
8094875	16.00%	7/15/15	288	285	f
8151618	16.00%	7/4/15	61	60	f
8155433	16.00%	7/10/15	616	609	f
8188827	16.00%	7/25/15	448	443	f
8196918	16.00%	7/28/15	1,855	1,835	f
8229632	16.00%	7/11/15	1,327	1,313	f
8235714	16.00%	7/11/15	67	66	f
8237435	16.00%	7/27/15	3,562	3,523	f
8300825	16.00%	7/17/15	9,381	9,279	f
8309573	16.00%	7/19/15	5,163	5,107	f
8312475	16.00%	7/27/15	235	233	f
8343608	16.00%	7/26/15	65,949	65,229	f
8343680	16.00%	8/9/15	223	220	f
8345350	16.00%	7/23/15	144	143	f
8356908	16.00%	7/27/15	308	305	f
8375096	16.00%	7/15/15	9,460	9,357	f
8375789	16.00%	7/28/15	1,057	1,046	f
8391756	16.00%	7/28/15	196	194	f
8395899	16.00%	7/18/15	14,711	14,551	f
8396195	16.00%	7/29/15	2,143	2,120	f
8422716	16.00%	7/27/15	277	274	f
8424047	16.00%	7/25/15	206	204	f
8430857	16.00%	7/17/15	998	987	f
8434445	16.00%	7/18/15	788	779	f
8458147	16.00%	7/22/15	684	677	f
8458634	16.00%	7/21/15	662	654	f
8476953	16.00%	7/1/15	268	265	f
8481824	16.00%	7/31/15	139	137	f
8501781	16.00%	7/1/15	740	732	f
8503156	16.00%	7/27/15	1,995	1,974	f
8517311	16.00%	7/18/15	356	352	f
8521674	16.00%	7/20/15	10,500	10,385	f
8539987	16.00%	7/7/15	788	779	f
8581556	16.00%	7/29/15	2,056	2,033	f
8596783	16.00%	7/27/15	791	783	f
8602480	16.00%	7/27/15	736	728	f
8614966	16.00%	7/11/15	978	967	f
8616170	16.00%	7/15/15	156	154	f
8625721	16.00%	7/27/15	184	182	f
8630532	16.00%	7/28/15	318	314	f
8639220	16.00%	7/28/15	481	476	f
8664343	16.00%	7/27/15	254	251	f
8667377	16.00%	7/15/15	1,424	1,409	f
8673866	16.00%	7/12/15	79	78	f
8674050	16.00%	7/15/15	31,927	31,578	f
8684661	16.00%	7/1/15	7,875	7,789	f
8713307	16.00%	7/18/15	490	484	f
8723744	16.00%	7/14/15	254	251	f
8723935	16.00%	8/8/15	832	823	f
8742734	16.00%	7/29/15	759	750	f
8759280	16.00%	7/10/15	368	364	f
8773218	16.00%	7/15/15	2,205	2,181	f
8792126	16.00%	7/18/15	254	251	f

76

Direct Lending Income Fund, LP

(Unaudited)

8824436	16.00%	7/12/15	835	825	f
8846493	16.00%	7/1/15	1,129	1,116	f
8873715	16.00%	7/11/15	1,319	1,305	f
8879932	16.00%	7/27/15	30	30	f
8910891	16.00%	7/28/15	254	251	f
8916993	16.00%	7/8/15	254	251	f
8919859	16.00%	7/24/15	565	559	f
8950516	16.00%	7/11/15	131	130	f
8950754	16.00%	7/15/15	536	530	f
8990402	16.00%	7/8/15	15,040	14,875	f
9001472	16.00%	7/28/15	591	585	f
9021504	16.00%	7/5/15	386	382	f
9040224	16.00%	7/12/15	429	424	f
9052636	16.00%	7/10/15	1,368	1,353	f
9067722	16.00%	7/15/15	1,050	1,039	f
9085012	16.00%	7/15/15	2,488	2,461	f
9164950	16.00%	7/15/15	671	663	f
9178704	16.00%	7/15/15	394	389	f
9178982	16.00%	7/15/15	1,322	1,307	f
9199866	16.00%	7/28/15	1,349	1,334	f
9213967	16.00%	7/28/15	980	970	f
9218379	16.00%	7/22/15	113	112	f
9239486	16.00%	8/4/15	1,124	1,111	f
9248679	16.00%	8/14/15	254	251	f
9256702	16.00%	7/2/15	388	384	f
9269547	16.00%	7/21/15	11,104	10,982	f
9282639	16.00%	7/18/15	9,400	9,298	f
9309260	16.00%	7/27/15	561	554	f
9332161	16.00%	7/8/15	192	190	f
9345528	16.00%	7/9/15	118	116	f
9347153	16.00%	7/13/15	3,218	3,183	f
9347480	16.00%	6/30/15	671	664	f
9350894	16.00%	7/11/15	4,738	4,686	f
9369852	16.00%	6/30/15	3,203	3,168	f
9388946	16.00%	7/22/15	717	709	f
9445756	16.00%	7/16/15	626	619	f
9451072	16.00%	7/23/15	785	777	f
9477304	16.00%	7/25/15	404	400	f
9480007	16.00%	7/17/15	720	712	f
9483622	16.00%	7/9/15	947	936	f
9492173	16.00%	7/27/15	1,412	1,396	f
9537795	16.00%	7/14/15	452	447	f
9552415	16.00%	7/24/15	79	78	f
9598426	16.00%	7/13/15	198	196	f
9641406	16.00%	7/28/15	209	207	f
9642570	16.00%	7/18/15	1,072	1,060	f
9681843	16.00%	7/9/15	1,624	1,606	f
9768405	16.00%	7/13/15	788	779	f
9787628	16.00%	7/15/15	8,347	8,256	f
9799943	16.00%	7/17/15	278	275	f
9814735	16.00%	7/25/15	57,224	56,600	f
9818081	16.00%	7/8/15	524	518	f
9818446	16.00%	7/27/15	683	675	f
9840769	16.00%	7/25/15	1,763	1,744	f
9851407	16.00%	7/27/15	88	87	f
9862958	16.00%	7/31/15	5,536	5,476	f

77

Direct Lending Income Fund, LP

(Unaudited)

9876545		16.00%	7/28/15	133	131	f
9916291		16.00%	7/22/15	315	311	f
9951251		16.00%	7/1/15	5,250	5,193	f
9954938		16.00%	7/21/15	788	779	f
9964142		16.00%	7/27/15	464	459	f
9980842		16.00%	7/19/15	2,693	2,664	f
Information	17.05%			37,519,212	37,109,479
1037323		16.00%	7/31/15	313,765	310,338
1064934		16.00%	7/31/15	378,982	374,844
1144637		16.00%	7/31/15	405,993	401,559
1209299		16.00%	7/31/15	248,152	245,442
1244666		16.00%	7/31/15	219,242	216,848
1254322		16.00%	7/31/15	294,692	291,474
1361837		16.00%	7/31/15	382,978	378,796
1543810		16.00%	7/31/15	401,295	396,913
1587383		16.00%	7/31/15	375,158	371,061
1589969		16.00%	7/31/15	117,022	115,744
1655382		16.00%	7/31/15	202,141	199,934
1726011		16.00%	7/31/15	305,588	302,251
1779679		16.00%	7/31/15	409,850	405,375
1790860		16.00%	7/31/15	269,264	266,323
1928225		16.00%	7/31/15	225,669	223,204
2033823		16.00%	7/31/15	291,251	288,071
2136795		16.00%	7/31/15	430,248	425,550
2161043		16.00%	7/31/15	220,134	217,730
2422852		16.00%	7/31/15	420,196	415,607
2465687		16.00%	7/31/15	370,557	366,510
2502284		16.00%	7/31/15	352,542	348,692
2556175		16.00%	7/31/15	352,924	349,070
2580020		16.00%	7/31/15	367,601	363,587
2619657		16.00%	7/31/15	204,833	202,596
2645632		16.00%	7/31/15	363,001	359,037
2693937		16.00%	7/31/15	149,981	148,344
2883084		16.00%	7/31/15	388,807	384,561
2947631		16.00%	7/31/15	441,364	436,544
2966537		16.00%	7/31/15	334,249	330,599
2968368		16.00%	7/31/15	272,640	269,663
3026772		16.00%	7/31/15	416,670	412,120
3043339		16.00%	7/31/15	141,527	139,981
3048275		16.00%	7/31/15	296,568	293,329
3124401		16.00%	7/31/15	295,677	292,448
3299907		16.00%	7/31/15	285,279	282,163
3461918		16.00%	7/31/15	67,759	67,019
3542587		16.00%	7/31/15	364,452	360,472
3544717		16.00%	7/31/15	395,948	391,624
3587336		16.00%	7/31/15	476,045	470,847
3692169		16.00%	7/31/15	180,926	178,950
3710154		16.00%	7/31/15	220,395	217,988
3844394		16.00%	7/31/15	413,494	408,978
4069919		16.00%	7/31/15	319,685	316,194
4111982		16.00%	7/31/15	261,339	258,485
4202004		16.00%	7/31/15	278,225	275,187
4259841		16.00%	7/31/15	335,726	332,059
4309048		16.00%	7/31/15	367,333	363,322
4330299		16.00%	7/31/15	201,885	199,680
4335061		16.00%	7/31/15	389,237	384,986

78

Direct Lending Income Fund, LP

(Unaudited)

4347067	16.00%	7/31/15	483,904	478,619
4372049	16.00%	7/31/15	285,192	282,078
4614976	16.00%	7/31/15	345,392	341,620
4691769	16.00%	7/31/15	370,305	366,261
4772675	16.00%	7/31/15	391,069	386,798
4806177	16.00%	7/31/15	396,335	392,007
4899599	16.00%	7/31/15	252,301	249,546
4928929	16.00%	7/31/15	251,978	249,226
4930479	16.00%	7/31/15	385,380	381,172
5111598	16.00%	7/31/15	468,990	463,868
5166320	16.00%	7/31/15	319,519	316,029
5548922	16.00%	7/31/15	278,931	275,885
5594335	16.00%	7/31/15	183,240	181,239
5628631	16.00%	7/31/15	319,144	315,659
5656853	16.00%	7/31/15	374,832	370,739
5852407	16.00%	7/31/15	321,151	317,643
5869091	16.00%	7/31/15	417,106	412,551
5883099	16.00%	7/31/15	220,099	217,696
5916949	16.00%	7/31/15	152,508	150,843
5980481	16.00%	7/31/15	210,811	208,509
6080356	16.00%	7/31/15	222,509	220,079
6084559	16.00%	7/31/15	269,740	266,795
6150729	16.00%	7/31/15	267,483	264,562
6263544	16.00%	7/31/15	305,456	302,120
6283031	16.00%	7/31/15	243,803	241,140
6370691	16.00%	7/31/15	272,818	269,838
6410857	16.00%	7/31/15	348,238	344,435
6526351	16.00%	7/31/15	386,356	382,137
6541165	16.00%	7/31/15	150,740	149,094
6571457	16.00%	7/31/15	353,595	349,734
6650683	16.00%	7/31/15	268,236	265,307
6659909	16.00%	7/31/15	299,685	296,413
6705807	16.00%	7/31/15	400,946	396,567
6794565	16.00%	7/31/15	383,205	379,020
6836668	16.00%	7/31/15	300,058	296,781
7033246	16.00%	7/31/15	144,670	143,090
7115008	16.00%	7/31/15	272,546	269,570
7296050	16.00%	7/31/15	398,814	394,458
7585579	16.00%	7/31/15	431,503	426,791
7644116	16.00%	7/31/15	260,561	257,715
7645076	16.00%	7/31/15	409,613	405,140
7744828	16.00%	7/31/15	269,272	266,332
8095642	16.00%	7/31/15	338,556	334,858
8282688	16.00%	7/31/15	273,152	270,169
8310668	16.00%	7/31/15	108,704	107,517
8365481	16.00%	7/31/15	424,682	420,044
8378162	16.00%	7/31/15	223,639	221,196
8468351	16.00%	7/31/15	309,464	306,084
8569382	16.00%	7/31/15	356,893	352,995
8775794	16.00%	7/31/15	326,263	322,700
8786047	16.00%	7/31/15	445,671	440,804
8918557	16.00%	7/31/15	141,831	140,282
8920145	16.00%	7/31/15	386,587	382,365
8945594	16.00%	7/31/15	378,399	374,267
8981883	16.00%	7/31/15	342,332	338,594
9039913	16.00%	7/31/15	386,855	382,630

79

Direct Lending Income Fund, LP

(Unaudited)

9156304		16.00%	7/31/15	284,790	281,680
9161089		16.00%	7/31/15	419,685	415,102
9183374		16.00%	7/31/15	300,674	297,391
9234733		16.00%	7/31/15	265,626	262,725
9256344		16.00%	7/31/15	303,941	300,621
9276375		16.00%	7/31/15	307,086	303,732
9347314		16.00%	7/31/15	386,377	382,157
9531745		16.00%	7/31/15	394,025	389,722
9628495		16.00%	7/31/15	67,336	66,601
9632841		16.00%	7/31/15	241,422	238,786
9663428		16.00%	7/31/15	162,633	160,857
9728340		16.00%	7/31/15	292,807	289,609
9730662		16.00%	7/31/15	110,089	108,887
9798005		16.00%	7/31/15	440,488	435,677
9844621		16.00%	7/31/15	48,168	47,642
9880642		16.00%	7/31/15	361,028	357,086
9954755		16.00%	7/31/15	383,686	379,496
Credit Lines (d)	4.76%			10,469,600	10,355,266
Accommodation and Food Services	0.05%			100,785	99,684
6672778		14.49%	2/26/16	34,169	33,796	b
7571981		12.32%	1/28/16	66,616	65,889	b
Administrative and Support and Waste Management and Remediation Services	0.63%			1,389,161	1,373,991
2421093		13.77%	10/31/15	33,822	33,453	b
3365651		13.77%	10/16/15	27,733	27,430	b
6491200		12.32%	10/3/15	63,974	63,275	b
6613813		10.69%	6/26/16	216,047	213,688	b
6799279		14.49%	7/3/15	155,851	154,149	b
7218749		13.04%	2/4/16	235,922	233,346	b
7808316		10.69%	2/10/16	161,316	159,554	b
8095726		12.32%	12/18/15	268,730	265,795	b
8141131		15.22%	6/30/15	24,180	23,915	b
8270241		14.49%	7/31/15	73,079	72,281	b
8454831		13.04%	12/18/15	13,385	13,239	b
9698459		10.87%	1/30/16	115,123	113,866	b
Arts, Entertainment, and Recreation	0.14%			312,933	309,515
1185365		13.04%	11/19/15	76,658	75,821	b
3209403		13.04%	8/27/15	18,685	18,481	b
3575923		13.04%	9/24/16	25,250	24,974	b
4860501		13.04%	5/5/16	29,693	29,368	b
6115683		13.04%	9/2/15	48,480	47,951	b
7043063		11.60%	10/30/15	47,507	46,988	b
9285302		13.04%	9/15/15	66,660	65,932	b
Construction	0.79%			1,737,972	1,718,992
1507040		12.32%	3/13/16	126,989	125,602	b
2239561		13.05%	10/7/15	36,993	36,589	b
2776432		13.77%	12/31/15	36,322	35,925	b
3045479		12.32%	2/3/16	54,420	53,825	b
3357502		10.69%	1/27/16	219,448	217,052	b
3554973		13.04%	5/27/16	27,441	27,141	b
3966107		15.94%	6/5/16	144,626	143,047	b
4004275		12.32%	8/21/15	5,508	5,448	b
7403245		10.87%	6/30/15	364,307	360,329	b
7567101		14.49%	4/2/16	115,290	114,031	b
7593039		13.77%	1/31/16	79,195	78,330	b
7654787		10.69%	4/7/16	196,920	194,769	b
7908370		12.32%	1/21/16	114,661	113,409	b

80

Direct Lending Income Fund, LP

(Unaudited)

8061451		12.32%	8/24/15	2,045	2,023	b
9470643		13.77%	4/30/16	203,876	201,650	b
9719958		10.69%	2/24/16	9,930	9,821	b
Health Care and Social Assistance	0.20%			433,055	428,326
2535451		13.77%	12/31/15	186	184	b
9860148		10.69%	2/20/16	432,870	428,143	b
Information	0.20%			444,124	439,274
1749388		12.32%	12/5/15	203,147	200,929	b
4269652		15.94%	1/15/16	211,393	209,084	b
5054051		14.49%	11/21/15	29,583	29,260	b
Manufacturing	0.56%			1,227,173	1,213,771
3318527		12.14%	6/3/16	321,310	317,801	b
3603481		13.77%	12/17/15	15,000	14,836	b
4408392		13.04%	10/15/15	270,681	267,725	b
4874321		13.04%	6/19/16	2,959	2,926	b
7902487		15.94%	12/10/15	79,270	78,405	b
8457548		10.69%	2/19/16	84,520	83,597	b
9427902		8.70%	7/10/15	425,213	420,569	b
9843034		15.22%	2/20/16	28,220	27,912	b
Professional, Scientific, and Technical Services	0.95%			2,083,409	2,060,656
1002837		10.69%	7/22/15	356,563	352,669	b
1131722		14.49%	2/9/16	74,392	73,579	b
1251947		12.32%	10/15/15	18,499	18,297	b
1274566		13.05%	8/29/15	75,050	74,230	b
1418741		10.33%	12/30/15	287,279	284,142	b
3050433		12.32%	1/27/16	111,139	109,926	b
3270702		13.77%	2/26/16	15,785	15,613	b
5123443		10.69%	2/4/16	121	119	b
7143116		12.32%	4/1/16	114,504	113,253	b
7353477		10.69%	2/27/16	25,622	25,342	b
7700230		11.60%	7/9/15	53,218	52,637	b
8206682		13.04%	9/17/15	96,753	95,696	b
8461869		10.87%	9/26/15	113,035	111,801	b
8878635		10.87%	4/9/16	726,758	718,821	b
8971441		13.77%	5/22/16	14,691	14,531	b
Real Estate and Rental and Leasing	0.09%			189,789	187,717
3300509		12.32%	11/6/15	30,756	30,420	b
3994906		12.32%	9/11/15	81,035	80,150	b
4226352		13.77%	8/12/15	23,176	22,923	b
5803116		7.97%	3/26/16	28,510	28,199	b
8737886		12.32%	12/24/15	26,313	26,025	b
Retail Trade	0.27%			592,250	585,782
1555683		7.97%	8/25/15	113,166	111,930	b
2066011		7.79%	11/11/15	22,826	22,576	b
2564973		13.77%	2/3/16	31,670	31,324	b
2748924		7.79%	9/24/15	16,642	16,460	b
3236176		10.69%	10/6/15	24,941	24,668	b
3466844		13.77%	1/28/16	22,924	22,673	b
4069219		12.32%	8/25/15	15,352	15,184	b
4260853		10.87%	11/14/15	33,835	33,466	b
4292621		12.32%	12/24/15	15,366	15,198	b
4443170		11.59%	12/22/15	92,516	91,506	b
5168630		13.77%	9/21/15	20,024	19,805	b
5682585		13.77%	11/17/15	29,444	29,123	b
5857239		13.77%	9/30/15	6,192	6,124	b
7079169		12.32%	7/22/15	9,595	9,490	b

81

Direct Lending Income Fund, LP

(Unaudited)

7317219		13.04%	12/12/15	109,587	108,391	b
8536766		12.14%	11/26/15	18,012	17,815	b
8611933		13.77%	9/10/15	6,807	6,733	b
8858783		12.32%	9/2/15	8	8	b
9245966		13.77%	8/25/15	3,343	3,307	b
Transportation and Warehousing	0.04%			94,786	93,751
6712149		13.04%	2/24/16	71,603	70,821	b
8599687		14.49%	5/15/16	23,184	22,930	b
Wholesale Trade	0.84%			1,859,260	1,838,955
1016780		12.32%	8/24/15	10,096	9,985	b
1101775		12.32%	4/27/17	5,028	4,973	b
1196824		13.77%	12/21/15	10,458	10,343	b
1203918		13.77%	12/21/15	181,337	179,356	b
1354961		12.32%	8/21/15	2,427	2,400	b
1741212		12.32%	10/3/15	2,435	2,408	b
1764814		10.87%	6/27/16	192,272	190,172	b
2164086		12.32%	11/7/15	214,280	211,940	b
2200302		11.59%	8/24/15	43,645	43,169	b
2266238		13.05%	11/20/15	16,906	16,721	b
2400083		11.59%	10/15/15	13,207	13,063	b
2628879		12.32%	10/14/15	16,451	16,272	b
3285529		15.22%	3/7/16	352,067	348,222	b
3801359		11.59%	7/16/15	32,977	32,617	b
4275695		12.32%	2/18/17	26,948	26,654	b
4325247		12.32%	11/6/15	6,357	6,287	b
4425226		10.69%	10/3/15	11,793	11,664	b
4705961		12.32%	10/22/15	3,920	3,877	b
4861754		12.32%	12/3/15	9,088	8,988	b
6120419		14.49%	3/13/16	242,770	240,119	b
6565557		12.32%	8/7/15	26,802	26,510	b
6879832		10.69%	12/31/15	1,216	1,203	b
7035823		12.32%	9/25/15	13,149	13,005	b
7304686		13.77%	12/23/15	55,231	54,628	b
7763011		13.77%	9/29/15	4,202	4,156	b
8059759		10.69%	6/27/16	192,970	190,863	b
8278734		12.32%	9/18/15	8,259	8,169	b
8321162		12.32%	11/12/15	43,380	42,906	b
9217446		11.59%	10/20/15	25,341	25,064	b
9347542		12.32%	12/17/15	4,271	4,225	b
9422675		10.69%	9/5/15	74,849	74,032	b
9510329		12.32%	11/20/15	8,427	8,335	b
9669074		12.32%	8/18/15	6,701	6,628	b
Other Services (except Public Administration)	0.00%			4,904	4,851
2736951		12.32%	8/26/15	3,301	3,265	b
5207442		12.32%	8/27/15	1,604	1,586	b
Real Estate Loans (d)	2.77%			6,105,220	6,038,547
Construction	2.77%			6,105,220	6,038,547
1013067		11.00%	3/2/16	134,448	132,980
1270756		13.00%	2/9/16	229,180	226,677
1317911		12.00%	12/10/15	104,734	103,591
1469035		11.00%	12/1/15	204,470	202,237
1602710		11.00%	12/1/15	204,470	202,237
2006593		12.00%	10/16/15	214,590	212,246
3205378		13.00%	12/1/15	199,499	197,320
4977681		11.00%	2/9/16	249,080	246,360
6015771		11.00%	12/31/15	124,623	123,263

82

Direct Lending Income Fund, LP

(Unaudited)

6602824		13.00%	1/6/16	184,428	182,414
6801606		11.00%	12/31/15	149,560	147,927
6906185		11.00%	12/1/15	154,599	152,911
7185778		12.00%	3/2/16	184,248	182,236
7391899		13.00%	12/10/15	209,442	207,154
7556695		11.00%	2/9/16	355,000	351,123
7580963		12.50%	10/1/15	190,000	187,925
7807997		11.00%	12/1/15	209,457	207,170
8019864		11.00%	9/2/15	359,558	355,632
8423953		11.00%	12/31/15	171,470	169,598
8483106		13.00%	11/4/15	154,673	152,984
8619260		11.00%	12/12/15	299,202	295,935
8763076		11.00%	12/19/15	244,226	241,558
8994765		11.00%	2/12/16	124,536	123,176
9644263		11.00%	2/2/16	463,320	458,260
9883604		11.00%	2/4/16	986,405	975,633
Member Payment Dependent Notes (d)	0.41%			904,204	894,330
Accommodation and Food Services	0.01%			13,440	13,293
5566389		25.49%	4/15/18	13,440	13,293
Administrative and Support and Waste Management and Remediation Services	0.05%			102,929	101,805
1273302		25.99%	1/21/18	17,468	17,278
2285312		26.48%	2/25/18	10,667	10,551
2305937		30.20%	2/5/18	4,765	4,713
5963119		16.58%	12/2/17	12,355	12,220
6162589		20.54%	11/20/17	10,581	10,465
6958653		23.27%	8/7/17	13,342	13,196
7307834		23.76%	2/17/18	13,819	13,668
9205367		24.26%	4/6/18	19,932	19,714
Arts, Entertainment, and Recreation	0.00%			9,334	9,232
5681347		25.49%	6/11/18	9,334	9,232
Construction	0.01%			31,182	30,841
2938733		23.02%	5/21/18	13,816	13,665
3821928		19.55%	2/19/18	17,366	17,176
Educational Services	0.03%			70,458	69,689
3724204		19.40%	7/30/17	15,551	15,381
4938011		26.24%	5/6/18	17,042	16,856
5718684		26.73%	6/3/16	5,482	5,422
6870931		28.22%	3/18/18	12,697	12,558
7007505		23.51%	10/30/17	8,368	8,276
7646619		24.75%	4/2/18	7,119	7,041
9365252		25.25%	6/25/18	4,200	4,154
Finance and Insurance	0.01%			15,216	15,050
7526845		31.43%	4/8/18	3,355	3,318
8383878		26.48%	11/6/17	5,089	5,034
9077425		28.46%	6/10/18	6,771	6,697
Health Care and Social Assistance	0.03%			60,517	59,856
7255631		22.03%	4/30/16	13,396	13,250
8614988		15.10%	12/26/17	30,318	29,987
9485276		23.27%	2/25/18	16,802	16,619
Information	0.03%			62,455	61,773
2601062		23.27%	1/22/18	18,441	18,240
5042656		18.81%	2/26/18	19,304	19,093
5908317		32.18%	5/20/16	8,006	7,918
6068949		16.58%	11/16/17	16,705	16,522
Manufacturing	0.04%			90,492	89,504
1509058		18.56%	1/30/18	25,375	25,098

83

Direct Lending Income Fund, LP

(Unaudited)

3738149		21.78%	12/5/17	3,957	3,914
6961933		25.99%	2/27/18	12,362	12,227
7790184		21.53%	4/30/16	11,639	11,511
9541307		21.78%	3/20/18	25,971	25,688
9992798		25.00%	12/12/15	11,189	11,067
Professional, Scientific, and Technical Services	0.14%			305,517	302,180
1580902		19.31%	1/22/16	13,259	13,114
2165739		28.96%	3/3/18	9,650	9,545
2723563		15.35%	3/25/18	35,813	35,422
2959252		18.32%	6/8/18	20,924	20,696
3092008		21.29%	11/7/17	5,737	5,674
3366656		24.26%	3/19/18	20,389	20,166
3494194		18.56%	3/25/18	28,955	28,639
3551620		22.28%	5/27/16	19,171	18,962
3592142		18.56%	12/24/17	21,619	21,383
3973255		12.13%	6/18/18	26,250	25,963
4964309		20.54%	1/22/18	19,241	19,031
5507829		28.71%	5/13/18	9,791	9,684
5929962		24.01%	3/19/18	10,715	10,597
7194130		25.74%	3/26/18	12,515	12,379
7906209		21.29%	11/28/17	8,533	8,440
7988919		22.28%	10/17/15	4,879	4,825
8267411		12.38%	6/19/18	13,025	12,883
9436118		19.55%	3/14/18	25,050	24,777
Retail Trade	0.01%			29,962	29,635
1437981		25.99%	11/17/17	8,523	8,430
4415898		27.47%	11/19/17	1,226	1,213
7096392		16.09%	11/28/17	12,641	12,503
9049731		30.94%	5/20/16	7,573	7,490
Transportation and Warehousing	0.01%			24,401	24,134
4896232		27.23%	4/30/18	9,893	9,785
5568339		21.78%	12/16/17	3,480	3,442
5888172		30.94%	6/25/16	2,100	2,077
7503944		28.96%	2/17/18	8,928	8,830
Wholesale Trade	0.03%			68,591	67,842
7066486		26.24%	1/16/16	10,168	10,057
7328967		15.10%	3/4/18	24,871	24,600
8589937		11.39%	4/30/18	11,813	11,684
8794172		20.79%	3/2/16	21,739	21,501
Other Services (except Public Administration)	0.01%			19,710	19,494
4220938		23.76%	11/12/17	8,478	8,385
4324891		27.23%	4/2/18	2,663	2,634
8634153		32.42%	1/9/18	8,569	8,475
Secured Loan Facility (d)	6.67%			14,682,973	14,522,626
Finance and Insurance	6.67%			14,682,973	14,522,626
2675004		16.00%	4/30/17	450,000	445,086	bg
3129191		17.00%	3/31/17	7,000,000	6,923,556	bh
7377882		15.00%	12/31/17	7,232,973	7,153,985	bg
Secured Loan (d)	2.36%			5,200,000	5,143,213
Finance and Insurance	2.36%			5,200,000	5,143,213
5955349		14.00%	7/7/18	5,200,000	5,143,213	bf
Subordinated Secured Loan (d)	0.29%			629,458	622,584
Finance and Insurance	0.29%			629,458	622,584
9402015		14.40%	6/3/16	629,458	622,584	bf
Membership Interests in LLC (d)	1.91%			4,202,745	4,156,848
Finance and Insurance	1.91%			4,202,745	4,156,848
3952946			6/20/20	4,202,745	4,156,848	bi
Grand Total	93.00%			204,685,047	202,449,762

a Non-accruing.

b All or a portion of this holding is subject to unfunded loan commitments. See Note 8.

c All Notes are issued by U.S. domiciled entities and are denominated in U.S. dollars.

d See Note 1 to financial statements.

e Represents stated interest rate net of platform fees on credit lines, loans, secured loan facility, payment dependent promissory notes, real estate loans, member payment dependent notes, secured loan, subordinated secured loan, and secured loan facility. Represents imputed rate of return net of platform fees based on collection of future cash flows on receivables, future receivables, and membership interests in LLC.

f Participation interest.

g Revolving loan secured by term notes.

h Revolving loan secured by future receivables.

i Invests in term notes.

84

Pro Forma Financial Statements

As of and for the Six-Month Period Ended June 30, 2015

(Unaudited)

The Direct Lending Income Fund (the “Fund”) is a non-diversified, closed-end management investment company, organized as a Delaware statutory trust on August 10, 2015. The Fund periodically offers to sell and to repurchase shares from investors at the Net Asset Value per share. The Fund’s investment objective is to seek current income and stability in capital.

Direct Lending Income Fund, LP, (the “Predecessor Fund”), a privately offered fund managed by an affiliate of the Adviser, is expected to be reorganized into the Fund as of the date the Fund commences operations (i.e., on or about January 1, 2016). Upon such reorganization, the Fund will acquire the assets and adopt the financial and performance history of the Predecessor Fund. The investment goals, strategies and limitations of the Fund are substantially similar to those of the Predecessor Fund.

The following preliminary pro forma (unaudited) financial statements are based on the unaudited financial statements of the Predecessor Fund as of June 30, 2015 and for the period January 1, 2015 to June 30, 2015, and the audited financial statements of the Fund as of September 30, 2015.

The pro forma (unaudited) balance sheet as of June 30, 2015 and pro forma (unaudited) statement of operations for the six-month period ended June 30, 2015 are presented as if the Fund commenced operations on January 1, 2015 upon the acquisition of all of the assets of the Predecessor Fund on such date. The historical financial information has been adjusted to reflect items that are directly applicable to the Fund with respect to the pro forma unaudited statement of operations only. The preparation of the pro forma unaudited financial statements and related adjustments required management to make certain assumptions and estimates.

The pro forma unaudited financial statements are provided for informational purposes only. Additionally, the pro forma unaudited financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Fund commenced operations of the dates indicated or that may be achieved in the future. Pro forma financial statements may not include all required investment company financial statement disclosures. Lastly, the pro forma unaudited financial statements do not give consideration to the impact of possible revenue enhancements or expense efficiencies that may result upon commencement of the operations of the Fund.

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Statement of Assets, Liabilities and Partners’ Capital

Pro Forma (Unaudited)

As of and for the Six-Month Period Ended June 30, 2015

Assets	Predecessor Fund	DLIF Trust	Pro Forma Adjustment (Note 1)	Total

Investments in Notes, at fair value (cost $204,685,047)	$202,449,762			202,449,762
Cash and cash equivalents	23,443,681	100,000	(497,191)	22,981,503
Interest receivable	1,687,997			1,687,997
Due from Platforms	12,678,330			12,678,330
Other assets	77,421		17,500	94,921
Total Assets	$240,337,191	100,000	(479,691)	239,892,513

Liabilities and Partners’ Capital

Liabilities
Advance capital contributions	13,961,000			13,961,000
Loans in funding	836,323			836,323
Distributions and withdrawals payable	7,576,364			7,576,364
Due to General Partner	1,278			1,278
Accrued expenses and other liabilities	282,934		90,033	307,980
Total Liabilities	22,657,899		90,033	22,682,945
Partners’ Capital/Net Assets	217,679,292	100,000	(569,724)	217,209,568
Total Liabilities and Partners’ Capital/Net Assets	$240,337,191	100,000	(479,691)	239,892,513

Note 1. Effect of restructuring on the balance sheet.

The Fund’s management has estimated that the new structure of the fund would have resulted in changes to the financial statements only as they relate to the increase in or introduction of certain expenses. The increase in expenses has been paid for out of the Partners’ Capital. A portion of the new expenses were structured as prepayments, the remaining value of which is listed in Other Assets. Accrued expenses have increased by one-twelfth of the increased amount of yearly non-prepaid expenses (e.g., fund administration, accounting, tax, legal, compliance, outside directors). Expense increases were mostly estimated to be due to growth in professional service provider fees in fund accounting, administration, outside directors, and legal.

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Statement of Operations

Pro Forma (Unaudited)

For the Six-Month Period Ended June 30, 2015

Investment Income	Predecessor Fund	Pro Forma Adjustment (Note 2)	Total

Interest income	$15,590,798		15,590,798
Total Investment Income	15,590,798		15,590,798

Expenses
Management fee	811,752	18,725	830,477
Incentive fee	-	2,380,429	2,380,429
Professional fees	200,485	40,787	241,272
Directors fees	-	40,000	40,000
Custodian fees	-	5,000	5,000
Transfer agent fees	-	14,213	14,213
Administrative fees	68,156	34,826	102,982
Other expenses	13,348	26,250	39,598
Total Expenses	1,093,741	2,560,230	3,653,971
Net Investment Income	14,497,057	(2,560,230)	11,936,827

Realized Loss on Investments
Net realized loss from investments (Charge offs)	(938,207)		(938,207)
Unrealized depreciation on investments	(1,656,705)		(1,656,705)
Net Loss on Investments	(2,594,912)		(2,594,912)
Net Change in Net Assets Resulting from Operations	$11,902,145	(2,560,230)	9,341,915

Note 2. Effect of restructuring on the income statement.

(a)	The increase in management and incentive fees is attributable to a $1,990,506 performance reallocation by the Predecessor Fund from limited partners to the general partner that would be recorded as an operating expense by the Fund, as well as increases in management fees and the incentive allocation attributable to agreements with certain limited partners of the Predecessor Fund under which their management fees and incentive allocation were charged at rates less than 1% and 20%, respectively.

(b)	The increase in professional fees is due to higher estimated annual legal costs and the introduction of Chief Compliance Officer services.

(c)	The Predecessor Fund did not use a custodian, a transfer agent, or have outside board members.

(d)	The increase in administrative fees reflects projections made by the Fund’s administrator and accountant service providers.

(e)	Other expenses that were projected to increase were related to shareholder reports and state and federal filing costs.

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